As filed with the Securities and Exchange Commission
                                on July 11, 2000

                          Securities Act File No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. / /

                        Post-Effective Amendment No. / /

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
           466 Lexington Avenue, 16th Floor, New York, New York 10017
                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)
                                 (212) 875-3500
                  (Registrant's Area Code and Telephone Number)

                                  -------------

                     Hal Liebes, Esq., Senior Vice President
               The Emerging Markets Telecommunications Fund, Inc.
                        466 Lexington Avenue, 16th Floor
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                 with copies to:

                            Daniel Schloendorn, Esq.
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019

                  Approximate Date of Proposed Public Offering:

                          As soon as practicable after
                  this Registration Statement becomes effective

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===============================================================================
    TITLE OF                      PROPOSED         PROPOSED
   SECURITIES                      MAXIMUM          MAXIMUM          AMOUNT OF
     BEING       AMOUNT BEING  OFFERING PRICE      AGGREGATE       REGISTRATION
  REGISTERED       REGISTERED    PER UNIT (1)   OFFERING PRICE(1)       FEE
 ------------------------------------------------------------------------------
Common Stock
($0.001 par      8,051,982       $14.8115       $119,261,931.393    $31,485.149
value)
===============================================================================

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices reported on the New York Stock Exchange on June 30, 2000.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

o     Cover Sheet

o     Contents of Registration Statement

o     Form N-14 Cross Reference Sheet

o     Letter to Shareholders of The Emerging Markets Telecommunications Fund,
      Inc.

o     Letter to Shareholders of The Emerging Markets Infrastructure Fund, Inc.

o Notice of Annual Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc.

o Notice of Special Meeting of Shareholders of The Emerging Markets Infrastructure Fund, Inc.

o     Part A - Proxy Statement/Prospectus

o     Part B - Statement of Additional Information

o     Part C - Other Information

o     Signature Page

o     Exhibits

                              CROSS REFERENCE SHEET

PART A Item No. and Caption                 Proxy Statement/Prospectus Caption
---------------------------                 -----------------------------------
1. Beginning of Registration Statement      Cover Page
   and Outside Front Cover Page of
   Prospectus

2. Beginning and Outside Back Cover Page    Cover Page; Table of Contents
   of Prospectus Contents

3. Fee Table, Synopsis Information, and     Synopsis; Risk Factors and Special
   Risk Factors                             Considerations; Comparison of
                                            Investment Objectives and Policies

4. Information about the Transactions       Synopsis - The Proposed Merger;
                                            Information about the Merger;
                                            Additional Information about the Funds

5. Information about the Registrant         Synopsis; Risk Factors and Special
                                            Considerations; Comparison of
                                            Investment Objectives and Policies;
                                            Additional Information about the Funds

6. Information about the Company Being      Synopsis; Risk Factors and Special
   Acquired                                 Considerations; Comparison of
                                            Investment Objectives and Policies;
                                            Additional Information about the Funds

7. Voting Information                       Notice of Meeting of Shareholders;
                                            General; Required Vote

8. Interest of Certain Persons and Experts  Additional Information about the Funds

9. Additional Information Required for      (Not Applicable)
   Reoffering by Persons Deemed to be
   Underwriters

PART B Item No. and Caption                 Statement of Additional Information Caption
---------------------------                 -------------------------------------------
10. Cover Page                              Cover Page

11. Table of Contents                       Table of Contents

12. Additional Information about the        Comparison of Risk Factors and
    Registrant                              Special  Considerations (in Part A);
                                            Comparison of Investment Objectives
                                            and Policies; Additional Information
                                            about the Funds (in Part A); Tax
                                            Considerations

13. Additional Information about the        Comparison of Risk Factors and
    Company Being Acquired                  Special Considerations (in Part A);
                                            Comparison of Investment Objectives
                                            and Policies; Additional Information
                                            about the Funds (in Part A); Tax
                                            Considerations

14. Financial Statements                    Financial Statements

PART C
------
15 - 17                                     Information required to be included
                                            in Part C is set forth under the
                                            appropriate Item, so numbered, in
                                            Part C of this Registration Statement.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                        466 Lexington Avenue, 16th Floor
                            New York, New York 10017

                                                                 _______, 2000

Dear Shareholder:

      We are pleased to invite you to the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc., a Maryland corporation. The Emerging Markets Telecommunications Fund, Inc. is sometimes referred to as "ETF" or the "Fund."

      The annual meeting is scheduled to be held at 2:00 p.m., Eastern time, on Friday, September 15, 2000, at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the annual meeting you will be asked to vote on five matters.

      First, you will be asked to vote on a Merger Agreement and Plan of Reorganization, or the Merger Agreement, whereby The Emerging Markets Infrastructure Fund, Inc., sometimes referred to as "EMG," will merge with and into ETF in accordance with the Maryland General Corporation Law. As a result of the merger:

      o     EMG will no longer exist,

      o     ETF will be the surviving corporation, and

      o each share of common stock of EMG will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of ETF, based on the net asset value per share of each fund.

      ETF will not issue any fractional shares to EMG shareholders. ETF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to shareholders of EMG. The currently issued and outstanding shares of ETF will remain issued and outstanding.

      Both ETF and EMG are closed-end, non-diversified management investment companies listed on the New York Stock Exchange. Both funds seek long-term capital appreciation by investing primarily in emerging countries' securities. While ETF generally invests in equity securities of telecommunication companies, EMG generally invests in equity securities of infrastructure companies in emerging countries. In addition, ETF may invest in equity or debt securities of corporate or government issuers in developed countries. The current investment objective and policies of ETF will continue unchanged if the merger occurs.

      The Board of Directors of ETF believes that combining the two funds will benefit Fund shareholders by providing the potential for:

      o     economies of scale,

      o     greater investment flexibility,

      o     a lower operating expense ratio,

      o improved diversification of portfolio equity holdings enabling ETF to mitigate risks, and

      o     enhanced market liquidity of ETF's shares.

      The proposed merger and investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

      Second, you will be asked to approve a new investment advisory agreement with Credit Suisse Asset Management, LLC, or CSAM. The new investment advisory agreement will be substantially the same as the current investment advisory agreement except for changes in the calculation of the investment advisory fees. Currently, the investment advisory fees are based on ETF's average weekly net assets. Under the new investment advisory agreement, investment advisory fees will instead be based on the lower of the average weekly stock price (market value) of ETF's outstanding shares or the Fund's average weekly net assets. By revising the fee structure, ETF is expected to:

      o reduce investment advisory fees, thereby lowering its overall expense ratio, and

      o more closely align the interests of CSAM with shareholder interests which are aimed at enhancing ETF's market value.

      Third, you will be asked to elect two (2) management nominees standing for re-election to ETF's Board of Directors, James J. Cattano and William W. Priest, Jr.

      Fourth, you will be asked to ratify the selection of Pricewaterhouse Coopers LLP as ETF's independent public accountants for the fiscal year ending May 31, 2001.

      Fifth, you will be asked to vote upon a shareholder proposal requesting that, within 60 days after passage of this proposal, ETF's Board of Directors presents for shareholder approval and supports a program to permit ETF shareholders to realize net asset value for their shares.

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

      Please note that EMG intends to make a tender offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of EMG's net asset value per share as of the end of the tender offer period, and prior to the consummation of the merger. This tender offer will not occur unless the shareholders of both funds approve the Merger Agreement and all other conditions to the consummation of the merger are satisfied or waived.

      Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

William W. Priest, Jr.
Chairman of the Board of Directors

      YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                      THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                        466 Lexington Avenue, 16th Floor
                            New York, New York 10017

                                                                  _______, 2000

Dear Shareholder:

      We are pleased to invite you to a special meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc., a Maryland corporation. The Emerging Markets Infrastructure Fund, Inc. is sometimes referred to as "EMG" or the "Fund."

      The special meeting is scheduled to be held at 3:00 p.m., Eastern time, on Friday, September 15, 2000, at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the special meeting you will be asked to vote on one matter.

      You will be asked to vote on a Merger Agreement and Plan of Reorganization, or the Merger Agreement, whereby EMG will merge with and into The Emerging Markets Telecommunications Fund, Inc., sometimes referred to as "ETF," in accordance with the Maryland General Corporation Law. As a result of the merger:

      o     EMG will no longer exist,

      o     ETF will be the surviving corporation, and

      o each share of common stock of EMG will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of ETF, based on the net asset value per share of each fund.

      ETF will not issue any fractional shares to EMG shareholders. ETF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to EMG's shareholders.

      The currently issued and outstanding shares of ETF will remain issued and outstanding. Although the ETF shares received in the merger will have the same total net asset value as the EMG shares you held immediately before the merger (disregarding fractional shares), their stock price (market value) will be less than that of your EMG shares, assuming current market discount levels persist.

      Both ETF and EMG are closed-end, non-diversified management investment companies listed on the New York Stock Exchange. Both funds seek long-term capital appreciation by investing primarily in emerging countries' securities. While ETF generally invests in equity securities of telecommunication companies in emerging countries, EMG generally invests in equity securities of infrastructure companies in emerging countries. In addition, ETF may invest in equity or debt securities of corporate or government issuers in developed countries. The current investment objective and policies of ETF will continue unchanged if the merger occurs.

      The Board of Directors of EMG believes that combining the two funds will benefit Fund shareholders by providing the potential for:

      o     economies of scale,

      o     greater investment flexibility,

      o     a lower operating expense ratio,

      o improved diversification of portfolio equity holdings enabling ETF to mitigate risks, and

      o     enhanced market liquidity of ETF's shares.

      The proposed merger and the investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

      Please note that EMG intends to make a tender offer, or Tender Offer, to acquire up to 50% of its shares of common stock at a price per share equal to 95% of EMG's net asset value per share as of the end of the tender offer period, and prior to the consummation of the merger. The Tender Offer will not occur unless the shareholders of both funds approve the Merger Agreement and all other conditions to the consummation of the merger are satisfied or waived. A separate shareholder vote on the Tender Offer is not required and is not being solicited. An Offer to Purchase and a related Letter of Transmittal will be mailed to EMG shareholders in the near future. The Tender Offer will only be made by these materials. Shareholders are urged to read carefully these materials when they are received as they will contain important information regarding the Tender Offer. The offer to purchase shares will not be made to, and tenders pursuant to the Offer to Purchase will not be accepted from or on behalf of, shareholders in any jurisdiction in which making or accepting the offer to purchase would violate that jurisdiction's laws.

      ETF shareholders are also being asked to approve a new investment advisory agreement with Credit Suisse Asset Management, LLC, or CSAM. The new agreement will be substantially the same as the current agreement except for changes in the calculation of the investment advisory fees. Currently, the investment advisory fees are based on ETF's average weekly net assets. Under the new agreement, investment advisory fees will instead be based on the lower of the average weekly stock price (market value) of ETF's outstanding shares or the Fund's average weekly net assets. By revising the fee structure, ETF is expected to:

      o reduce investment advisory fees, thereby lowering its overall expense ratio, and

      o more closely align the interests of CSAM with the interests of ETF shareholders which are aimed at enhancing ETF's market value.

      If the Merger Agreement is approved and concluded, as shareholders of ETF you will benefit from the advisory fee structure changes. You are not being asked to vote separately on this matter.

      THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE MERGER PROPOSAL.

      Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

William W. Priest, Jr.
Chairman of the Board of Directors

      YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                    NOTICE OF annual MEETING OF SHAREHOLDERS

To the Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

      Please take notice that the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (sometimes referred to as "ETF"), a Maryland corporation, will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Friday, September 15, 2000, at 2:00 p.m., Eastern time, for the following purposes:

1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated June ___, 2000 whereby The Emerging Markets Infrastructure Fund, Inc. (sometimes referred to as "EMG"), a Maryland corporation, will merge with and into ETF in accordance with the Maryland General Corporation Law;

2. To consider and vote upon the approval of a new investment advisory agreement with Credit Suisse Asset Management, LLC;

3. To consider and vote upon the election of two management nominees standing for re-election to ETF's Board of Directors, James J. Cattano and William
      W. Priest, Jr.;

4. To consider and vote upon the ratification of the selection of PricewaterhouseCoopers LLP as ETF's independent public accountants; and

5. To consider and vote upon a shareholder proposal requesting that ETF's Board of Directors present a program for shareholder approval to permit ETF shareholders to realize net asset value for their shares.

      The appointed proxies will vote in their discretion on any other business that may properly come before the annual meeting or any adjournments thereof.

      Holders of record of shares of common stock of ETF at the close of business on June 30, 2000 are entitled to vote at the annual meeting and at any postponements or adjournments thereof. EMG shareholders must approve the merger as well.

      The persons named as proxies may propose one or more adjournments of the annual meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of ETF's shares present in person or by proxy at the annual meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of ETF.

      The enclosed proxy is being solicited on behalf of the Board of Directors of ETF.

By Order of the Board of Directors,

Michael A. Pignataro, Chief Financial Officer and Secretary
________, 2000

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                      THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Emerging Markets Infrastructure Fund, Inc.:

      Please take notice that a special meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (sometimes referred to as "EMG"), a Maryland corporation, will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Friday, September 15, 2000, at 3:00 p.m., Eastern time, for the following purpose:

      To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated June ___, 2000 whereby EMG will merge with and into The Emerging Markets Telecommunications Fund, Inc. (sometimes referred to as "ETF"), a Maryland corporation, in accordance with the Maryland General Corporation Law.

      The appointed proxies will vote in their discretion on any other business that may properly come before the special meeting or any adjournments thereof.

      Holders of record of shares of common stock of EMG at the close of business on June 30, 2000 are entitled to vote at the special meeting and at any postponements or adjournments thereof. ETF shareholders must approve the merger as well.

      The persons named as proxies may propose one or more adjournments of the special meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of EMG's shares present in person or by proxy at the special meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of EMG.

      The enclosed proxy is being solicited on behalf of the Board of Directors of EMG.

By Order of the Board of Directors,
Michael A. Pignataro, Chief Financial Officer and Secretary
________, 2000

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                   SUBJECT TO COMPLETION - DATED JULY 7, 2000

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                           TO BE MERGED WITH AND INTO

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                                 PROXY STATEMENT
                            MEETINGS OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 15, 2000

          THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. PROSPECTUS

    This Proxy Statement/Prospectus is being furnished to shareholders of the Emerging Markets Infrastructure Fund and the Emerging Markets Telecommunications Fund for use at the annual meeting of shareholders of the Emerging Markets Telecommunications Fund and at a special meeting of shareholders of the Emerging Markets Infrastructure Fund to be held on Friday, September 15, 2000 at 2:00 p.m., Eastern time, with respect to the Emerging Markets Telecommunications Fund, and at 3:00 p.m., Eastern time, with respect to the Emerging Markets Infrastructure Fund, and at any and all postponements or adjournments thereof. The Emerging Markets Telecommunications Fund is sometimes referred to in this Proxy Statement/Prospectus as "ETF," the Emerging Markets Infrastructure Fund is sometimes referred to in this Proxy Statement/Prospectus as "EMG" and ETF and EMG are sometimes collectively referred to as the "Funds" and individually, as the context may require, as the "Fund." The approximate mailing date of this Proxy Statement/Prospectus is August 4, 2000.

      Purpose of the Meetings. At each of the meetings, shareholders of the Funds will be asked to approve a Merger Agreement and Plan of Reorganization dated June , 2000 whereby EMG will merge with and into ETF, in accordance with the Maryland General Corporation Law. The Merger Agreement and Plan of Reorganization is referred to in this Proxy Statement/Prospectus as the "Plan."

      Specifics of the Proposed Merger.  As a result of the merger:

            o     EMG will no longer exist,

            o     ETF will be the surviving corporation, and

            o each share of common stock of EMG will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of ETF, based on the net asset value per share of each Fund.

      ETF will not issue any fractional shares to EMG shareholders. ETF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange, or the NYSE, at the current market price for the shares and remit the cash proceeds to EMG shareholders in proportion to their fractional shares. The currently issued and outstanding shares of ETF will remain issued and outstanding. EMG shareholders will recognize no gain or loss as a result of the merger, except with respect to any cash proceeds received from the sale of fractional ETF shares. These shareholders will be treated for federal income tax purposes as if they received fractional share interests and then sold such interests for cash.

      In connection with the merger, ETF will issue that number of shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of EMG (disregarding fractional shares).

      Each EMG shareholder, in connection with the merger, will receive full shares of ETF having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of the shareholder's EMG shares before the merger. While the total net asset value of shares received by each EMG shareholder in the merger (disregarding fractional shares) will be the same as before the merger, the market value of ETF shares that a EMG shareholder receives in the merger will be less than the market value of EMG shares that such shareholder owns immediately before the merger, assuming current market discount levels persist.

      EMG Tender Offer. The Board of Directors of EMG has determined that it is in the best interests of that Fund to make a tender offer, which is referred to in this Proxy Statement/Prospectus as the "Tender Offer," to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share as of the end of the tender offer period. The Tender Offer will be conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur unless these approvals are obtained and all other conditions to the consummation of the merger are satisfied or waived. The Tender Offer will be made pursuant to an Offer to Purchase that is being sent to the shareholders of record of EMG on or about August ______, 2000. For more information about the Tender Offer, see "Information About The Merger -- History of The Emerging Markets Infrastructure Fund's Discount."

      Future ETF Tender Offers. The Board of Directors of ETF has approved the overall terms of a self-tender program that ETF intends to launch in the calendar year 2001, which terms include the following: (i) ETF will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program; and (ii) the per share purchase price will be at least 95% of ETF's net asset value per share. Implementation of the program is conditioned on approval of the merger.

      Information About The Funds. Both ETF and EMG are closed-end, non-diversified management investment companies listed on the New York Stock Exchange. Both funds seek long-term capital appreciation by investing primarily in securities of companies in emerging countries. While ETF generally invests in equity securities of telecommunication companies in emerging countries, EMG generally invests in equity securities of infrastructure companies in emerging countries. In addition, ETF may invest in equity or debt securities of corporate or government issuers in developed countries, and in certain short-term and medium-term debt instruments. The current investment objective and policies of ETF will continue unchanged if the merger occurs.

      The terms and conditions of the merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached as Exhibit A.

      This Proxy Statement/Prospectus serves as a prospectus for shares of ETF under the Securities Act of 1933, which is referred to in this Proxy Statement/Prospectus as the "Securities Act," in connection with the issuance of ETF common shares in the merger.

      Assuming the shareholders of the Funds approve the merger, the Funds will jointly file articles of merger, or the Articles of Merger, with the State Department of Assessments and Taxation of Maryland, or the Department. The merger will become effective when the Department accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the "Effective Date." EMG, as soon as practicable after the Effective Date, will terminate its registration under the Investment Company Act of 1940, which is referred to in this Proxy Statement/Prospectus as the "Investment Company Act."

      You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about ETF and EMG that you should know before voting on the proposals described below.

      A Statement of Additional Information, which is referred to in this Proxy Statement/Prospectus as the "SAI," dated _____, 2000, which contains additional information about the merger and the Funds has been filed with the Securities and Exchange Commission, or SEC. The SAI, the financial statements of ETF for the fiscal year ended May 31, 1999 and the unaudited financial statements of ETF for the six months ended November 30, 1999 and the financial statements of EMG for the fiscal year ended November 30, 1999 and the unaudited financial statements of EMG for the six months ended May 31, 2000 are incorporated by reference into this Proxy Statement/Prospectus. A copy of these documents is available upon request and without charge by writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004, or by calling 1-(800) 403-7916. You may ask questions about the Funds by calling 1-(800) 403-7916. ETF has provided the information included in this Proxy Statement/Prospectus regarding that Fund. EMG has provided the information included in this Proxy Statement/Prospectus regarding that Fund.

      ETF's shares of common stock are listed on the NYSE under the symbol "ETF". EMG's shares of common stock are listed on the NYSE under the symbol "EMG". After the Effective Date, shares of common stock of ETF will continue to be listed on the NYSE under the symbol "ETF". Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

      The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. To state otherwise is a crime.

                  The date of this Proxy Statement/Prospectus is , 2000

                                TABLE OF CONTENTS

                                                                     Page

GENERAL................................................................7

PROPOSAL 1 (BOTH FUNDS): APPROVAL OF THE MERGER AGREEMENT AND
PLAN OF REORGANIZATION PURSUANT TO WHICH THE EMERGING MARKETS
INFRASTRUCTURE FUND WILL MERGE WITH AND INTO THE EMERGING
MARKETS TELECOMMUNICATIONS FUND........................................9

      EXPENSE TABLE...................................................17

      FINANCIAL HIGHLIGHTS............................................19

      RISK FACTORS AND SPECIAL CONSIDERATIONS.........................23

      COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES................31

      UNITED STATES FEDERAL INCOME TAXES..............................39

      INFORMATION ABOUT THE MERGER....................................41

      ADDITIONAL INFORMATION ABOUT THE FUNDS..........................49

      MANAGEMENT OF THE FUNDS.........................................60

      EXPERTS.........................................................69

      REQUIRED VOTE...................................................69

      LEGAL PROCEEDINGS...............................................69

      LEGAL OPINIONS..................................................69

PROPOSAL 2 (EMERGING MARKETS TELECOMMUNICATIONS FUND SHAREHOLDERS
ONLY): APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT..................70

      BACKGROUND......................................................70

      BOARD RECOMMENDATION............................................70

      BOARD CONSIDERATIONS; REASONS FOR THE NEW INVESTMENT ADVISORY
      AGREEMENT.......................................................70

      INFORMATION CONCERNING CREDIT SUISSE GROUP AND CSAM.............71

      DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT............71

      THE NEW INVESTMENT ADVISORY AGREEMENT...........................72

      DIFFERENCES BETWEEN THE CURRENT AND THE  NEW INVESTMENT ADVISORY
      AGREEMENT.......................................................73

      REQUIRED SHAREHOLDER VOTE.......................................73

PROPOSAL 3 (EMERGING MARKETS TELECOMMUNICATIONS FUND SHAREHOLDERS
ONLY): RE-ELECTION OF DIRECTORS.......................................74

      BACKGROUND......................................................74

      REQUIRED SHAREHOLDER VOTE.......................................76

PROPOSAL 4 (EMERGING MARKETS TELECOMMUNICATIONS FUND SHAREHOLDERS
ONLY): RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS....77

      BACKGROUND......................................................77

      REQUIRED SHAREHOLDER VOTE.......................................77

PROPOSAL 5 (EMERGING MARKETS TELECOMMUNICATIONS FUND SHAREHOLDERS
ONLY): SHAREHOLDER PROPOSAL REQUESTING THAT ETF'S BOARD OF DIRECTORS PRESENT FOR SHAREHOLDER APPROVAL A PROGRAM TO PERMIT ETF SHAREHOLDERS TO
REALIZE NET ASSET VALUE FOR THEIR SHARES..............................78

      BACKGROUND......................................................78

      SHAREHOLDER PROPOSAL............................................78

      SUPPORTING STATEMENTS...........................................78

      REQUIRED SHAREHOLDER VOTE.......................................78

      OPPOSING STATEMENT OF THE BOARDS OF DIRECTORS...................79

ADDITIONAL INFORMATION................................................80

EXHIBIT A - FORM OF MERGER AGREEMENT AND PLAN OF REORGANIZATION......A-1

EXHIBIT B - FORM OF NEW CSAM INVESTMENT ADVISORY AGREEMENT...........B-1

                                     GENERAL

      This Proxy Statement/Prospectus is furnished to the shareholders of the Funds in connection with the solicitation of proxies on behalf of the Boards of Directors of ETF and EMG. The Board of Directors of each Fund is soliciting proxies for use at the meetings. The mailing address for both Funds is 466 Lexington Avenue, 16th Floor, New York, New York 10017.

      This Proxy Statement/Prospectus, the Notice of Meeting to Shareholders and the proxy card(s) are first being mailed to shareholders on or about August 4, 2000 or as soon as practicable thereafter. Any shareholder who gives a proxy has the power to revoke the proxy either:

            o by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or

            o     in person at the special meeting

by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the meetings will be voted as specified in the proxy or, if no specification is made, in favor of each proposal for that Fund referred to in the Proxy
Statement/Prospectus.

      Shareholders of ETF and EMG will be asked to vote on Proposal 1 -- the approval of the Plan. Shareholders of ETF will also be asked to vote on Proposal 2 -- the approval of the new investment advisory agreement that provides for a reduced advisory fee to CSAM -- Proposal 3 -- the re-election of James J. Cattano and William W. Priest, Jr. to ETF's Board of Directors -- Proposal 4 -- the ratification of the selection of PricewaterhouseCoopers LLP as ETF's independent public accountants-- and Proposal 5 -- a shareholder proposal requesting that ETF's Board of Directors present for shareholder approval a program to permit ETF shareholders to realize net asset value for their shares.

      The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at a meeting of a Fund, will constitute a quorum for the transaction of business by such Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Shareholders are urged to forward their voting instructions promptly.

      Proposal 1 requires the affirmative vote of a majority of the outstanding shares of common stock of each Fund.

      Proposal 2 to be submitted at the annual meeting of shareholders of ETF requires the affirmative vote of a "majority of outstanding voting securities" of ETF. A "majority of outstanding voting securities" is defined under the Investment Company Act to mean the lesser of

            o 67% of the shares of a fund's common stock represented at a meeting at which more than 50% of the outstanding shares of that fund's common stock are represented, or

            o     more than 50% of the outstanding shares of common stock.

      Proposal 3 to be submitted at the annual meeting of shareholders of ETF requires the affirmative vote of a plurality of the votes cast at such meeting in person or by proxy. Proposals 4 and 5 to be submitted at the annual meeting of shareholders of ETF require the affirmative vote of a majority of the votes cast at such meeting in person or by proxy.

      Abstentions and broker non-votes will have the effect of a "no" vote for each of Proposals 1 and 2 and will have no effect on Proposals 3, 4 and 5.

      Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, the investment adviser to the Funds, Bear Stearns Funds Management Inc., the U.S. administrator to the Funds, or Shareholder Communications Corporation, a proxy solicitation firm retained by each Fund and entitled to receive a fee of approximately $7,500 per Fund and reimbursement for its reasonable expenses. The Funds will bear costs of solicitation, including:

            o printing and mailing of this Proxy Statement/Prospectus and accompanying material,

            o the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares,

            o payment to Shareholder Communications Corporation, for its services in soliciting proxies, and

            o     supplementary solicitations to submit proxies.

      Only shareholders of record of each Fund at the close of business on June 30, 2000, the Record Date, are entitled to vote. An outstanding share of each Fund is entitled to one vote on all matters voted upon at a meeting of the shareholders of that Fund. As of June 30, 2000, there were approximately 7,100,820 shares of ETF outstanding, and approximately 11,175,955 shares of EMG outstanding.

      ETF and EMG provide periodic reports to all of their shareholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. You may receive a copy of the most recent annual report for ETF or EMG and a copy of any more recent interim report, without charge, by calling 1-(800)-403-7916 or writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004.

      The Boards of Directors of the Funds know of no business other than the proposals described above which will be presented for consideration at the meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

     PROPOSAL 1 (BOTH FUNDS): APPROVAL OF THE MERGER AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE EMERGING MARKETS INFRASTRUCTURE FUND WILL
        MERGE WITH AND INTO THE EMERGING MARKETS TELECOMMUNICATIONS FUND

      On May 8, 2000, the Boards of Directors of ETF and EMG, including a majority of the directors of each Fund who are not "interested persons" of the respective Fund, or the Non-interested Directors, unanimously:

            o     declared the merger of EMG with and into ETF advisable,

            o     approved entering into the Plan, and

            o recommended that the Plan be approved by the shareholders of each Fund.

      For more information about the merger, see "Information about the Merger."

      The Plan is subject to the approval of the shareholders of both Funds and certain other conditions. It provides for the merger, which is referred to in this Proxy Statement/Prospectus as the "Merger," of EMG with and into ETF, both Maryland corporations, in accordance with the Maryland General Corporation Law, or MGCL. As a result of the Merger:

            o     EMG will no longer exist,

            o     ETF will be the surviving corporation, and

            o each share of common stock of EMG will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of ETF, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the business day preceding the Effective Date.

      ETF will not issue any fractional shares to EMG shareholders. ETF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE at the current market price for the shares and remit the cash proceeds to shareholders of EMG in proportion to their fractional shares. ETF's shares outstanding as of the Effective Date will remain issued and outstanding. In connection with the Merger, ETF will issue that number of shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of EMG (disregarding fractional shares). EMG will terminate its registration under the Investment Company Act after the Merger.

      In addition, as a consequence of the Merger, each shareholder of EMG will become a shareholder of ETF. On the Effective Date, each shareholder of EMG will receive full shares of common stock of ETF having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such shareholder's shares held in EMG as of the close of business on the Business Day preceding the Effective Date. A "Business Day" is any day on which the NYSE is open for trading.

      A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan included in this Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

      The following provides a more detailed discussion about the Merger, each Fund and additional information that you may find helpful in deciding how to vote on the Merger Agreement.

                                    SYNOPSIS

      This summary highlights important information included in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Plan. Shareholders of the Funds should read this entire Proxy
Statement/Prospectus carefully.

      The Proposed Merger. The Boards of Directors of ETF and EMG, including the Non-interested Directors of each Fund, have unanimously approved the Plan. The Plan provides for the merger of EMG with and into ETF. If approved, the Merger is expected to be consummated shortly after the completion of the Tender Offer. As a result of the Merger:

            o each share of common stock of EMG will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of ETF, based on the net asset value per share of each Fund calculated at 4:00 pm on the Business Day preceding the Effective Date;

            o each shareholder of EMG will become a shareholder of ETF and will receive, on the Effective Date, that number of full shares of common stock of ETF having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in EMG (disregarding fractional shares) as of the close of business on the Business Day preceding the Effective Date; and

            o ETF will not issue any fractional shares to EMG shareholders. ETF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE at the current market price for the shares and remit the cash proceeds to shareholders of EMG in proportion to their fractional shares.

      The Board of Directors of EMG also has determined that it is in the best interests of that Fund to make a Tender Offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share as of the end of the Tender Offer period. The Tender Offer will be conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur unless these approvals are obtained and all other conditions to the consummation of the Merger are satisfied or waived. For more information about the Tender Offer, see "Information About the Merger -- History of the Emerging Markets Infrastructure Fund's Discount."

      In addition, the Board of Directors of ETF has approved a self-tender program that the Fund intends to launch in the calendar year 2001. The basic terms of the self-tender program include the following:

            o ETF will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, and

            o the per share purchase price will be at least 95% of the Fund's net asset value per share.

      The implementation of this program is conditioned on the approval of the Merger. For more information about this program, see "Additional Information About The Funds - Discount to Net Asset Value."

      For the reasons set forth below under "Information about the Merger - Reasons for the Merger," the Boards of Directors of ETF and EMG, including the Non-interested Directors of each Fund, have unanimously concluded that:

            o the Merger is in the best interests of each respective Fund, and

            o the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

      Accordingly, the Board of Directors of each Fund recommends approval of the Merger. If the Merger is not approved, each Fund will continue as a separate investment company, and the Board of Directors of each Fund will consider such other alternatives as it determines to be in the best interests of its shareholders.

      The Merger is subject to the receipt of regulatory approvals. These approvals have been requested, although there can be no assurance when or if they will be obtained.

      Form of Organization. Both Funds are closed-end, non-diversified management investment companies registered under the Investment Company Act. ETF was organized as a Maryland corporation in 1992 and EMG was organized as a Maryland corporation in 1993. Each Fund's Board of Directors is responsible for the management of the business and affairs of each Fund, including the supervision of the duties performed by each Fund's investment manager.

      Investment Objectives and Policies. Each Fund seeks long-term capital appreciation as its objective. The Funds seek their objectives by investing primarily in equity securities of companies in emerging markets. For a description of emerging markets equity securities, see "Comparison of Investment Objectives and Policies." Under normal conditions, ETF invests at least 65% of its total assets in equity securities of telecommunications companies in emerging countries, while EMG invests at least 70% of its total assets in equity securities of infrastructure companies in emerging countries. Each of the foregoing investment objectives and policies are fundamental, and can only be changed with the approval of the holders of a majority of each Fund's outstanding voting securities as defined under the Investment Company Act. Although both Funds intend to focus their investments in listed equity securities, ETF may invest up to 25% of its assets in, and EMG may invest up to 30% of its assets in, unlisted equity securities, including investments in new and early stage companies. To the extent not invested as indicated above, ETF may also invest its assets in corporate or government debt securities of emerging market issuers. Both Funds may also invest in certain high quality short- and medium-term debt instruments deemed to be Temporary Investments. For a definition of Temporary Investments, see "Comparison of Investment Objectives and Policies."

      The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Risk Factors and Special Considerations" and "Comparison of Investment Objectives and Policies."

      Fees and Expenses--The Emerging Markets Telecommunications Fund. CSAM, formerly known as BEA Associates, serves as ETF's investment adviser. As compensation for its advisory services, CSAM is contractually entitled to receive from the Fund an annual fee, calculated weekly and paid quarterly, equal to:

            o 1.25% of the first $100 million of the Fund's average weekly net assets,

            o 1.125% of the next $100 million of the Fund's average weekly net assets, and

            o 1.00% of the Fund's average weekly net assets in excess of $200 million.

      For the fiscal year ended May 31, 2000, CSAM earned $1,524,224 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended May 31, 2000, CSAM was reimbursed $14,040 for administrative services rendered to the Fund.

      On July 24, 2000, ETF's Board of Directors approved a new investment advisory agreement with CSAM, subject to shareholder approval. The new investment advisory agreement with CSAM will be substantially similar to the Fund's current investment advisory agreement except that the calculation of the investment advisory fees will be based on the lower of the average weekly market value of ETF's outstanding shares or ETF's average weekly net asset value. ETF shareholders are being asked to approve the new investment advisory agreement. CSAM has voluntarily agreed to waive any fees in excess of the foregoing amounts, commencing July 1, 2000 and continuing through the date of ETF's annual meeting of shareholders. For more information about the new investment advisory agreement, see "Proposal 2 (Emerging Markets Telecommunications Fund Shareholders Only): Approval of New Investment Advisory Agreement."

      Bear Stearns Funds Management Inc., or BSFM, serves as ETF's U.S. administrator. The Fund pays BSFM a monthly fee for its services. This fee is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended May 31, 2000, BSFM earned $151,157 for administrative services.

      Fleet National Bank, or Fleet, and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A., or Celfin, serve as ETF's Brazilian and Chilean administrators, respectively. For the fiscal year ended May 31, 2000, Celfin earned $54,670 for administration services. Fleet was paid its fee out of the custody fee payable to Brown Brothers Harriman & Co., ETF's accounting agent and custodian.

      For the fiscal year ended May 31, 2000, ETF's total expense ratio was 2.24%. The Fund's total expense ratio is the ratio of total annual operating expenses to average net assets, including taxes.

      Fees and Expenses--The Emerging Markets Infrastructure Fund. CSAM also serves as EMG's investment adviser. As compensation for its advisory services, CSAM is contractually entitled to receive from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets.

      For the fiscal year ended November 30, 1999, CSAM earned $1,922,776 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 1999, the Fund reimbursed CSAM $19,998 for administrative services rendered to the Fund.

      EMG's Board of Directors recently approved a proposal by CSAM to base the investment advisory fees on the lower of the average weekly market value of the Fund's outstanding shares or the

Fund's average weekly net asset value. This new fee structure became effective on July 1, 2000 through a voluntary fee waiver by CSAM. If the Merger does not occur, EMG's Board of Directors will submit a new investment advisory agreement, reflecting the change in fee calculation, at the next shareholders' meeting. For information regarding submission of a new investment advisory agreement containing a similar new fee structure to ETF shareholders reflecting the same change, see "Proposal 2 (Emerging Markets Telecommunications Fund Shareholders
Only): Approval of a New Investment Advisory Agreement."

      BSFM also serves as EMG's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1999, BSFM earned $177,488 for administrative services.

      Fleet and Celfin also serve as EMG's Brazilian and Chilean administrators, respectively. For the fiscal year ended November 30, 1999, Celfin earned $64,999 for administrative services. Fleet was paid its fee out of the custody fee payable to Brown Brothers Harriman & Co., EMG's accounting agent and custodian.

      For the fiscal year ended November 30, 1999, EMG's total expense ratio was 2.33%, and is currently 2.45% based on the operating expenses for the first six months of 2000. The Fund's total expense ratio is the ratio of total annual operating expenses to the average net assets, including taxes.

      The expense ratio of ETF is projected to be approximately 1.70% after giving effect to the Merger and assuming that the new investment advisory agreement is approved and the Tender Offer is fully subscribed. The actual expense ratios for ETF for the current and future fiscal years, if the Merger occurs, may be higher or lower than this projection and depend upon ETF's performance, general stock market and economic conditions, net asset levels, stock price and other factors.

      See "Expense Table" below for the current expenses of each Fund and pro forma expenses following the Merger.

      Unrealized Capital Gains. As of May 31, 2000, ETF had approximately $7,677,708 of unrealized capital gains, representing approximately 5.89% of its net assets. As of that same date, EMG had approximately $380,968 of unrealized capital losses, representing approximately 0.25% of its net assets. As of May 31, 2000, ETF had approximately $14,940,420 of capital loss carryforwards. EMG had approximately $48,668,543 of capital loss carryforwards as of November 30, 1999.

      Both Funds will pay their shareholders a cash distribution of substantially all undistributed 2000 net investment income prior to the Effective Date. It is expected that any undistributed realized net capital gains, including any that EMG may realize as a result of disposing of portfolio securities to raise funds to finance the Tender Offer, will be offset through the utilization of capital loss carryforwards prior to the Effective Date.

      Federal Income Tax Consequences of the Merger. As a condition to the closing of the Merger, both Funds will receive an opinion of Willkie Farr & Gallagher, counsel to the Funds and CSAM, stating that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, or the Code. Accordingly, neither EMG, ETF nor the shareholders of either Fund will recognize any gain or loss as a result of the Merger, except with respect to the shareholders of EMG who receive cash proceeds from the sale of fractional share interests. These shareholders will be treated for federal income tax purposes as if they received such fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of ETF shares (including fractional shares) received by a EMG shareholder will be the same as the holding period and aggregate tax basis of the shares of EMG previously held by the shareholder. The holding period and the aggregate tax basis of the assets received by ETF in the Merger will be the same as the holding period and the tax basis of such assets in the hands of EMG immediately before the Merger. For more information about the tax consequences of the Merger, see "Information about the Merger - Tax Considerations."

      Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the fund's net assets. The possibility that shares of ETF will trade at a discount from its net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Except for limited periods of time, ETF's shares have traded in the market at a discount, and, as of May 15, 2000, the last trading day immediately before the announcement of the Merger and the Tender Offer, and July __, 2000, traded at a market price discount of 22.17% and ____%, respectively. Similarly, EMG shares have traded in the market at a discount and, as of those same dates, traded at a market price discount of 22.16% and ____%, respectively.

      Recently, EMG's market discount has narrowed substantially. Management believes that this narrowing is largely attributable to market activity following the announcement of the Tender Offer and other initiatives described in this Proxy Statement/Prospectus. In contrast, as of the date of this Proxy Statement/Prospectus, ETF's market discount remains at or near higher historical levels. If this pattern continues, the total market value of ETF shares issued to EMG shareholders on the Effective Date will be less than the total market value of EMG shares outstanding immediately prior to the Effective Date, although their total net asset values will be the same (disregarding fractional shares). While the current disparity of market discounts would cause EMG shareholders to receive shares in the Merger with a lower aggregate market value, shareholders should consider that, over time, there has not been a significant disparity between the two Fund's market discount levels. Accordingly, the Boards' recommendations are based on long-term average market discount levels. In other words, the initiatives described in this Proxy Statement/Prospectus have led to a situation that the Boards believe is a temporary aberration, but which could cause a EMG shareholder to receive assets (ETF shares) that are less valuable, from a market value perspective only, than the assets (EMG shares) owned immediately prior to the transaction. Over time, the deviations in market discounts between the Funds have not been significant, and, although there can be no assurance, the Board of Directors of ETF believes that the initiatives described in this Proxy Statement/Prospectus should have the effect of reducing the discount at which ETF shares trade. The discount level of the Funds may be different at the time the Merger occurs. For more information, see "Additional Information about the Funds - Discount to Net Asset Value."

      Expenses of the Merger. In evaluating the proposed Merger, CSAM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, financial adviser fees, legal and accounting fees and proxy and distribution costs and expenses incurred in connection with the Tender Offer. The estimated total expenses pertaining to the Merger and the Tender Offer are $ . The aggregate amount of estimated expenses of the Merger will be allocated equally between the Funds, including the SEC registration fees and the fees for listing additional shares of ETF on the NYSE. However, EMG will be responsible for the estimated expenses of the Tender Offer, and each Fund will be responsible for its pro rata share of the financial advisory fees. This pro rata share will be based on a fraction, the numerator of which is the net assets of the respective Fund as of February 1, 2000 and the denominator of which is the net assets, as of such date, of all the closed-end funds advised by CSAM who have engaged PaineWebber Incorporated, or PaineWebber, as the financial adviser.

      The expenses of the Merger are expected to result in a reduction in net asset value per ETF share of approximately $_____, and a reduction in net asset value per EMG share of approximately $______. The expenses related to the Tender Offer, estimated at $________, will reduce the net asset value per share of EMG by approximately $_________.

                                  EXPENSE TABLE

                                                                      PRO FORMA
                                EMERGING MARKETS   EMERGING MARKETS  POST-MERGER
                                TELECOMMUNICATIONS  INFRASTRUCTURE   AND TENDER
                                      FUND               FUND         OFFER (1)
                                  --------------   ---------------- ------------
SHAREHOLDER
TRANSACTION EXPENSES

Sales Load (as a percentage            NONE             NONE             NONE
of offering price)

Dividend Reinvestment and              $5(2)            $5(2)            $5(2)
Cash Purchase Plan Fees

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE
OF AVERAGE NET ASSETS) (3)

Investment Management and            1.40%            1.48%            1.05%(5)
Administration Fees (4)

Interest Payments on                    0%               0%               0%
Borrowed Funds

Other Expenses                       0.71%            0.72%            0.65%

Total Annual Expenses                2.11%            2.20%            1.70%

-----------------

(1)   Assumes that the Tender Offer is fully subscribed.

(2)   For cash purchases.

(3) The percentages in the above table expressing annual fund operating expenses are based on The Emerging Markets Telecommunications Fund's operating expenses for the fiscal year ended May 31, 2000 and The Emerging Markets Infrastructure's Fund's operating expenses for the fiscal year ended November 30, 1999. "Other Expenses" include fees for shareholder services, custody, legal and accounting services, printing costs, the costs involved in communication with shareholders and the costs of regulatory compliance, maintaining corporate existence and the listing of the shares of common stock on the NYSE. These figures do not reflect the expenses of the Merger or the Tender Offer.

(4) CSAM is contractually entitled to receive 1.25% of the first $100 million of ETF's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million and 1.30% of EMG's average weekly net assets. As of July 1, 2000, the investment advisory fees paid to CSAM by both Funds are based on the Fund's market capitalization rather than net assets whenever the stock price is less than net asset value. For more information about each Fund's investment management and administrative fees, see "Synopsis-Fees and Expenses - The Emerging Markets Telecommunications Fund" and "Synopsis-Fees and Expenses-The Emerging Markets Infrastructure Fund."

(5)   Assumes approval of Proposal 2.

      Example. The purpose of the following example is to help you understand the costs and expenses you may bear as an investor. This example is based on the level of total annual operating expenses for each Fund listed in the table above, the total expenses relating to a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Shareholders do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to shareholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns will vary.

                        The Emerging        The Emerging
                           Markets             Markets
                     Telecommunications     Infrastructure        Pro Forma
                            Fund                 Fund            Post-Merger
                     ------------------  --------------------    -----------
      1 Year                $214                 $223               $173
      3 Years               $661                 $688               $536
      5 Years             $1,134               $1,180               $923
      10 Years            $2,441               $2,334             $2,009

      Performance. The table below provides performance data for period ended May 31, 2000 for ETF and the period ended November 30, 1999 for EMG based on each Fund's net asset value and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Merger. The seven-year comparison has been included to illustrate the comparative performance of both Funds during a period which closely approximates the period during which both Funds were in existence and EMG was fully invested.

                             THE EMERGING MARKETS       THE EMERGING MARKETS
                           TELECOMMUNICATIONS FUND      INFRASTRUCTURE FUND
                           -----------------------      --------------------
                                          AVERAGE                    AVERAGE
                            CUMULATIVE     ANNUAL    CUMULATIVE      ANNUAL
                            ----------    -------    ----------      -------
Net Asset     One Year       51.40%       51.40%       34.40%        34.40%
Value

              Three Year     29.64%        9.03%        3.40%         1.12%

              Five Year      70.12%       11.20%       (1.06)%       (0.21)%

              Seven Year     64.65%        8.08%         N/A           N/A

              Since
              inception(1)  178.32%       13.76%        0.94%         0.16%

Market Value  One Year       37.58%       37.58%       30.93%        30.93%

              Three Year     18.18%        5.71%       (9.73)%       (3.35)%

              Five Year      35.38%        6.22%      (17.28)%        3.72%

              Seven Year    (4.06)%      (0.64)%         N/A           N/A

              Since
              inception(1)  103.14%        9.33%      (29.56)%       (5.75)%

-----------------

(1) ETF commenced operations on June 25, 1992. EMG commenced operations on December 29, 1993.

                              FINANCIAL HIGHLIGHTS

      The tables below are intended to help you understand the financial performance of ETF and EMG. This information is derived from financial and accounting records of each Fund.

      This information has been audited, except as noted, by PricewaterhouseCoopers LLP, the Funds' independent auditors, whose reports, along with the Funds' financial statements, are incorporated herein by reference and included in the Funds' Annual Reports to Shareholders. The Annual Reports may be obtained without charge, by writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004, or by calling 1-(800) 403-7916.

                    The Emerging Markets Telecommunications Fund, Inc.
                              Financial Highlights
===============================================================================

-------------------------------------------------------------------------------

The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

-------------------------------------------------------------------------------

                                                                 For the Fiscal Years Ended May 31,
                                        -------------------------------------------------------------------------------
                                         2000           1999          1998           1997          1996           1995
                                      (unaudited)
                                        ------         ------        ------         ------        ------         ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.......................         $12.12        $  16.36     $  21.53        $ 20.94      $  19.20         $20.90
                                        ------        --------     --------        -------      --------         ------
Net investment income/(loss)...          (0.20)#         (0.04)#      (0.06)          0.10          0.27           0.11
Net realized and unrealized
  gain/(loss) on investments
  and foreign currency related
  transactions.................           6.14           (2.41)#      (1.40)          2.86          1.91           0.01
                                        ------        --------     --------        -------      --------         ------
Net increase/(decrease) in net
  assets resulting from
  operations...................           5.94           (2.45)       (1.46)          2.96          2.18           0.12
                                        ------        --------     --------        -------      --------         ------
Dividends and distributions to
  shareholders:
  Net investment income........             --              --        (0.09)         (0.27)        (0.04)         (0.04)
  Net realized gain on
   investments and foreign
   currency related
   transactions................             --           (1.96)       (3.62)         (2.10)        (0.40)         (1.78)
Total dividends and
  distributions to shareholders             --           (1.96)       (3.71)         (2.37)        (0.44)         (1.82)
                                        ------        --------     --------        -------      --------         ------
Anti-dilutive impact due to
  shares of beneficial
  interest repurchased.........           0.29            0.17           --            --             --             --
                                        ------        --------     --------        -------      --------         ------
Net asset value, end of period.         $18.35        $  12.12     $  16.36        $ 21.53      $  20.94        $ 19.20
                                        ======        ========     ========        =======      ========        =======

Market value, end of period....         $13.50        $  9.813    $  13.000       $ 17.375     $  17.375       $ 17.750
                                        ======        ========     ========        =======      ========        =======
Total investment return (a)....          37.58%          (9.99)%      (4.57)%        14.31%         0.21%        (13.94)%
                                        ======        ========     ========        =======      ========        =======
RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net assets, end of period (000
  omitted).....................       $130,300         $94,026     $138,023       $181,627      $176,628       $161,925
Ratio of expenses to average
    net assets (b).............           2.24%           2.09%        2.32%          1.90%         1.77%          1.89%
Ratio of expenses to average
  net assets, excluding taxes..           2.04%           2.01%        1.82%          1.82%           --             --
Ratio of net investment
    income/(loss) to average
    net assets..................         (1.15)%         (0.33)%      (0.29)%         0.52%         1.40%          0.53%
Portfolio turnover rate.........         113.75%        179.66%      162.58%         42.14%        27.71%         14.29%

                                                                          For Years Ended May 31,    For the Period June 25,
                                                                          -----------------------        1992* through
                                                                                1994                      May 31, 1993
                                                                          -----------------------    -----------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.........................            $    14.95                      $   13.84**
                                                                      ---------------------          --------------------
Net investment income/(loss).................................                  0.13                           0.16
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions......................                  7.03+                          1..20
                                                                      ---------------------          --------------------
Net increase/(decrease) in net assets resulting from
  operations.................................................                  7.16                           1.36
                                                                      ---------------------          --------------------

Dividends and distributions to shareholders:
  Net investment income......................................                 (0.15)                         (0.14)
                                                                      ---------------------          --------------------
  Net realized gain on investments and foreign currency
   related transactions......................................                 (1.06)                         (0.11)
                                                                      ---------------------          --------------------
Total dividends and distributions to shareholders............                 (1.21)                         (0.25)
                                                                      ---------------------          --------------------
Anti-dilutive impact due to shares of beneficial interest
  repurchased................................................                 --                             --
                                                                      ---------------------          --------------------
Net asset value, end of period...............................            $    20.90                      $   14.95
                                                                      =====================          ====================
Market value, end of period..................................            $    22.750                     $   14.500
                                                                      =====================          ====================

Total investment return (a)..................................                 64.74%                          5.85%
                                                                      =====================          ====================

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)......................             $ 176,253                       $125,338
Ratio of expenses to average net assets (b) .................                  1.81%                          1.99%(c)
Ratio of expenses to average net assets, excluding taxes.....                    --                             --
Ratio of net investment income to average net assets.........                  0.63%                          2.02%(c)
Portfolio turnover rate......................................                 43.98%                         22.55%

-----------------
 * Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.

 + Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment plan in January 1997.

# Based on average shares outstanding.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.

(c) Annualized.

                 The Emerging Markets Infrastructure Fund, Inc.
                              Financial Highlights
================================================================================

--------------------------------------------------------------------------------

The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

--------------------------------------------------------------------------------

                                                For the                                                                 For the
                                                  Six                                                                    Period
                                                 Months                                                                 December
                                                 Ended                                                                  29, 1993*
                                                 May 31,                For the Fiscal Years Ended November 30,         through
                                                --------  ----------------------------------------------------------    November
                                                  2000      1999         1998         1997      1996         1995       30, 1994
                                                --------  --------     --------     -------    ------       ------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period............          $   9.60     $  14.69    $  13.39   $   11.60   $    14.17   $  13.89**
                                                 ------    -------     --------    --------   ---------   ----------   --------
Net investment income/(loss)....................             (0.05)+       0.08        0.07        0.12         0.07      (0.01)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions..................................              2.97        (4.71)       1.32        1.76        (2.59)      0.29
                                                 ------    -------     --------    --------   ---------   ----------   --------
Net increase/(decrease) in net assets resulting
  from operations...............................              2.92        (4.63)       1.39        1.88        (2.52)      0.28
                                                 ------    -------     --------    --------   ---------   ----------   --------
Dividends and distributions to shareholders:
  Net investment income.........................             (0.16)       (0.03)      (0.09)      (0.09)       (0.03)        --
  Net realized gain on investments and foreign
   currency related transactions................                --        (0.43)         --          --        (0.02)        --
                                                 ------    -------     --------    --------   ---------   ----------   --------
Total dividends and distributions to shareholders            (0.16)       (0.46)      (0.09)      (0.09)       (0.05)        --
                                                 ------    -------     --------    --------   ---------   ----------   --------
Anti-dilutive effect of Tender Offer............              0.14           --          --          --           --         --
Anti-dilutive effect of the Share Repurchase
  Program.......................................              0.17           --          --          --           --         --
                                                 ------    -------     --------    --------   ---------   ----------   --------
Total anti-dilutive effect of Tender Offer and
  the Share Repurchase Program..................              0.31           --          --          --           --         --
                                                 ======    =======     ========    ========   =========   ==========   ========
Net asset value, end of period..................          $  12.67    $    9.60      $14.69   $   13.39     $  11.60   $  14.17
                                                 ======    =======     ========    ========   =========   ==========   ========
Market value, end of period.....................          $   9.563   $   7.440     $11.250   $  10.750     $  9.750   $  11.88
                                                 ======    =======     ========    ========   =========   ==========   ========
Total investment return (a).....................             30.93%      (29.60)%      5.46%      11.11%      (17.49)%   (14.87)%
                                                 ======    =======     ========    ========   =========   ==========   ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).........          $150,362    $ 154,670    $236,536   $ 215,735     $186,921   $228,171
Ratio of expenses to average net assets #.......              2.33%        2.07%       2.02%       1.81%        1.83%      2.02%(b)
Ratio of expenses to average net assets,                      2.31%        1.91%       1.83%         --           --       1.96%(b)
  excluding taxes...............................
Ratio of net investment income/(loss) to average             (0.40)%       0.72%       0.46%       0.90%        0.65%     (0.13)%(b)
  net assets....................................
Portfolio turnover rate.........................            109.09%      169.85%     108.68%      23.89%       13.73%     24.63%
-------------------------------------------------------------------------------------------------------------------------------

*   Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.
+   Based on average shares outstanding.
# Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Annualized.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      Both ETF and EMG invest in equity securities of companies in emerging countries and, accordingly, are subject to many of the same investment risks. ETF and EMG, however, are also subject to certain risks which are specific to the telecommunications and infrastructure industry, respectively. The investment risks of each of the Funds are described below.

Telecommunications Companies

      Telecommunications companies are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. In addition, telephone services are experiencing increasing competition from cellular telephone services. All telecommunications companies are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies may pay an above average dividend, ETF's investment decisions are based upon capital appreciation potential rather than income considerations.

      In virtually every country, certain aspects of the telecommunications industry are subject to some government regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Such regulation can have significant effects upon the operations of a telecommunications venture. It is difficult to predict the directions, types or effects of future telecommunications-related regulation.

      Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

Infrastructure Companies

      Infrastructure companies in emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. Competitive pressures are intense and the securities of such companies may be subject to increased share price volatility. In addition, certain infrastructure companies are subject to the risk that technological innovations will make their services obsolete. While certain infrastructure companies in a number of emerging countries may pay an above average dividend, EMG's investment decisions are based upon capital appreciation potential rather than income considerations.

      In virtually every country, certain industries providing infrastructure services, including those engaged in the generation, transmission or distribution of electricity or gas, telecommunications and transportation, are subject to governmental regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Certain governments have taken measures to foster infrastructure companies because of the importance of these companies to the development of their economies. However, government regulation of certain infrastructure companies, such as telecommunications companies, typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. Government regulation can have significant effects upon the operations of an infrastructure company. It is not possible to predict the directions, type or effects of future regulation, any of which could have a material adverse effect on EMG and its investments.

Investment Controls

      Foreign investment in the securities of emerging countries issuers is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain emerging countries issuers and increase the costs and expenses of the Funds. For example, certain countries:

      o require governmental approval prior to investment by foreign persons,

      o limit the amount of investment by foreign persons in a particular company,

      o limit investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by domiciliaries of the countries, and/or

      o     impose additional taxes on foreign investors.

      Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Some countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

      Delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as restrictions on the Funds' investments could adversely affect the Funds. Investing in local markets in emerging countries may require the Funds to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Funds. If for any reason the Funds were unable to distribute substantially all of their investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Funds would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code. For more information, see "Taxation" in the SAI.

Market Illiquidity; Volatility; Smaller Market Capitalization

      The securities markets of emerging countries are substantially smaller, less liquid and more volatile than the major securities markets around the world. A limited number of persons may hold a high proportion of the shares of many emerging countries companies, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, emerging countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of emerging countries securities markets may also affect each Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain emerging countries' securities markets are susceptible to the influence of large investors trading significant blocks of securities or large dispositions of securities resulting from the failure to meet margin calls when due.

      In addition to their smaller size, lesser liquidity and greater volatility, emerging countries' securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets and the enforcement of existing regulations has been extremely limited.
Consequently:

            o     other market participants' anticipation of a Fund's investing,

            o     trading by persons with material, non-public information, and

            o securities transactions by brokers in anticipation of transactions by a Fund in particular securities can affect the prices for investments acquired by a Fund. Commissions and other transaction costs on most, if not all, emerging countries securities exchanges are generally higher than in the United States.

Currency Devaluations and Fluctuations

      The Funds normally invest principally in securities denominated in currencies of emerging countries. CSAM generally does not seek to hedge against declines in the value of the Funds' non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Accordingly, a change in the value of currencies in which each Fund's investments are denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of each Fund's assets. This change will also affect each Fund's income and net asset value. The Funds compute income on the date of its receipt by the respective Fund at the exchange rate in effect with respect to the relevant currency on that date. Each Fund pays most expenses and makes distributions necessary to maintain its status as a regulated investment company for U.S. federal income tax purposes in U.S. dollars. In order to pay such expenses and make such distributions each Fund may have to liquidate securities denominated in one or more of the currencies of the emerging countries in which each Fund invests. If the value of a currency in which the securities so liquidated are denominated declines relative to the U.S. dollar between the time when the income or a dollar-denominated expense item is accrued and date when the expense is paid or the distribution is made, the Fund may have to liquidate more investment securities than would otherwise have been the case. There can be no assurance that the Funds will be able to liquidate securities for these purposes, but the Funds are permitted to borrow money to pay expenses outside of the emerging countries and to make distributions required to maintain their status as regulated investment companies for U.S. tax purposes.

      Many of the currencies of emerging countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have at times been made in certain of these currencies.

Currency Hedging

      CSAM generally does not seek to hedge against a decline in the value of either Fund's non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. The Funds will be subject to risk of changes in the value of the emerging countries currencies in which their assets are denominated in relation to the U.S. dollar unless they engage in currency hedging transactions. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. The Funds may, from time to time, seek to protect, during the period prior to the remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that they intend to remit out of a emerging country. The Funds seek this protection by investing in U.S. dollar-denominated debt securities of the emerging country and/or participating in the forward currency market for the purchase of U.S. dollars in that country. There can be no guarantee that efforts to hedge against a currency devaluation or fluctuation will be effective or that suitable U.S. dollar-denominated investments will be available at the time when CSAM wishes to use them to hedge amounts to be remitted. Moreover, shareholders should be aware that:

            o dollar-denominated securities may not be available in some or all emerging countries,

            o the forward currency market for the purchase of U.S. dollars in most, if not all, emerging countries is not highly developed, and

            o in certain emerging countries no forward market for foreign currencies currently exists or such market may be closed to investment by the Funds.

Inflation

      Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Economic and Political Risks

      The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in several respects, including:

            o     general development,

            o     wealth distribution,

            o     rate of inflation,

            o     volatility of the rate of growth of gross domestic product,

            o     capital reinvestment,

            o     resource self-sufficiency, and

            o     balance of payments position

      Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. As a result, government actions in the future could have a significant effect on economic conditions in a emerging country, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in each Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other developments, such as military coups, have occurred in the past in certain emerging countries. These conditions or events could adversely affect the assets of each Fund held in particular emerging countries should they recur. Each Fund may also experience greater difficulty in its ability to protect and enforce its rights against governmental and private entities in certain emerging countries.

      Since 1982, some emerging countries, including Argentina, Brazil, Chile and Mexico, have experienced difficulty servicing their sovereign debt obligations. As a result, some of these countries have entered into agreements to restructure these debts, in particular commercial bank loans, typically by rescheduling principal payments, reducing interest rates and principal amounts and extending new credit to finance interest payments on existing debt. Some emerging countries governmental issuers have not made payments of interest on or principal of their debt obligations as such payments have come due. Obligations arising from past restructuring agreements have affected, and those arising from future restructuring agreements may affect, the economic performance and political and social stability of certain emerging countries.

Reporting Standards

      Companies in emerging countries are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. The assets and profits appearing on the financial statements of a company in an emerging country may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some emerging countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, data concerning securities of issuers in emerging countries may be materially affected by restatements for inflation and may not accurately reflect the real conditions of companies and securities markets. There is often substantially less publicly available information about emerging countries companies and the governments of emerging countries than there is about U.S. companies and the U.S. Government. These risks are generally magnified in the case of investments in non-publicly traded securities.

Privatizations

      The Funds anticipate investment in telecommunications and infrastructure companies, as applicable, that have been or will be transferred from government to private ownership. Many of these telecommunications and infrastructure companies have underdeveloped or obsolete technologies and equipment. It is impossible to predict whether any further privatizations will take place or what the terms or effects of such privatizations may be. There can be no assurance that any privatizations will be undertaken or, if undertaken, that such plans will be successfully completed or even completed at all. There also can be no assurance that, if a privatization is undertaken on a private placement basis, the Funds will have the opportunity to participate in the investing consortium. Investors should also be aware that changes in governments or economic factors could result in a change in an emerging country's policies on privatization.

Taxation

      Taxation of dividends, interest and capital gains received by non-residents varies among emerging countries and, in some cases, is comparatively high. In addition, emerging countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liability that the Funds may not have reasonably anticipated in conducting their investment activities or valuing their assets.

Litigation

      The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent Securities

      It is possible, particularly in emerging countries markets, that the Funds may purchase securities that may subsequently be found to be fraudulent or counterfeit and as a consequence could result in losses.

Settlement Risks

      Settlement systems in emerging countries markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made before receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in losses for the Funds. The Funds will seek, where possible, to use reputable financial institutions to reduce this risk. However, there can be no certainty that the Funds will be able to use banks or brokers with reputable financial status to reduce this risk. Moreover, there can be no certainty that the Funds will be successful in eliminating this risk, particularly as banks or brokers operating in emerging countries markets frequently lack the substance or financial resources of those in more developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

Investments in Non-Publicly Traded Securities

      Although the Funds invest primarily in equity securities of publicly traded companies in emerging countries, they may, subject to local investment limitations, invest in unlisted emerging countries equity securities, including investments in new and early stage companies. Investments in unlisted equity securities may involve a high degree of business and financial risk and may result in substantial losses. ETF may invest up to 25% of its assets, and EMG may invest up to 30% of its assets, in unlisted equity securities. Currently, no liquid trading market exists for these investments, and, as such, the Funds may take longer to liquidate these positions than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Funds. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies with publicly traded securities.

Market Value and Net Asset Value

      Shares of closed-end investment companies frequently trade at a discount from net asset value. Trading at a discount is a risk separate and distinct from the risk that the net asset value of each Fund will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time because for those shareholders, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Although each Fund's shares have at times been traded in the market above net asset value, since the commencement of its operations, each Fund's shares have generally traded in the market at a discount to net asset value. Neither Fund's shares are subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in a Fund on any exchange where such shares are then listed at the then current market value, which may differ from the then current net asset value.

Non-Diversified Status

      Both Funds are classified as non-diversified investment companies under the Investment Company Act. Non-diversified investment companies are not limited by the Investment Company Act in the proportion of assets that may be invested in the securities of a single issuer. Both Funds, however, are subject to local laws which limit investments in a single issuer and the diversification requirements imposed by the Code for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

Charter Provisions

      Certain provisions of each Fund's Articles of Incorporation and By-Laws may inhibit that Fund's possible conversion to open-end status and limit the ability of other persons to acquire control of that Fund's Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Operating Expenses

      Each Fund's annual operating expenses are higher than those of many other investment companies of comparable size. However, management of each Fund believes these operating expenses are comparable to expenses of other closed-end management investment companies that invest primarily in the securities of countries in a single geographic region.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      Organization. ETF and EMG are both closed-end, non-diversified management investment companies registered under the Investment Company Act. Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed and advised by CSAM, formerly known as BEA Associates. The shares of common stock of each Fund are listed and trade on the NYSE under the symbols "ETF" and "EMG", respectively. After the Merger, ETF's shares will continue to be traded on the NYSE under the symbol "ETF", while EMG's shares will be delisted and EMG will cease to exist.

      The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

      Investment Objectives. Long-term capital appreciation is the principal investment objective of each Fund. ETF seeks to achieve this investment objective by investing primarily in equity securities of emerging countries telecommunications companies and companies that provide other essential services in the development of an emerging country's infrastructure. EMG seeks to achieve this investment objective by investing primarily in equity securities of infrastructure companies in emerging countries and companies that manufacture products on behalf of or service infrastructure companies in emerging countries. The investment objective of each Fund is a fundamental policy of each Fund and cannot be changed without the approval of the holders of a "majority of each Fund's outstanding voting securities," as defined above under "General."

      No assurance can be given that either Fund's investment objective will be achieved.

      Comparison of Investment Policies. ETF's policy, under normal market conditions, is to invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets. ETF may also invest a substantial portion of its remaining assets, up to 25% of its total assets under normal market conditions, in equity securities of companies that provide other essential services in the development of an emerging country's infrastructure and will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodity prices.

      EMG's policy, under normal market conditions, is to invest at least 70% of its total assets in equity securities of infrastructure companies in emerging countries. EMG may also invest up to 30% of its total assets in equity securities of companies that manufacture products on behalf of or service infrastructure companies in emerging countries.

      The policies and the investment limitations enumerated above are described in the SAI under the caption "Investment Restrictions" and are fundamental and may not be changed without the approval of a majority of each Fund's outstanding voting securities. All other policies and percentage limitations of each Fund as described below may be modified by that Fund's Board of Directors if, in the reasonable exercise of its business judgment, it determines that modification is necessary or appropriate to carry out that Fund's investment objective.

      ETF may also seek to invest in equity securities of telecommunications companies in developed countries when these securities, in the opinion of CSAM, have investment characteristics similar to emerging country telecommunications companies. In determining if the securities of a telecommunications company in a developed country have investment characteristics similar to those of emerging country telecommunications companies, CSAM will consider whether the potential for growth in such company is similar to that of telecommunications companies in emerging countries, based on analysis and comparison of such factors as earnings potential, ratio of revenue per employee and revenue per telephone line, the density of telephone lines per household, management performance and other pertinent measurements.

      Both Funds define emerging countries as countries which are generally considered to be emerging or developing by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the investment. The countries that are not considered emerging countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; Netherlands, New Zealand; Norway; Spain; Sweden; Switzerland; United Kingdom; and the United States.

      An emerging country equity security is defined as:

            o common stock and preferred stock (including convertible preferred stock),

            o bonds, notes and debentures convertible into common or preferred stock,

            o     stock purchase warrants and rights,

            o     equity interests in trusts and partnerships, and

o American, Global or other types of Depositary Receipts of companies: (i) the principal securities trading market for which is an emerging country; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) that are organized under the laws of, and with a principal office in, an emerging country.

Determinations as to eligibility will be made by the Funds based on publicly available information and inquiries made to the companies. (See "Risk Factors and Special Considerations" for a discussion of the nature of information publicly available for non-U.S. companies.)

      In addition, ETF's definition of emerging country equity securities also includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country.

      Many of the companies in which the Funds invest may be in the early stages of their growth cycle and/or may have only recently been privatized. Accordingly, the Funds anticipate that certain investments (up to 25% of its total assets in the case of ETF and 30% of its total assets in the case of EMG, at the time of purchase) will be in equity securities of closely-held companies or private placements of public companies, where CSAM anticipates that a liquid market will develop for these securities within a period of two to five years from the date such securities are acquired by such Fund. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act, will not be subject to these percentage limitations if the Fund's Board of Directors determines on an ongoing basis that an adequate trading market exists for these securities. The Board of Directors of either Fund may adopt guidelines and delegate to CSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Directors will retain ultimate responsibility for any determination regarding an adequate market for Rule 144A securities.

      The governments of some emerging countries have been engaged in "privatization" programs which involve the sale of part or all of their stakes in government owned or controlled enterprises. CSAM believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law. In addition, the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

      To the extent its assets are not invested as described above, ETF may invest the remainder of its assets in:

            o debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

            o equity or debt securities of corporate or governmental issuers located in developed countries, and

            o short-term and medium-term debt securities of the type described below under "Temporary Investments."

      ETF's assets may be invested in debt securities when CSAM believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. The debt securities in which ETF may invest include:

            o     bonds,

            o     notes,

            o bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances),

            o     commercial paper,

            o     repurchase agreements, and

            o     assignments of loans and loan participations.

      In addition, for temporary defensive purposes, ETF and EMG may invest less than 65% and 70%, respectively, of their total assets in equity securities of telecommunications and infrastructure companies, respectively, in emerging countries, in which case the Funds may invest in debt securities of the kind described under "Temporary Investments" below. In addition, ETF may acquire assignments of, and participations in, loans.

      Temporary Investments. During periods in which CSAM believes changes in economic, financial or political conditions make it advisable, the Funds may for temporary defensive purposes reduce their holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash.

      Each Fund may invest in the following short-term instruments:

            o obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

            o bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

            o floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

            o obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by CSAM, and

o     shares of money market funds that are authorized to invest in short-term instruments described above.

      Currency Transactions. CSAM generally does not seek to hedge against declines in the value of the Funds' non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. Each Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which their assets are denominated, unless they engage in hedging transactions. For a more detailed description of each Fund's currency transactions, see "Comparison of Investment Objectives and Policies--Currency Transactions" in the SAI.

      Currency Convertibility. Neither Fund intends to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless that Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or that Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by that Fund.

      Depositary Receipts. Both Funds may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, and other types of Depositary Receipts (which, together with ADRs and GDRs, are referred to in this Proxy Statement/Prospectus as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, the Funds' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

      Portfolio Turnover Rate. Neither Fund engages in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. It is not anticipated that the annual portfolio turnover rate of ETF following the Merger will exceed 85%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. ETF's portfolio turnover rates for the fiscal years ended May 31, 1999 and 1998 were 179.66% and 162.58%, respectively. EMG's portfolio turnover rates for the fiscal years ended November 30, 1999 and 1998 were 109.09% and 169.85%, respectively. The higher EMG portfolio turnover rate for the fiscal year ended November 30, 1998 is attributable to the Fund's increased investment activity in Asia during that year. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      Borrowing. Borrowing increases exposure to capital risk, and borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of the amounts borrowed. Nevertheless both Funds are authorized to borrow money from banks for the following reasons:

            o     for temporary or emergency purposes,

            o for such short-term credits as may be necessary for the clearance or settlement of transactions,

            o to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),

            o to pay any dividends required to be distributed to maintain the Fund's qualification as a regulated investment company under the Code or otherwise avoid taxation under the Code, or

            o to pay Fund expenses outside of the emerging countries, and not for the purpose of leveraging.

Additional investments will not be made when borrowings exceed 5% of the Fund's total assets. The Fund may pledge its assets to secure such borrowings. For the purpose of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.

      Fundamental Policies. Each Fund has "fundamental" investment policies which may not be changed without the prior approval of the holders of a majority of each Fund's outstanding voting securities (as defined under the Investment Company Act), and "nonfundamental" investment policies which may be modified by each Fund's Board of Directors if, in the reasonable exercise of its business judgment, the Board determines that modification is necessary or appropriate to carry out that Fund's investment objective. Following is a description of the Funds' current fundamental investment policies which are substantially similar:

            1. Neither Fund may invest more than 25% of the total value of its assets in a particular industry. This restriction does not apply to investments in U.S. Government securities.

            2. Neither Fund may issue senior securities, borrow money or pledge its assets, except that either Fund may borrow from a lender for the reasons specified above under "--Borrowing."

            3. Neither Fund may lend money to other persons except through the purchase of debt obligations, loans or participation interests in loans, and the entering into of repurchase agreements or reverse repurchase agreements consistent with applicable regulatory requirements, in each case consistent with the Fund's investment objective and policies.

            4. Neither Fund may make short sales of securities or maintain a short position in any security.

            5. Neither Fund may purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

            6. Neither Fund may underwrite securities of other issuers, except insofar as either Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

            7. Neither Fund may purchase or sell commodities or real estate, except that either Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

            8. Neither Fund may make investments for the purpose of exercising control over, or management of, the issuers of any securities.

      In addition to the foregoing restrictions, each Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain emerging countries in which it invests.

      Under the Investment Company Act, neither Fund may:

            o invest more than 5% of its total assets in the securities of any one investment company, nor

            o acquire more than 3% of the outstanding voting securities of any such company.

      In addition, the Funds may not invest more than 10% of their total assets in securities issued by all investment companies. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the company's advisory, sub-advisory and administrative fees with respect to assets so invested.

                       UNITED STATES FEDERAL INCOME TAXES

      The following is a brief summary of certain United States federal income tax issues that apply to each Fund. Shareholders should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of each Fund's shares, as well as tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

      Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company, or RIC, for each taxable year under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders.

      Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers. The Funds currently expect to distribute any excess annually to their shareholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax, currently at a rate of 35%, on the amount retained. In that event, that Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who:

            o will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,

            o will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

            o will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

      Income received by the Funds from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to shareholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, shareholders of the electing Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

      Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid, or that are treated as having been paid, by that Fund to its shareholders during the preceding taxable year. For a more detailed discussion of tax matters affecting each Fund and its shareholders, see "Taxation" in the SAI.

                          INFORMATION ABOUT THE MERGER

      General. Under the Plan, EMG will merge with and into ETF on the Effective Date. As a result of the Merger and on the Effective Date:

            o     EMG will no longer exist, and

            o     ETF will be the surviving corporation.

      EMG will then:

            o deregister as an investment company under the Investment Company Act,

            o     cease its separate existence under Maryland law,

            o remove its shares of common stock from listing on the NYSE, and

            o withdraw from registration under the Securities Exchange Act of 1934, or the Securities Exchange Act.

      Each share of outstanding stock of EMG will convert into an equivalent dollar amount of full shares of stock of ETF, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. ETF will not issue any fractional shares to EMG shareholders. ETF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE at the current market price for the shares and remit the cash proceeds to shareholders of EMG in proportion to their fractional shares. No sales charge or fee of any kind will be charged to EMG shareholders in connection with their receipt of ETF common stock in the Merger.

      If approved, the Merger is expected to occur shortly after the completion of the Tender Offer. Under Maryland law, shareholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the shareholders of the Funds will be bound by the terms of the Merger. However, any shareholder of either Fund may sell his or her shares of common stock at any time prior to the Merger on the NYSE.

      The Plan may be terminated and the Merger abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective
Date:

            o by the mutual written consent of the Board of Directors of each Fund, or

            o by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived.

If the Merger has not been consummated by December 31, 2000, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Board of Directors of each Fund.

      Reasons for the Merger. The Board of Directors of each Fund considered and unanimously approved the proposed Merger at separate meetings of each Board held on May 8, 2000. All of the Directors of each Fund were present at the meeting in person. For the reasons discussed below, the Board of Directors of each Fund, including Non-interested Directors of each Fund, after consideration of the potential benefits of the Merger to the shareholders of that Fund and the expenses expected to be incurred by that Fund in connection with the Merger, unanimously determined that:

            o the interests of the existing shareholders of that Fund will not be diluted as a result of the proposed Merger, and

            o     the proposed Merger is in the best interests of that Fund.

      Each Board of Directors has, over the years, discussed the significance of the existence of the discount to net asset value at which each Fund's shares have traded on the NYSE and the impact on shareholders of the discount. Each Board has discussed and considered various alternative strategies to address the discount, including instituting share repurchases, combining with other funds, converting to an open-end format, or liquidating. The Directors of each Fund, however, have consistently concluded that it was in the best interests of each Fund and its shareholders to maintain the current closed-end format, because, in the view of the Boards and of CSAM, the closed-end format is the most appropriate investment vehicle for participating in the equities markets of emerging countries. In CSAM's view, many attractive equity investment opportunities in emerging countries have been and continue to be found in the small-capitalization and less liquid sectors of those markets. The Board of Directors of each Fund believes that the long-term performance of each Fund supports this view.

      In the context of each Board's ongoing consideration of the impact of the market price discount on each Fund and its shareholders, the Non-interested Directors of each Fund retained PaineWebber, as financial adviser, to assist in this process and requested that PaineWebber evaluate possible alternatives to address these concerns and otherwise enhance shareholder value. The Boards further requested that, in evaluating the possible alternatives, PaineWebber take into consideration the interests of all shareholders.

      The alternatives available to the Funds, including a full range of alternatives that has been reviewed in the past discussions of the discount issue, were considered at meetings of each Board of Directors held on February 8, 2000, April 6, 2000 and May 8, 2000. After consideration of these alternatives, PaineWebber proposed, and the Board of Directors of each Fund approved, the course of action described below. Morrison & Foerster, counsel to the Non-interested Directors of the Funds, assisted the Non-interested Directors in their consideration of these matters. Willkie Farr & Gallagher, counsel for the Funds and CSAM, also assisted both Funds in their consideration of these matters.

      IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE MERGER SERVES THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.

      In deciding to approve the course of action described below, the Non-interested Directors considered many factors, including but not limited to, market information, analyses and advice, provided to them by PaineWebber. In addition, in considering the merits of the proposed Merger, the Boards also considered the larger asset size of the combined Fund relative to each constituent Fund standing alone, the newly revised fee structure and the potential for economies of scale that may result from the larger asset size of the combined Fund. Based on data presented by PaineWebber and CSAM, the Board of Directors of each Fund believes that a combination of the Funds may result in a total operating expense ratio that will be lower than the total operating expense ratio of either Fund currently.

      The Boards also considered whether a larger asset base would provide benefits in portfolio management. After the Merger, ETF may be better able to diversify portfolio equity holdings and thereby mitigate risks, while participating in more equity investment opportunities. In addition, a larger asset size could result in a more liquid trading market for shares of ETF than either Fund currently enjoys separately, which might have a positive impact on the discount at which each Fund's shares have tended to trade. Further, the Merger itself should focus the attention of a wider circle of securities analysts on ETF, and after the Merger, may facilitate securities analysts' following of this Fund because the Merger may eliminate confusion in the marketplace that results from two funds with a similar objective, similar policies and similar names managed by the same adviser.

      There can be no guarantee that any of these potential beneficial results will be realized.

      The Board of Directors of each Fund, in declaring advisable and recommending the proposed Merger, also considered the following:

      (1) the capabilities and resources of CSAM and its affiliates in the areas of investment management and shareholder servicing;

      (2) expense ratios and information regarding fees and expenses of the Funds, both currently and on a pro forma basis;

      (3) the terms and conditions of the Merger and whether it would result in dilution of the interests of each Fund and its existing shareholders;

      (4) the compatibility of each Fund's portfolio securities, investment objective, policies and restrictions;

      (5) the tax consequences to each Fund and its shareholders in connection with the Merger; and

      (6)   the anticipated expenses of the Merger.

      In reviewing issues relating to the structure of the Merger and the selection of the surviving corporation in the Merger, each Board also considered information provided to them by CSAM and PaineWebber concerning:

            o     the comparative performance records of the two Funds,

            o     public and market perception of the two Funds,

            o     the relative size of the two Funds,

            o the investment policies, strategies and personnel CSAM intends to utilize in managing the merged fund, and

            o PaineWebber's recommendation that ETF be the surviving corporation.

      In evaluating the comparative fee and expense structures of the two Funds, the Boards noted that CSAM has agreed, effective July 1, 2000, to voluntarily waive that portion of the investment advisory fee payable by ETF to the level that would be obtained if the fee was based on the average weekly market value of the Fund's outstanding shares rather than the average weekly net asset value, whenever the Fund's shares are trading at a discount to net asset value. The Board of Directors of ETF recommends that the shareholders of the Fund approve a new investment advisory agreement which will formalize this new fee calculation. For more information about the new investment advisory agreement, see "Proposal 2 (Emerging Markets Telecommunications Fund Shareholders Only):
Approval of New Investment Advisory Agreement."

      Finally, each Board considered the impact of the breakpoint in the investment advisory fee for ETF in the context of the surviving Fund's larger asset base. Assuming the Tender Offer is fully subscribed and based on the market value of ETF and the net asset values of each Fund as of June 30, 2000, the blended investment advisory fee using the breakpoint would be 0.89% of the surviving Fund's net assets.

      Based on the factors discussed above, the Board of Directors of each Fund concluded that the expenses of the Merger are outweighed by the benefits that are anticipated to be derived from the Merger. In addition, the Boards of each Fund, including the Non-interested Directors of each Fund, have unanimously concluded that:

            o the Merger is in the best interests of each respective Fund, and

            o the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

      Terms of the Merger Agreement. The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit A.

      At the Effective Date, each share of common stock of EMG will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of ETF common stock, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. ETF will not issue any fractional shares to EMG shareholders. ETF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the NYSE at the current market price for the shares and remit the cash proceeds to shareholders of EMG in proportion to their fractional shares.

      For purposes of valuing assets in connection with the Merger, the assets of EMG will be valued pursuant to the principles and procedures consistently utilized by ETF, which principles and procedures are also utilized by EMG in valuing its own assets and determining its own liabilities. As a result, it is not expected that ETF's valuation procedures as applied to EMG's portfolio securities will result in any difference from the valuation that would have resulted from the application of EMG's valuation procedures to such securities. The net asset value per share of ETF common stock will be determined in accordance with these principles and procedures, and ETF will certify the computations involved. The net asset value per share of each Fund will not be adjusted to take into account differences in unrealized gains and losses.

      ETF will issue separate certificates or share deposit receipts for ETF common stock to shareholders of EMG. ETF will deliver these certificates or share deposit receipts representing shares of ETF common stock to Fleet National Bank c/o EquiServe, L.P., as the transfer agent and registrar for ETF common stock. ETF will not permit any EMG shareholder to receive new certificates representing shares of ETF common stock until this shareholder has surrendered his or her outstanding certificates representing shares of the common stock of EMG or, in the event of lost certificates, posted adequate bond. EMG will request its shareholders to surrender their outstanding certificates representing shares of the common stock of EMG or post adequate bond therefor. Dividends payable to holders of record of shares of ETF as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of EMG will be paid to such shareholder, without interest; however, such dividends will not be paid unless and until such shareholder surrenders his or her stock certificates of EMG for exchange.

      PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, SHAREHOLDERS OF THE EMERGING MARKETS INFRASTRUCTURE FUND WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR EMERGING MARKETS TELECOMMUNICATIONS FUND STOCK CERTIFICATES.

      No fractional shares of ETF will be issued to EMG shareholders. In lieu thereof, ETF's transfer agent will aggregate all fractional shares of ETF and sell the resulting full shares on the NYSE at the current market price for shares of ETF for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's EMG common stock certificates.

      The net asset value of the ETF shares (disregarding fractional shares) received by EMG shareholders will be equal to the aggregate net asset value of the EMG shares exchanged. When fractional shares are taken into consideration, the net asset value of the ETF shares received by EMG shareholders will be slightly lower than the net asset value of the EMG shares exchanged because fractional shares of ETF will be sold at the current market price, and not at the net asset value, for ETF shares.

      The Plan provides, among other things, that the Merger will not take place without:

            o     the requisite approval of the shareholders of ETF and EMG, and

            o     the effectiveness of a Registration Statement on Form N-14.

      The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's Board of Directors or by either Fund if the other has violated a condition of the Plan. The Plan will automatically terminate after December 31, 2000 if the Merger has not been consummated, unless such time is extended by mutual agreement of the Board of Directors of each Fund.

      The Plan may be amended, modified or supplemented by mutual agreement of EMG and ETF. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to EMG shareholders will be permitted following the special meeting unless those shareholders consent to the amendment.

      Expenses of the Merger. In evaluating the proposed Merger, CSAM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, financial adviser fees, legal and accounting fees and proxy and distribution costs and expenses incurred in connection with the Tender Offer. The estimated total expenses pertaining to the Merger and the Tender Offer are $_________. For more information about the expenses of the Merger, See "Synopsis-Expenses of the Merger."

      The expenses of the Merger are expected to result in a reduction in net asset value per ETF share of approximately $_____, and a reduction in net asset value per EMG share of approximately $______. The expenses related to the Tender Offer, estimated at $________, will reduce the net asset value per share of EMG by approximately $_________.

      Tax Considerations. The Plan and Merger are conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:

            o the Merger will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of
                  Section 368(b) of the Code,

            o no gain or loss will be recognized by either Fund as a result of the Merger,

            o the basis of the assets of EMG in the hands of ETF will be the same as the basis of such assets to EMG immediately prior to the Merger,

            o the holding period of the assets of EMG in the hands of ETF will include the period during which such assets were held by EMG,

            o no gain or loss will be recognized by the shareholders of EMG upon the conversion of their EMG shares into ETF common stock except with respect to cash received upon the sale of fractional share interests,

            o the basis of ETF shares received by the shareholders of EMG will be the same as the basis of the shares (including fractional share interests) of EMG exchanged therefor,

            o the holding period of ETF shares (including fractional share interests) received by the shareholders of EMG will include the holding period during which the shares of EMG exchanged therefor were held, provided that at the time of the exchange the shares of EMG were held as capital assets in the hands of the shareholders of EMG, and

            o cash received for fractional shares will generate gain or loss to shareholders receiving such cash.

      While EMG is not aware of any adverse state or local tax consequences of the proposed Merger, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

      History of the Emerging Markets Infrastructure Fund's Discount. EMG's shares have generally traded at a discount to their net asset value per share since shortly after its commencement of operations. See "Additional Information about the Funds-Discount to Net Asset Value." The Board of Directors of EMG has considered a number of actions in response to this discount.

      In October 1998, the Board of Directors of each Fund engaged in a share repurchase program of up to 15% of that Fund's outstanding common stock. In February 1999, EMG's Board authorized significant enhancements to this share repurchase program, including repurchases of 10% of the Fund's outstanding shares on a rolling 12-month basis (rather than an annual basis) and permitting repurchases of the Fund's outstanding shares (subject to the 15% annual limit) whenever the discount to net asset value is 15% or more. EMG's Board authorized another share repurchase program for not less than 10% nor more than 15% of the Fund's outstanding common stock in October 1999 after repurchasing the full amount of shares authorized under the first share repurchase program. Both share repurchase programs were intended to provide additional liquidity to those shareholders who elected to sell their shares and to enhance the net asset value of the shares held by shareholders who maintained their investment.

      In May 1999, EMG's Board of Directors approved a self tender. Pursuant to this self tender, EMG acquired 3,011,714 shares of its common stock, representing approximately 20% of its then outstanding shares for a cash purchase price equal to 95% of EMG's net asset value per share on June 25, 1999, the date of the closing of the tender offer.

      In May 2000, the Board of Directors of EMG, in recognition of the fact that the Fund's shares have traded at a discount to their net asset value and after consulting PaineWebber, determined that it was in the best interests of the Fund to initiate the Tender Offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of the Fund's net asset value per share as of the end of the Tender Offer period. This Tender Offer is conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur if these approvals are not obtained.

      On June 27, 2000, the Board of Directors of ETF approved the overall terms of a self-tender program that the Fund intends to launch in the calendar year 2001, which terms include the following: (i) the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program; and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Implementation of the program is conditioned on approval of the Merger.

      The Directors have reserved the right to decide on the timing and the terms of specific tenders, subject to adherence to the terms described above. The Board of Directors of ETF intends to continue the self-tender program indefinitely, subject to changes in economic or market conditions or other factors. For example, a sustained reduction in the market discounts at which ETF's shares are trading, a risk of material adverse tax consequences or a risk of ETF becoming subject to delisting may lead its Board to conclude in the future that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce ETF's asset levels over time. Absent substantial appreciation in ETF's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities, or other factors that adversely affect ETF and, possibly, the continued viability of ETF as a closed-end fund. ETF's Board will evaluate the program from time to time in light of its effects on ETF.

      ETF's Board of Directors views this self-tender program as a further enhancement to the actions previously announced by ETF to enhance shareholder value, which, in addition to the Merger, includes the modification of the CSAM investment advisory agreement pursuant to which the advisory fee will be based on the Fund's stock price (market value) rather than net asset value whenever its shares are trading at a discount, and the payment of 50% of the Directors' annual retainer in shares of the Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      Description of Securities to be Issued. The authorized stock of ETF consists of 100,000,000 shares of common stock, U.S.$0.001 par value. Shares of ETF entitle its holders to one vote per share. Holders of ETF's common stock are entitled to share equally in dividends authorized by the Fund's Board of Directors payable to the holders of such common stock and in the net assets of ETF available for distribution to holders of such common stock. Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of ETF are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. ETF holds shareholder meetings annually.

      The following table shows information about the common stock of each Fund as of June 30, 2000.

                                                                                                                         (4)
                                                                                                                    Amount Issued
                                                                                                 (3)               and Outstanding
                                             (1)                       (2)            Amount held by Fund for    Exclusive of Amount
                                       Title of Class           Amount Authorized         its Own Account          Shown Under (3)
                                       --------------           -----------------         ----------------         ---------------
EMERGING MARKETS                  Common Stock, $0.001 par         100,000,000                  None                  7,100,820
TELECOMMUNICATIONS FUND                     value

EMERGING MARKETS INFRASTRUCTURE   Common Stock, $0.001 par         100,000,000                  None                 11,175,955
FUND                                        value

      The shares of common stock of ETF and EMG are listed and trade on the NYSE under the symbols "ETF" and "EMG", respectively. As of , 2000, the net asset value of ETF common stock was $_____, and the market price per share was $_____. As of that same date, the net asset value of EMG common stock was $_____, and the market price per share was $_______.

      Discount to Net Asset Value. Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.

      During the period since the inception of the Funds, the common stock of both Funds has generally traded at a discount to net asset value, and does so currently. It is not possible to state whether shares of ETF will trade at a premium or discount to net asset value following the

Merger, or the extent of any such premium or discount. The Directors of both Funds have regularly considered, and the Directors of ETF will continue to consider, the respective Fund's market price discount and the effect of the discount on the Fund and its shareholders.

          PER SHARE DATA FOR THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                         COMMON STOCK TRADED ON THE NYSE

                                                               DISCOUNT
        PERIOD             MARKET PRICE    NET ASSET VALUE    AS % OF NAV
                           ------------    ---------------    -----------
                           HIGH   LOW         HIGH   LOW       HIGH   LOW
                           ----   ---         ----   ---       ----   ---
----------------------------------------------------------------------------
1998
First Quarter.....     $15.0000  $11.8750   $18.16 $14.91      20.36% 11.72%
Second Quarter....      15.0000   12.0625    18.29  15.35      22.42  18.33
Third Quarter.....      13.7500    7.6875    17.28  10.92      28.12  19.10
Fourth Quarter....      11.1250    8.0625    13.41  10.36      22.95  16.96
1999
First Quarter.....       9.8750    8.8125    12.01  10.66      20.48  11.95
Second Quarter....      11.1250    9.3125    13.63  11.36      20.36  10.64
Third Quarter.....      11.3125   10.2500    14.16  12.91      23.20  16.45
Fourth Quarter....      16.1250   10.2500    20.89  13.14      25.10  17.64
2000
First Quarter.....      20.0625   15.1250    25.21  19.52      20.48  11.95
Second Quarter....      18.2500   12.7500    22.58  17.17      26.95  18.14
Third Quarter.....
(through ____, 2000)

            PER SHARE DATA FOR THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                         COMMON STOCK TRADED ON THE NYSE

        PERIOD                                                    DISCOUNT
                          MARKET PRICE      NET ASSET VALUE     AS % OF NAV
                          ------------      ---------------     -----------
                          HIGH     LOW       HIGH     LOW       HIGH     LOW
                          ----     ---       ----     ---       ----     ---
--------------------------------------------------------------------------------
1998
First Quarter.....     $12.4375  $10.625    $15.28   $13.19     20.72%  14.50%
Second Quarter....      12.2500    9.125     15.06    12.05     25.36   19.33
Third Quarter.....      10.5625    5.500     13.44     8.23     30.48   20.60
Fourth Quarter....       7.8750    5.750      9.97     8.00     27.97   20.60
1999
First Quarter.....       8.1250    6.9375     9.97     9.03     24.56   15.63
Second Quarter....       9.6250    8.0000    11.48     9.77     20.77   14.44
Third Quarter.....       9.4375    8.4375    11.97    11.02     40.99   18.88
Fourth Quarter....      11.2500    8.2500    15.07    10.85     26.36   21.73
2000
First Quarter.....      13.5625   11.0625    17.31    14.63     25.50   19.48
Second Quarter....      13.0000   10.8125    16.57    13.00     24.56   14.35
Third Quarter.....
(through ____, 2000)

      Capitalization. The following table shows on an unaudited basis the capitalization of ETF and EMG as of May 31, 2000 and on a pro forma basis as of that same date giving effect to the Tender Offer and the Merger(1):

                     (in thousands, except per share values)

                                          EMERGING
                    EMERGING MARKETS       MARKETS                    PRO FORMA
                   TELECOMMUNICATIONS  INFRASTRUCTURE  PRO FORMA     FOR TENDER
                          FUND               FUND      ADJUSTMENTS    OFFER AND
                                                                       MERGER
--------------------------------------------------------------------------------
Net assets           $130,300,455    $152,360,458    $(77,038,466)  $205,622,447
Net asset value            $18.35          $13.63                         $18.35
per share(2)
Shares outstanding(3)   7,100,819      11,175,955                     11,205,560

--------------------------

(1) Assumes that the Tender Offer was fully subscribed and that the Tender Offer and the Merger each had been consummated on May 31, 2000, and is for information purposes only. No assurance can be given as to how many shares of ETF common stock shareholders of EMG will receive on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of ETF common stock that actually will be received on or after such date. Assumes distributions of ordinary income and accrual of estimated Tender Offer and Merger expenses of $_________.

(2) Net asset value per share after Tender Offer- and Merger-related expenses and distribution of ordinary income.

(3) Assumes the issuance of 4,104,741 shares in exchange for the net assets of EMG (assuming the Tender Offer is fully subscribed). The number of shares issued was based on the net asset value of each Fund, net of estimated Tender Offer and Merger expenses and distributions, on May 31, 2000.

      Dividends and Other Distributions. Each Fund intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards annually to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund are invested in shares of the Fund at market value and credited to the shareholder's account on the settlement date which is usually three Business Days from the purchase date or, at the shareholder's election, paid in cash.

      If the Merger is approved by each Fund's shareholders, then as soon as practicable before the Effective Date, each Fund will pay its shareholders a cash distribution of all undistributed 2000 net investment income. It is expected that any undistributed realized net capital gains, including any that EMG may realize as a result of disposing of portfolio securities to raise funds to finance the Tender Offer, will be offset through the utilization of capital loss carryforwards prior to the Effective Date.

      Portfolio Valuation. Investments of each Fund are stated at value in each Fund's financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by each Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors of each Fund has established general guidelines for calculating fair value of securities that are not readily marketable. At May 31, 2000, ETF held 11.03% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $15,396,542 and fair value of 14,373,700, and EMG held 6.97% of its net assets in securities valued in good faith by its Board of Directors with an aggregate cost of $12,551,543 and fair value of $10,625,469. The net asset value per share of each Fund is calculated on each Business Day.

      For purposes of valuing assets in connection with the Merger, the assets of EMG will be valued pursuant to the principles and procedures consistently utilized by ETF, which principles and procedures are also utilized by EMG in valuing its own assets and determining its own liabilities. As a result, it is not expected that ETF's valuation procedures as applied to EMG's portfolio securities will result in any difference from the valuation that would have resulted from the application of EMG's valuation procedures to such securities.

      Portfolio Transactions. The Funds may utilize Celfin, CS First Boston Corporation and other affiliates of Credit Suisse, in connection with the purchase or sale of securities in accordance with rules or exemptive orders promulgated by the SEC when CSAM believes that the charge for the transaction does not exceed usual and customary levels. For a more detailed discussion of each Fund's brokerage allocation practice, see "Portfolio Transactions" in the SAI.

      Dividend Reinvestment and Cash Purchase Plan. Each Fund operates a Dividend Reinvestment and Cash Purchase Plan, the InvestLinkSM Program, or the Program, sponsored and administered by Fleet National Bank c/o EquiServe, L.P., pursuant to which Fund dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. Fleet National Bank c/o EquiServe, L.P., serves as the Program Administrator for the shareholders in administering the Program.

      An interested shareholder may join the Program at any time. Purchases of shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

      A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Program. The receipt of dividends and distributions in stock under the Program will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

      Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Funds and (b) certain capital gains earned by the Funds that are derived from securities of issuers from emerging countries are subject to taxes payable by the Funds at the time amounts are remitted. Such taxes will be borne by the Funds and allocated to all shareholders in proportion to their interests in the Funds.

      If the Board of Directors of a Fund declares an income dividend or a capital gains distribution payable either in that Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Program will receive cash and participants in the Program will receive shares of common stock of the Fund purchased on the open market by the Program Administrator. The number of shares of common stock to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the shares. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All shares of common stock purchased through the Program will be allocated to participants as of the settlement date, which is usually three Business Days from the purchase date.

      Participants in the Program also have the option of making additional cash payments, or bank account deductions, to the Program Administrator for the purchase of shares of common stock of the Fund, in any amount from $100 up to $3,000 semi-annually.

      A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to these transaction charges, participants will be assessed per share processing fees which include brokerage commissions. Participants will not be charged any fee for reinvesting dividends.

      All correspondence concerning the Program should be directed to the Program Administrator at Fleet National Bank c/o EquiServe, L.P., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040. For a more complete description of the Plan, see "Dividend Reinvestment and Cash Purchase Plan" in the SAI.

      Corporate Governance Provisions. Both Funds are Maryland corporations and in many respects have similar charter and by-law provisions.

      Special Voting Provisions and Requirements. The Articles of Incorporation and By-laws of each Fund contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors of each Fund is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

      In addition, conversion of either of the Funds from a closed-end to an open-end investment company requires the affirmative vote of at least 75% of the directors and of the holders of 75% of the shares of the respective Fund unless approved by at least 75% of the Continuing Directors (as defined below). If the conversion is approved by at least 75% of the Continuing Directors, the affirmative vote of at least 75% of the directors and of the holders of a majority of the outstanding shares of each Fund will be required to approve such conversion. Converting to an open-end investment company could restrict the ability of either Fund to redeem its shares otherwise than in kind due to the limited depth of the markets for certain securities in which the Funds may invest. As a result, there can be no assurance that the Funds could realize the then market value of the portfolio securities the Funds would be required to liquidate to meet redemption requests.

      The affirmative vote of at least 75% of the directors and of the holders of at least 75% of the shares of either of the Funds is required to authorize any of the following transactions:

      (i) merger, consolidation or share exchange of either of the Funds with or into any other person;

      (ii) issuance or transfer by either of the Funds (in one or a series of transactions in any 12-month period) of any securities of either of the Funds to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Funds in connection with a public offering, issuances of securities of either of the Funds pursuant to a dividend reinvestment plan adopted by the Funds and issuances of securities of either of the Funds upon the exercise of any stock subscription rights distributed by either of the Funds;

      (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by either of the Funds (in one or a series of transactions in any 12-month period) to or with any person of any assets of either of the Funds having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions effected by either of the Funds in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

      (iv) any proposal as to the voluntary liquidation or dissolution of either of the Funds or any amendment to either of the Funds' Articles of Incorporation to terminate its existence; and

      (v) any shareholder proposal as to specific investment decisions made or to be made with respect to either Funds' assets.

      However, in the case of a Business Combination or a voluntary liquidation proposal as described in clause (iv) above, a 75% shareholder vote will not be required if the transaction is approved by a vote of at least 75% of the Continuing Directors or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with either Fund and various other requirements are satisfied. In that event, a majority of the votes entitled to be cast by EMG's shareholders will be required to approve such transaction if it is a transaction described in clauses (i) or
(iii) with respect to which a shareholder vote is required under Maryland law or if it is a transaction described in clause (iv), and no shareholder vote will be required otherwise. Similarly, in that event, a majority of the votes entitled to be cast by ETF's shareholders will be required to approve such transaction if it is a transaction described in clauses (i) or (iv), or if it is a transaction described in clause (iii) involving a transfer of substantially all of ETF's assets with respect to which shareholder approval is required under Maryland law, and no shareholder action will be required otherwise.

      Each Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

      The provisions described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund in a tender offer or similar transaction. In the opinion of each Fund's Board of Directors, however, these provisions offer several possible advantages, including:

            o they may require persons seeking control of either Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control,

            o     they promote continuity and stability, and

            o they enhance each Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the Investment Company Act, are in the best interests of shareholders generally.

      A "Continuing Director" is any member of the Board of Directors of either Fund who:

            o is not a person or affiliate of a person (other than an investment company advised by the Fund's initial investment adviser or any of its affiliates) who enters or proposes to enter into a Business Combination with either Fund (such person or affiliate, an "Interested Party"), and

            o who has been a member of the Board of Directors of the respective Fund for period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the respective Fund.

      Removal of Directors. Directors of both Funds may be removed, with or without cause, only by a vote of the holders of 75% of the shares of the respective Fund entitled to be voted on that matter.

      By-Laws. Each Fund's By-laws provide, among other things, that:

            o a majority of the outstanding capital stock of such Fund is required to request a special meeting of shareholders,

            o certain advance notice requirements must be met in order for shareholders to submit proposals at annual meetings and for nominations by stockholders for election to the Board of Directors, and

            o the power to amend the By-laws is reserved to the Board of Directors, except as otherwise required by the Investment Company Act.

      The full text of ETF's Articles of Incorporation and By-Laws are on file with the SEC and these documents, as may be amended from time to time, will govern ETF after the Merger.

      Interest of Certain Persons. CSAM may be considered to have a financial interest in the Merger, arising from the fact that the amount of its management fee under the advisory agreement between CSAM and ETF will increase as the amount of ETF's assets increases, and the amount of those assets will increase by virtue of the Merger. However, the combined assets of both Funds, after giving effect to the Tender Offer (assuming it is fully subscribed), will be reduced by approximately 48% based on the Funds' net asset values as of June 30, 2000, and CSAM has agreed to voluntarily waive a portion of its advisory fee payable by ETF as described above under "Information about the Merger - Reasons for the Merger." In addition, assuming the Tender Offer is fully subscribed and based on the market value of ETF and the net asset values of the Funds, the blended investment advisory fee, using the breakpoint, would be 0.89% of the surviving Fund's net assets after giving effect to the Merger and would reduce the fee payable by ETF. Accordingly, CSAM's aggregate advisory fees will be reduced as a result of the Merger. For more information about the reduction in CSAM's aggregate advisory fees, see "Proposal 2 (Emerging Markets Telecommunications Fund Shareholders Only):
Approval of New Investment Advisory Agreement."

                             MANAGEMENT OF THE FUNDS

      Directors and Principal Officers. The business and affairs of each Fund are managed under the direction of that Fund's Board of Directors, and the day to day operations are conducted through or under the direction of the officers of that Fund. Although both Funds are Maryland corporations, Martin M. Torino, a director of each Fund, is a resident of Argentina, and a substantial portion of his assets is located outside of the United States. Consequently, it may be difficult for shareholders to enforce, in United States courts, judgments against him obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in Argentine courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States.

      Directors and Executive Officers of the Funds are as follows:

                                    Shares Beneficially
       Name and Address           Owned on June 30, 2000  Position with the Fund
       ----------------           ----------------------  ----------------------
  Dr. Enrique R. Arzac(1) (2)...                                  Director
     Columbia University Graduate
     School of Business
     New York, New York  10028

  James J. Cattano(1) (2).......                                  Director
     53 Old Field Point Road
     Greenwich, Connecticut  06830

  George W. Landau(1) (2).......                                  Director
     Two Grove Isle Drive
     Coconut Grove, Florida  33133

  Martin M. Torino(1) (2).......                                  Director
     L.N. Alen
     986 9th Floor
     1001 Buenos Aires, Argentina

  William W. Priest, Jr.(1).....                           Chairman of the Board
     466 Lexington Avenue,
     16th Floor
     New York, New York 10017

                                    Shares Beneficially
       Name and Address           Owned on June 30, 2000  Position with the Fund
       ----------------           ----------------------  ----------------------

  Richard W. Watt(1)............                              President, Chief
     466 Lexington Avenue,                                   Investment Officer
     16th Floor                                                 and Director
     New York, New York 10017

  Emily Alejos(1)...............                             Investment Officer
     466 Lexington Avenue,
     16th Floor
     New York, New York 10017

  Yarek Aranowicz(1)............                             Investment Officer
     466 Lexington Avenue,
     16th Floor
     New York, New York 10017

  Robert B. Hrabchak(1).........                             Investment Officer
     466 Lexington Avenue,
     16th Floor
     New York, New York 10017

  Hal Liebes(1).................                           Senior Vice President
     466 Lexington Avenue,
     14th Floor
     New York, New York 10017

  Michael A. Pignataro(1).......                              Chief Financial
     466 Lexington Avenue,                                 Officer and Secretary
     14th Floor
     New York, New York 10017
-------------

(1)   Also serves in the same capacity for EMG.

(2) Indicates Non-interested Directors of ETF and members of its audit committee. These directors are also Non-interested Directors of EMG and members of its audit committee.

(3) Mr. Gordon resigned from the Funds' Boards of Directors effective December 20, 1999.

      Dr. Enrique R. Arzac, 58, is a Professor of Finance and Economics at the Graduate School of Business, Columbia University (1971-present). Dr. Arzac is also a Director of nine other CSAM-advised investment companies, and he is a Director of The Adams Express Company and Petroleum and Resources Corporation.

      James J. Cattano, 56, is President of Primary Resource Inc. (an international trading and chemical processing company specializing in the sale of agricultural and industrial commodities throughout Latin American markets) (10/96-present). He was President of Atlantic Fertilizer & Chemical Company (an international trading company specializing in the sale of agricultural commodities in Latin American markets) (10/91-10/96) and President of Diamond Fertilizer &

Chemical Corporation, a subsidiary of Norsk Hydro A.S. (a Norwegian agriculture, oil and gas, light metals and petro-chemical company) (1/84-10/91). Mr. Cattano is also a Director of four other CSAM-advised investment companies.

      George W. Landau, 80, is Senior Advisor, Latin America Group, The Coca Cola Company (since 1988). Ambassador Landau was President of the Americas Society and Council of the Americas (7/85-10/93). He was the United States Ambassador to Venezuela (1982-1985), United States Ambassador to Chile (1977-1982) and United States Ambassador to Paraguay (1972-1977). Ambassador Landau is also a Director of five other CSAM-advised investment companies, and he is a Director of Emigrant Savings Bank and GAM Funds, Inc.

      Martin M. Torino, 50, is Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. since August 1996 and the Executive Director of TAU S.A. (a commodities trading firm) since November 1990. Mr. Torino was President of DYAT S.A. (10/93-present) and an Executive Vice President of Louis Dreyfus Sugar Company, Inc. (a commodities trading firm) from 1984 to 1990. Mr. Torino is also a Director of four other CSAM-advised investment companies.

      William W. Priest, Jr., 58, has been Chairman and Managing Director of CSAM since May 2000. Prior to May 2000, Mr. Priest was Chairman, Chief Executive Officer and Executive Director of CSAM and Chairman-Management Committee of CSAM. He is a Director of fifty-five other CSAM-advised investment companies.

      Richard W. Watt, 41, has been a Managing Director of CSAM since July 1996. He was a Senior Vice President of CSAM (8/95-7/96), the Head of Emerging Markets Investments and Research at Gartmore Investment Limited (11/92-6/95) and a Director of Kleinwort Benson International Investment (5/87-10/92). He is a Director of six other CSAM-advised investment companies.

      Emily Alejos, 36, has been a Director of CSAM since January 1999. She was Vice President of CSAM (4/97-1/99) and Vice President of Bankers Trust Co. (8/93-3/97). Ms. Alejos is also Chief Investment Officer of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. and Investment Officer of The Chile Fund, Inc.

      Yarek Aranowicz, 36, has been a Vice President of CSAM since March 1998. He was a Director of Research for Europe and the Middle East, TransNational Research Corporation (12/95-2/98) and an Analyst at John Hancock Financial Services (5/92-6/95). Mr. Aranowicz is also an Investment Officer of The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., The Chile Fund, Inc. and The Brazilian Equity Fund, Inc.

      Robert B. Hrabchak, 36, is currently a Director of CSAM. Mr. Hrabchak was a Vice President of CSAM (6/97-1/99) and Senior Portfolio Manager, Merrill Lynch Asset Management, Hong-Kong (1/95-5/97). Mr. Hrabchak was also an Associate at Salomon Brothers Inc. (4/93-1/95). Mr. Hrabchak is also the Chief Investment Officer of The Indonesia Fund, Inc.

      Hal Liebes, 37, has been a Managing Director and General Counsel of CSAM since December 1999. He was Director and General Counsel of CSAM (3/97-12/99). Mr. Liebes was Vice President and Counsel for Lehman Brothers, Inc. (6/96-3/97), Vice President and Legal

Counsel for CSAM (6/95-6/96) and Chief Compliance Officer for CS First Boston Investment Management (3/94-6/95).

      Michael A. Pignataro, 40, has been a Vice President of CSAM since December 1995. He was an Assistant Vice President and the Chief Administrative Officer for Investment Companies of CSAM (9/89 - 12/95). Mr. Pignataro is also the Chief Financial Officer and Secretary of The Chile Fund, Inc., The Brazilian Equity Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Indonesia Fund, Inc.

      Mr. Torino is a resident of Argentina and a substantial portion of his assets is located in Argentina. Mr. Torino has not appointed an agent for service of process in the United States.

      All the Directors and Officers of ETF are also Directors and Officers of EMG.

      Each Fund pays each of its directors who is not a director, officer, partner, co-partner or employee of CSAM or any affiliate thereof an annual fee of $5,000 plus $500 for each Board of Directors meeting attended. In addition, each Fund will reimburse those directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. The aggregate remuneration paid to directors by ETF during the fiscal year ended May 31, 1999 was $42,000, and the aggregate renumeration paid to directors by EMG during the fiscal year ended November 30, 1999 was $49,500.

      On May 8, 2000, the Board of Directors of each of ETF and EMG unanimously approved a proposal by the Non-interested Directors to partially compensate Non-interested Directors in shares of the respective Funds. Under this new policy, the Non-Interested Directors will receive 50% of their annual retainer in the form of shares purchased by the respective Fund in the open market. Paying directors' annual retainers in shares is intended to align the interests of the Non-interested Directors with those of each Fund's shareholders.

      The Articles of Incorporation and By-laws of each Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances.

      Each of the Non-interested Directors of the Funds is also party to an Indemnification Agreement with the Fund or Funds as to which he serves as a director providing for contractual rights of indemnity and advancement of expenses. However, nothing in the Articles of Incorporation, the By-laws or the Indemnification Agreements of either Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Insurance obtained by either Fund shall not protect or purport to protect officers or directors or the investment adviser of that Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

      Investment Managers. CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, is the investment manager to both ETF and EMG pursuant to investment advisory agreements with each.

      CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group. Credit Suisse Group is a global financial services company which provides a comprehensive range of banking and insurance products. As of December 31, 1999, Credit Suisse Group had approximately $203 billion of global assets under management. The principal business address of Credit Suisse Group is Paradeplatz 8, CH 8070, Zurich, Switzerland.

      CSAM is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1999, CSAM managed approximately $72.0 billion in assets. CSAM is registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. For information regarding a proposed new investment advisory agreement with CSAM, see "Proposal 2 (Emerging Markets Telecommunications Fund Shareholders
Only): Approval of New Investment Advisory Agreement."

      CSAM has sole investment discretion for each Fund's assets under the supervision of each Fund's Board of Directors and in accordance with each Fund's stated policies. CSAM will select investments for each Fund and will place purchase and sale orders on behalf of the Funds. For information about each Fund's investment advisory fees, including amounts paid for the 1999 fiscal year, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

      CSAM's executive officers and directors are as follows: William W. Priest, Jr., Richard W. Watt, Hal Liebes (all of whom are also executive officers or directors of the Funds), James P. McCaughan, Laurence R. Smith, Elizabeth B. Dater, Eugene L. Podsiadlo, Sheila N. Scott, Timothy T. Taussig, Robert D. Birnbaum, Susan Black, Steven D. Bleiberg, Jo Ann Corkran, Alain G. De Coster, Gregg M. Diliberto, Paul N. Edwards, Harold W. Ehrlich, Kyle F. Frey, Jeffrey A. Geller, Robert S. Janis, Kevin K. Keady, Scott T. Lewis, Richard J. Lindquist, Brady T. Lipp, Stephen J. Lurito, Lynn S. Martin, Jack Morgenstern, Maryanne S. Mullarkey, Terry S. Newman, Sharon B. Parente, Roger Reinlieb, Eric N. Remole, Donald C. Schultheis, Harold E. Sharon, Eugene J. Siembieda, Mark K. Silverstein, Barbara A. Tarmy and Donna M. Vandenbulcke.

      In addition, Emily Alejos, the Funds' Investment Officer, Yarek Aranowicz, the Funds' Investment Officer, Robert B. Hrabchak, the Funds' Investment Officer, Michael A. Pignataro, the Funds' Chief Financial Officer and Secretary, Rocco A. Del Guercio, a Vice President of each Fund, and Robert M. Rizza, the Funds' Treasurer, are also employees of CSAM.

      Portfolio Management. Richard W. Watt, who is a Managing Director of CSAM and who held the office of Senior Vice President of CSAM from August 1995 to July 1996, is primarily responsible for management of each Fund's assets.

      Administrator. Bear Stearns Funds Management Inc. serves as each Fund's U.S. administrator pursuant to an administrative agreement with each Fund. BSFM is located at 575 Lexington Avenue, New York, New York 10022. For information about fees paid to BSFM, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

      BSFM provides office facilities and personnel adequate to perform the following services for each Fund:

            o oversight of the determination and publication of each Fund's net asset value in accordance with the respective Fund's policy as adopted from time to time by the respective Board of Directors,

            o maintenance of the books and records of each Fund as required under the Investment Company Act,

            o preparation of each Fund's U.S. federal, state and local income tax returns,

            o preparation of financial information for each Fund's proxy statements and semiannual and annual reports to shareholders, and

            o     preparation of certain of each Fund's reports to the SEC.

      As of May 31, 2000, BSFM provided accounting and/or administrative services for 29 investment companies and investment partnerships, with combined total assets of approximately $4.2 billion.

      Each Fund has retained CSAM to provide certain administrative and shareholder services to the respective Fund that are not provided by BSFM, subject to the supervision and direction of the respective Board of Directors of the respective Fund pursuant to an administrative services agreement with CSAM. These services include:

            o furnishing certain internal executive and administrative services, responding to shareholder inquiries,

            o acting as liaison between the respective Fund and its various service providers,

            o furnishing corporate secretarial services, which include assisting in the preparation of materials for meetings of the Board of Directors,

            o coordinating the preparation of proxy statements, reports to shareholders and filings with state blue sky authorities,

            o     assisting in the preparation of tax returns, and

            o generally assisting in monitoring and developing compliance procedures for each Fund.

      CSAM is reimbursed by each Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). Costs incurred on behalf of two or more funds for which CSAM provides administrative and shareholder services are apportioned among such funds according to their respective net asset values. Each Fund also reimburses CSAM for any out-of-pocket expenses in providing these services to each Fund, including postage, telephone and other telecommunications charges and duplicating costs. For information regarding fees paid to CSAM for administrative services for ETF's fiscal year ended May 31, 2000 and EMG's fiscal year ended November 30, 1999, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

      Chilean Administrator. Under Chilean law, each Fund is required to have an administrator in Chile. Celfin serves as each Fund's Chilean administrator pursuant to an administrative agreement with each Fund. The Chilean administrator, a Chilean corporation located at Apoquindo 3721, Piso 19, Santiago, Chile, a subsidiary of CSAM, performs various services for each Fund, including:

            o maintaining the general ledger and preparing financial statements required for each Fund pursuant to Chilean law and regulations,

            o making applications to the Central Bank of Chile for remittances of dividends, interest, net realized capital gains and capital outside Chile,

            o withholding Chilean taxes due on amounts remitted abroad on account of dividends, interest and net realized capital gains or otherwise,

            o     acting as each Fund's representative in Chile, and

            o providing clerical assistance in connection with Chilean investments.

For information regarding fees paid to Celfin, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

      Estimated Expenses. Except as otherwise provided in the administrative services agreements, the Brazilian administration agreement and the Chilean administration agreements, CSAM, Fleet, Celfin and BSFM are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of each Fund, as well as the fees of all directors of each Fund who are affiliated with those companies or any of their affiliates. Each Fund pays all other expenses incurred in the operation of that Fund including, among other things:

            o     expenses for legal and independent accountants' services,

            o costs of printing proxies, stock certificates and shareholder reports,

            o charges of the custodians, any sub-custodians and the transfer and dividend-paying agent's expenses in connection with the Funds' Dividend Reinvestment and Cash Purchase Plan,

            o U.S. SEC fees and fees of regulatory bodies of the emerging countries,

            o     fees and expenses of unaffiliated directors,

            o     accounting and pricing costs,

            o     membership fees in trade associations,

            o     fidelity bond coverage for the Funds' officers and employees,

            o directors' and officers' errors and omissions insurance coverage,

            o     interest,

            o     brokerage costs and stock exchange fees,

            o     taxes,

            o     stock exchange listing fees and expenses,

            o expenses of qualifying the Funds' shares for sale in various states and foreign jurisdictions,

            o     litigation, and

            o other extraordinary or non-recurring expenses and other expenses properly payable by the Funds.

      Portfolio Managers. If the Merger is consummated, it is anticipated that Richard W. Watt will continue as the Chief Investment Officer of ETF. For more information regarding Mr. Watt, see "--Directors and Officers."

      Custodian. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is the custodian for both Funds' U.S. and foreign assets.

      Transfer Agent and Registrar. Fleet National Bank c/o EquiServe, L.P., P.O. Box 1865, Mail Stop 45-02-62, Boston, MA 02105 acts as the transfer agent and registrar of each Fund.

      Control Persons and Principal Holders of Securities. The following table shows certain information based on filings made with the SEC concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund because they possessed or shared voting or investment power with respect to the shares of that Fund:

                                                    Number of Shares   Percent
Fund          Name and Address                      Beneficially       of Shares
----          ----------------                      Owned              ---------
                                                    -----
ETF           FMR Corp.                             398,000            5.13%
              82 Devonshire Street
              Boston, Massachusetts  02109

EMG           Lazard Freres & Co. LLC               1,789,693          11.11%
              30 Rockefeller Plaza
              New York, New York  10022

              President and Fellows of Harvard      1,116,058          9.4%
              College
              c/o Harvard Management Company, Inc.
              600 Atlantic Avenue
              Boston, Massachusetts  02210

----------
(1) Based on a Schedule 13-G filed with the SEC on February 12, 2000.
(2) Based on a Schedule 13-G filed with the SEC on March 10, 2000.
(3) Based on a Schedule 13-G filed with the SEC on January 28, 2000.

            All the directors and executive officers, as a group, of ETF, as of July 7, 2000, owned less than 1% of the outstanding shares of ETF, and all the directors and executive officers, as a group, of EMG, as of the same date, owned less than 1% of the outstanding shares of EMG.

                                     EXPERTS

      Each Fund has selected PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, as its independent public accountants who will audit each its financial statements. REQUIRED VOTE

      The Merger has been approved by 75% of the Continuing Directors of each Fund. Accordingly, under the Articles of Incorporation of each Fund, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of each Fund. Subject to such approval, the Merger is currently scheduled to be consummated shortly after the completion of the Tender Offer. The Board of Directors of each Fund recommends that the shareholders of each Fund vote in favor of this Proposal 1. LEGAL PROCEEDINGS

      There are currently no material legal proceedings to which the Funds are a party.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Merger will be passed upon for the Funds by Willkie Farr & Gallagher. Willkie Farr & Gallagher will rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

              PROPOSAL 2 (EMERGING MARKETS TELECOMMUNICATIONS FUND
       SHAREHOLDERS ONLY): APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                                   BACKGROUND

      CSAM currently acts as ETF's investment adviser pursuant to an investment advisory agreement between CSAM and the Fund dated June 17, 1992. Under the advisory agreement, CSAM is contractually entitled to receive a quarterly fee computed monthly at an annual rate of 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts over $200 million.

      On July 24, 2000, the Fund's Board of Directors approved a proposal by CSAM to enter into a new investment advisory agreement, or the New Investment Advisory Agreement. The New Investment Advisory Agreement will be substantially similar to the current investment advisory agreement except with regard to the method used to calculate the investment advisory fees. Instead of basing the fee on the Fund's average weekly net asset value, the New Investment Advisory Agreement will calculate fees based on the lower of the average weekly market value of the Fund's outstanding shares or the Fund's average weekly net asset value. Assuming that the Fund's shares trade at a discount to net asset value from time to time, the effect of this amendment will be to reduce the Fund's advisory fee, thereby lowering its expense ratio.

      If the New Investment Advisory Agreement is not approved, the current investment advisory agreement will remain in effect. CSAM, however, has voluntarily agreed to waive any amounts payable in excess of the proposed new fee structure effective July 1, 2000 to the date of ETF's annual meeting of shareholders. Thereafter, the higher fee reflected in the current agreement would once again take effect.

      A description of the proposed New Investment Advisory Agreement is provided below under "-- The New Investment Advisory Agreement." This description is only a summary and is qualified by reference to the form of investment advisory agreement attached hereto as EXHIBIT B. THE NEW INVESTMENT ADVISORY AGREEMENT IS SUBSTANTIALLY SIMILAR TO THE REDUCED CURRENT INVESTMENT ADVISORY AGREEMENT EXCEPT WITH RESPECT TO THE REDUCED FEE STRUCTURE.

                              BOARD RECOMMENDATION

      On July 24, 2000, at an in-person meeting of the Board specifically called for this purpose, the Board of Directors of the Fund, including the Non-interested Directors, unanimously approved the New Investment Advisory Agreement and recommended its approval to shareholders of the Fund.

                        BOARD CONSIDERATIONS; REASONS FOR
                      THE NEW INVESTMENT ADVISORY AGREEMENT

      As discussed in "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund--Information About the Merger," the Board of Directors of the Fund has been concerned with the size of the discount to net asset value at which the Fund's shares have traded on the NYSE. The Board has discussed and considered various alternative strategies to address the discount at meetings held on February 8, 2000, April 6, 2000 and May 8, 2000. For a description of these strategies, see "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund--Information About the Merger--Reasons for the Merger."

      At the May 8, 2000 board meeting, CSAM proposed changing the fee structure. Changing the methodology by which the current investment advisory fees are calculated as described above would:

            o reduce the investment advisory fee, thereby lowering the Fund's overall expense ratio, and

            o     have an on-going accretive impact on net asset value.

      In addition, the Board of Directors believes that calculating the investment advisory fee with reference to the stock price (market value) when the Fund's shares are trading at a discount, will more closely align the interests of CSAM with the interests of the Fund's shareholders in enhancing the Fund's market value and narrowing the market discount, recognizing that CSAM does not and cannot control the discount at which Fund shares trade.

      The Board of Directors also considered and evaluated the proposed New Investment Advisory Agreement and determined that, except for the fee structure, the New Investment Advisory Agreement is not materially different from the current investment advisory agreement. CSAM has confirmed that the level and quality of the services provided to the Fund will not change if the New Investment Advisory Agreement is approved by the Fund's shareholders.

               INFORMATION CONCERNING CREDIT SUISSE GROUP AND CSAM

      For information about the Fund's investment adviser, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund--Management of the Funds."

              DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

      Under the current investment advisory agreement, CSAM provides the Fund with ongoing investment advisory services. CSAM:

            o manages the Fund's assets in accordance with the Fund's investment objective and policies,

            o     selects investments for the Fund,

            o     places purchase and sale orders on behalf of the Fund, and

            o together with the Board of Directors of the Fund, monitors the performance of Celfin.

      CSAM also provides investment research and supervision of the Fund's investments and conducts a continual program of investment, evaluation and if appropriate, sale and reinvestment of the Fund's assets. Furthermore, CSAM also provides administrative services to the Fund pursuant to a separate administrative agreement. For more information about the administrative services CSAM provides to the Fund pursuant to this agreement, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund--Management of the Funds--Administrator."

      CSAM is responsible for all expenses incurred in connection with the performance of its services under the current investment advisory agreement, including fees payable to any sub-advisers. The Fund is responsible for all other expenses, including those described under "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund--Management of the Funds--Estimated Expenses."

      CSAM is contractually entitled to receive a quarterly investment advisory fee in return for the services provided by CSAM to the Fund calculated weekly at an annual rate of 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts over $200 million. For the fiscal year ended May 31, 2000, CSAM earned $1,542,224 for advisory services. In addition, CSAM was reimbursed $14,040 for administrative services rendered to the Fund for the fiscal year ended May 31, 2000.

      The current investment advisory agreement provides that CSAM shall not be liable, and shall be indemnified, for error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the part of CSAM in the performance of its duties or reckless disregard of its obligations and duties under the current investment advisory agreement. CSAM is entitled to receive advances from the Fund for payment of the reasonable expenses it incurs in connection with any matter as to which it seeks indemnification in the manner and to the fullest extent permissible under the MGCL.

      The current investment advisory agreement may be terminated without penalty upon 60 days' written notice by the Board of Directors or by CSAM or the vote of the holders of a majority of the Fund's shares. This agreement terminates automatically in the event of its assignment.

                      THE NEW INVESTMENT ADVISORY AGREEMENT

      Shareholders are being asked to approve or disapprove the New Investment Advisory Agreement. The New Investment Advisory Agreement is substantially similar to the current investment advisory agreement except with regard to the fee structure.

      The New Investment Advisory Agreement will be dated as of the date shareholder approval is granted. The agreement will be in effect for an initial two-year term, ending on the second anniversary of the date on which shareholder approval is granted. The agreement may continue thereafter from year to year only if specifically approved at least annually by either (i) the Board of Directors of the Fund or (ii) the "vote of a majority of the outstanding voting securities" of the Fund, and in either case, the vote of a majority of the Non-Interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders do not approve the New Investment Advisory Agreement, the current investment advisory agreement will remain in effect and the voluntary CSAM fee waiver based on the market value of the Fund's outstanding shares will terminate.

                       DIFFERENCES BETWEEN THE CURRENT AND
                      THE NEW INVESTMENT ADVISORY AGREEMENT

      The New Investment Advisory Agreement is substantially similar to the current investment advisory agreement except with respect to the fee structure. The New Investment Advisory Agreement would change the method by which the investment advisory fees are calculated. Under the current investment advisory agreement, CSAM's fees are based on the average weekly net asset value of the Fund, whereas, under the New Investment Advisory Agreement, fees will be based on the lower of the average weekly market value of the Fund's outstanding shares and its average weekly net asset value.

      The following table sets forth the investment advisory fee paid for the fiscal year ended May 31, 2000 under the current investment advisory agreement and the amount that would have been paid had the New Investment Advisory Agreement been in effect for the fiscal year ended May 31, 2000. Also shown is the difference between the two amounts in dollars and as a percentage of the fee paid under the existing agreement.

  --------------------------------------------------------------------------
  Fee Payable Under       Fee Payable Under           Reduction in Fee
  Current Agreement       New Agreement              $             as %
  --------------------------------------------------------------------------

  $1,542,224              $1,216,930                 $325,294       21.09%
  --------------------------------------------------------------------------

                            REQUIRED SHAREHOLDER VOTE

      Approval of the New Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined under "General."

      IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE FUND, THE NEW INVESTMENT ADVISORY AGREEMENT SERVES THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

              PROPOSAL 3 (EMERGING MARKETS TELECOMMUNICATIONS FUND
                  SHAREHOLDERS ONLY): RE-ELECTION OF DIRECTORS
                                   BACKGROUND

      The Fund's Board of Directors is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

      Each of James J. Cattano and William W. Priest, Jr., directors whose current terms expire on September 15, 2000, the date of the annual meeting, has been nominated for a three-year term to expire at the 2002 Annual Meeting of Shareholders. Messrs. Cattano and Priest currently serve as directors of the Fund. Mr. Cattano has been a member of the Board of Directors since 1994, and Mr. Priest has served as a director since 1997.

      Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement/Prospectus. Each director named below who is deemed an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Messrs. Priest and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of CSAM.

      For information regarding the nominees for election to ETF's Board, directors whose terms of office continue beyond the 2000 annual meeting, and the officers and directors of ETF as a group, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund -- Management of the Funds."

      During the fiscal year ended May 31, 2000, each director who is not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended May 31, 2000 to all such unaffiliated directors was $41,000. During the fiscal year ended May 31, 2000, the Board convened 9 times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Director.

      Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee met twice during the fiscal year ended May 31, 2000. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Board will consider nominees recommended by shareholders in the event any vacancies arise. Recommendations should be submitted to the Board care of the Secretary of the Fund. The Fund does not have a compensation committee.

      Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended May 31, 2000, all filing requirements applicable to such persons were complied with.

      For information about executive officers of the Fund, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund--Management of the Funds."

      The following table shows certain compensation information for the directors of ETF and EMG for the fiscal year ended May 31, 2000 and November 30, 1999, respectively. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                            Pension or                        Total        Total Number
                                                            Retirement      Estimated     Compensation    of Boards of
                                                             Benefits        Annual       from Funds and   CSAM-Advised
                                          Aggregate         Accrued as      Benefits       Fund Complex     Investment
                                         Compensation      Part of Fund       upon           Paid to         Companies
     Name of Director                     from Funds         Expenses      Retirement       Directors(1)      Served(2)
------------------------------------   -----------------   ------------    ----------     --------------   ------------
Dr. Enrique R. Arzac................   ETF:     $  9,000        0               0           $94,500              11
                                       EMG:     $11,500

James J. Cattano....................   ETF:     $  8,500        0               0           $57,500               6
                                       EMG:     $10,000

Peter A. Gordon*....................   ETF:     $8,000          0               0           $44,500               6
                                       EMG:     $7,500

George W. Landau....................   ETF:     $  9,000        0               0           $59,000               7
                                       EMG:     $11,000

Martin M. Torino....................   ETF:     $  8,000        0               0           $50,000               6
                                       EMG:     $10,500

William W. Priest Jr................   ETF:     $      0        0               0                  0             57
                                       EMG      $      0

Richard W. Watt.....................   ETF:     $      0        0               0                  0              8
                                       EMG:     $      0

-------------

(*) Mr. Gordon resigned from the Funds' Boards of Directors effective December 20, 1999.
(1)   As of November 30, 1999.
(2)   Includes ETF and EMG.

                            REQUIRED SHAREHOLDER VOTE

      Approval of the election of James J. Cattano and William W. Priest, Jr. as Directors of the Fund requires the affirmative vote of a plurality of the votes cast on the matter at the annual meeting of the Fund in person or by proxy.

              PROPOSAL 4 (EMERGING MARKETS TELECOMMUNICATIONS FUND
          SHAREHOLDERS ONLY): RATIFICATION OF SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                                   BACKGROUND

      The fourth proposal to be submitted will be the ratification or rejection of the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending May 31, 2001. At a meeting held on May 8, 2000, the Board of Directors, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending May 31, 2001. PricewaterhouseCoopers LLP has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available by telephone at the annual meeting of the Fund and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.
                            REQUIRED SHAREHOLDER VOTE

      Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants requires the affirmative vote of a majority of the votes cast on the matter at the annual meeting of the Fund in person or by proxy.

        THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS,
        RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF
          PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT PUBLIC
                                  ACCOUNTANTS.

              PROPOSAL 5 (EMERGING MARKETS TELECOMMUNICATIONS FUND
            SHAREHOLDERS ONLY): SHAREHOLDER PROPOSAL REQUESTING THAT
          ETF'S BOARD OF DIRECTORS PRESENT FOR SHAREHOLDER APPROVAL A
          PROGRAM TO PERMIT ETF SHAREHOLDERS TO REALIZE NET ASSET VALUE
                                FOR THEIR SHARES

                                   BACKGROUND

      On May 1, 2000, ETF received the following proposal and supporting statement from Walter S. Baer, who advised ETF that, at the time he submitted his proposal to ETF, he owned shares of that Fund with a market value of at least $2,000 continuously for the preceding year. ETF will provide the address of Mr. Baer to any person who so requests such information orally or in writing, promptly upon the receipt of any oral or written request therefor, to CSAM at 466 Lexington Avenue, 16th Floor, New York, New York 10017. ETF accepts no responsibility for the accuracy of either the proposal or Mr. Baer's supporting statement. The Board of Directors of ETF recommends a vote AGAINST this shareholder proposal.

                              SHAREHOLDER PROPOSAL

      The text of the shareholder proposal for ETF is as follows:

      "RESOLVED: The shareholders request that, within sixty days, the Fund's Board of Directors present for shareholder approval a program that will permit shareholders to realize Net Asset Value for their shares."

                              SUPPORTING STATEMENTS

      The text of the supporting statement for the shareholder proposal of ETF is as follows:

      "Shareholders have suffered long enough from the Fund's large discount from Net Asset Value (NAV). The Fund should permit shareholders who want to redeem shares to do so at NAV. Recommended programs to accomplish this include
1) an unlimited, one-time self-tender offer at NAV; 2) converting the Fund to an open-end fund; 3) merging the Fund with an open-end fund; or 4) liquidating the Fund.

      This proposal has been submitted prior to any statement from the Fund about actions it plans to take as a result of the recently completed PaineWebber study. If by the time this proxy is filed, actions have been taken or proposed that permit shareholders to realize NAV, I will withdraw this proposal. If not, however, Fund management probably will oppose this proposal and make numerous arguments why the current structure should be retained. In my opinion, the dollars-and-cents benefits to shareholders of eliminating the discount far outweigh whatever advantages the closed-end structure may offer for this Fund."

                            REQUIRED SHAREHOLDER VOTE

      The shareholder request that ETF's Board of Directors present a program for shareholder approval that will permit shareholders to realize the net asset value for their shares requires the affirmative vote of a majority of the votes cast on the matter at the annual meeting in person or by proxy.

                  OPPOSING STATEMENT OF THE BOARDS OF DIRECTORS

      The Board of Directors of ETF has, over the years, taken a range of actions intended to address the discount to net asset value at which its shares have traded on the NYSE and the impact on shareholders of the discount. After numerous discussions and the consideration of various alternative strategies, the Board of Directors of ETF has concluded that it is in the best interests of ETF and its shareholders to maintain the closed-end format. For more information about the factors considered by ETF's Board of Directors see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund--Information About the Merger--Reasons for the Merger." However, in recognition of the desire of certain shareholders to be able to realize an amount approximating net asset value for their shares, the Board of Directors of ETF has approved, subject to the consummation of the Merger, a program whereby the Fund intends to effectuate a self-tender for not less than 15% of its outstanding shares on an annual basis, as described above under "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Infrastructure Fund Will Merge with and into The Emerging Markets Telecommunications Fund--Information About The Merger--History of the Emerging Markets Infrastructure Fund's Discount." The Board of Directors of ETF believes that the combination of the Funds pursuant to the Merger proposal and the implementation of this self-tender program achieves a proper balance between the ability of ETF to pursue its investment objective and the desire of certain shareholders to sell their shares at a price approximating net asset value. Accordingly,

           THE BOARD OF DIRECTORS OF ETF, INCLUDING THE NON-INTERESTED
             DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS OF ETF VOTE
                              "AGAINST" PROPOSAL 5.

                             ADDITIONAL INFORMATION

      The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

      The Funds are subject to the informational requirements of the Securities Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. and at the New York Regional Office of the SEC at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20594, at prescribed rates.

      Proposals of Shareholders. Notice is hereby given that for a shareholder proposal to be considered for inclusion in ETF's proxy material relating to its 2001 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than , 2001. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act. The timely submission of a proposal does not guarantee its inclusion in ETF's proxy materials.

      Pursuant to the By-laws of ETF, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

      For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of ETF. To be timely, any such notice must be delivered to or mailed and received by The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than , 2001; provided, however, that in the event that the date of the 2001 annual meeting is advanced or delayed by more than 30 days from , 2001, the first anniversary of the 2000 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2001 meeting is given or made.

      Any notice by a shareholder to the respective Fund must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on ETF's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of ETF which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of ETF entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

      The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the Securities Exchange Act and which are submitted after the advance notice deadline for submission of proposals pursuant to ETF's By-laws indicated above. Even if timely notice is received, ETF may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the Securities Exchange Act which governs ETF's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to ETF on matters not specifically reflected on the form of proxy.

      Other Matters to Come Before the Meeting. The Board of Directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Directors of The Emerging Markets Telecommunications Fund, Inc. and The Emerging Markets Infrastructure Fund, Inc.

Michael A. Pignataro
Chief Financial Officer and Secretary, The Emerging Markets Telecommunications Fund, Inc.

Michael A. Pignataro
Chief Financial Officer and Secretary, The Emerging Markets Infrastructure Fund, Inc.

                                    EXHIBIT A
                                     FORM OF
                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION
                                     BETWEEN

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

                                       AND

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                           DATED AS OF JUNE [ ], 2000

                                TABLE OF CONTENTS

1.   DEFINITIONS...........................................................................6

2.   BASIC TRANSACTION.....................................................................6
     2.1.    The Merger....................................................................6
     2.2.    Actions at Closing............................................................7
     2.3.    Effect of Merger..............................................................7

3.   REPRESENTATIONS AND WARRANTIES OF THE EMERGING MARKETS INFRASTRUCTURE FUND............7
     3.1.    Organization..................................................................7
     3.2.    Registrations and Qualifications..............................................7
     3.3.    Regulatory Consents and Approvals.............................................8
     3.4.    Noncontravention..............................................................8
     3.5.    Financial Statements..........................................................8
     3.6.    Annual Report.................................................................8
     3.7.    Qualification, Corporate Power, Authorization of Transaction..................8
     3.8.    Legal Compliance..............................................................9
     3.9.    Material Contracts............................................................9
     3.10.   Undisclosed Liabilities.......................................................9
     3.11.   Tax Filings...................................................................9
     3.12.   Qualification under Subchapter M.............................................10
     3.13.   Form N-14 and Exemptive Application..........................................10
     3.14.   Capitalization...............................................................10
     3.15.   Books and Records............................................................10

4.   REPRESENTATIONS AND WARRANTIES OF THE EMERGING MARKETS TELECOMMUNICATIONS FUND.......11
     4.1.    Organization.................................................................11
     4.2.    Registrations and Qualifications.............................................11
     4.3.    Regulatory Consents and Approvals............................................11
     4.4.    Noncontravention.............................................................11
     4.5.    Financial Statements.........................................................11
     4.6.    Annual Report................................................................12
     4.7.    Qualification, Corporate Power, Authorization of Transaction.................12
     4.8.    Legal Compliance.............................................................12
     4.9.    Material Contracts...........................................................12
     4.10.   Undisclosed Liabilities......................................................12
     4.11.   Tax Filings..................................................................13
     4.12.   Qualification under Subchapter M.............................................13
     4.13.   Form N-14 and Exemptive Application..........................................13
     4.14.   Capitalization...............................................................14
     4.15.   Issuance of Stock............................................................14
     4.16.   Books and Records............................................................14


                                      A-3

5.   CONVERSION TO EMERGING MARKETS TELECOMMUNICATIONS FUND COMMON STOCK..................14
     5.1.    Conversion...................................................................14
     5.2.    Computation of Net Asset Value...............................................15
     5.3.    Issuance of Emerging Markets Telecommunications Fund Common Stock............15
     5.4.    Surrender of Emerging Markets Infrastructure Fund Stock Certificates.........15

6.   COVENANTS OF THE PARTIES.............................................................16
     6.1.    Shareholders' Meetings.......................................................16
     6.2.    Operations in the Normal Course..............................................16
     6.3.    Articles of Merger...........................................................16
     6.4.    Regulatory Filings...........................................................16
     6.5.    Preservation of Assets.......................................................17
     6.6.    Tax Matters..................................................................17
     6.7.    Shareholder List.............................................................17
     6.8.    Delisting, Termination of Registration as an Investment Company..............17

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EMERGING MARKETS TELECOMMUNICATIONS FUND..18
     7.1.    Approval of Merger...........................................................18
     3.      Certificates and Statements by the Emerging Markets Infrastructure Fund......18
     7.3.    Absence of Litigation........................................................19
     7.4.    Legal Opinions...............................................................19
     7.5.    Auditor's Consent and Certification..........................................21
     7.6.    Liabilities..................................................................21
     7.7.    Effectiveness of N-14 Registration Statement.................................21
     7.8.    Approval of Exemptive Application; Regulatory Filings........................21
     7.9.    Administrative Rulings, Proceedings..........................................21
     7.10.   Satisfaction of the Emerging Markets Telecommunications Fund, Inc............22
     7.11.   Dividends....................................................................22
     7.12.   Custodian's Certificate......................................................22
     7.13.   Books and Records............................................................22

8.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE EMERGING MARKETS INFRASTRUCTURE FUND..22
     8.1.    Approval of Merger...........................................................22
     8.2.    Certificates and Statements by the Emerging Markets Telecommunications Fund..22
     8.3.    Absence of Litigation........................................................23
     8.4.    Legal Opinions...............................................................23
     8.5.    Auditor's Consent and Certification..........................................25
     8.6.    Effectiveness of N-14 Registration Statement.................................25
     8.7.    Approval of Exemptive Application; Regulatory Filings........................26
     8.8.    Satisfaction of the Emerging Markets Infrastructure Fund.....................26
     8.9.    Dividends....................................................................26

9.   PAYMENT OF EXPENSES..................................................................26
     9.1.    Allocation...................................................................26


                                      A-4

10.  COOPERATION FOLLOWING EFFECTIVE DATE.................................................27

11.  INDEMNIFICATION......................................................................27
     11.1.   The Emerging Markets Infrastructure Fund.....................................27
     11.2.   The Emerging Markets Telecommunications Fund.................................27

12.  TERMINATION, POSTPONEMENT AND WAIVERS................................................27
     12.1.   Termination..................................................................27
     12.2.   Waiver.......................................................................28
     12.3.   Expiration of Representations and Warranties.................................28

13.  MISCELLANEOUS........................................................................29
     13.1.   Transfer Restriction.........................................................29
     13.2.   Material Provisions..........................................................29
     13.3.   Notices......................................................................29
     13.4.   Amendments...................................................................31
     13.5.   Headings.....................................................................31
     13.6.   Counterparts.................................................................31
     13.7.   Enforceability...............................................................31
     13.8.   Successors and Assigns.......................................................31
     13.9.   Governing Law................................................................31

            THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of June, 2000, between The Emerging Markets Infrastructure Fund, Inc. (the "Target Fund" or the "Emerging Markets Infrastructure Fund"), a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and The Emerging Markets Telecommunications Fund, Inc. (the "Acquiring Fund" or the "Emerging Markets Telecommunications Fund"), a Maryland corporation and a registered investment company under the 1940 Act.

            This agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

            NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

      1.    DEFINITIONS

            Certain capitalized terms used in this Agreement are specifically defined herein.

      2.    BASIC TRANSACTION

            2.1. The Merger. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL"). The Emerging Markets Telecommunications Fund shall be the surviving investment company. The Emerging Markets Infrastructure Fund shall cease to exist as a separate investment company.

            Each share of the Emerging Markets Infrastructure Fund will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Common Stock of the Emerging Markets Telecommunications Fund, with a par value of $0.001 per share, based on the net asset value per share of each of the Parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the "Valuation Time"). No fractional shares of the Emerging Markets Telecommunications Fund will be issued to Emerging Markets Infrastructure Fund shareholders. In lieu thereof, the Emerging Markets Telecommunications Fund's transfer agent will aggregate all fractional shares of the Emerging Markets Telecommunications Fund and sell the resulting full shares on the New York Stock Exchange ("NYSE") at the current market price for shares of the Emerging Markets Telecommunications Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's Emerging Markets Infrastructure Fund Common Stock certificates pursuant to Article 5 below. The Effective Date and the Business Day prior to it must each be a day on which the NYSE is open for trading (a "Business Day").

            From and after the Effective Date, the Acquiring Company shall possess all of the properties, assets, rights, privileges, powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Emerging Markets Infrastructure Fund, all as provided under Maryland law.

            2.2. Actions at Closing. At the closing of the transactions contemplated by this Agreement (the "Closing") on the date thereof (the "Closing Date"), (i) the Emerging Markets Infrastructure Fund will deliver to the Emerging Markets Telecommunications Fund the various certificates and documents referred to in Article 7 below, (ii) the Emerging Markets Telecommunications Fund will deliver to the Emerging Markets Infrastructure Fund the various certificates and documents referred to in Article 8 below, and (iii) the Emerging Markets Infrastructure Fund and the Emerging Markets Telecommunications Fund will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") articles of merger (the "Articles of Merger") and make all other filings or recordings required by Maryland law in connection with the Merger.

            2.3. Effect of Merger. Subject to the requisite approvals of the shareholders of the Parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time as is specified in the Articles of Merger (the "Effective Date") and the separate corporate existence of the Emerging Markets Infrastructure Fund shall cease. As promptly as practicable after the Merger, the Emerging Markets Infrastructure Fund shall delist its shares from the NYSE and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Emerging Markets Infrastructure Fund is, and shall remain, the responsibility of the Emerging Markets Infrastructure Fund up to and including the Effective Date.

      3. REPRESENTATIONS AND WARRANTIES OF THE EMERGING MARKETS INFRASTRUCTURE FUND

            The Emerging Markets Infrastructure Fund represents and warrants to the Emerging Markets Telecommunications Fund that the statements contained in this Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Emerging Markets Infrastructure Fund represents and warrants to, and agrees with, the Emerging Markets Telecommunications Fund that:

            3.1. Organization. The Emerging Markets Infrastructure Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

            3.2. Registrations and Qualifications. The Emerging Markets Infrastructure Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. ), and such registration has not been revoked or rescinded and is in full force and effect. The Emerging Markets Infrastructure Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception. The Emerging Markets Infrastructure Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Emerging Markets Infrastructure Fund.

            3.3. Regulatory Consents and Approvals. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Emerging Markets Infrastructure Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

            3.4. Noncontravention. The Emerging Markets Infrastructure Fund is not, and the execution, delivery and performance of this Agreement by the Emerging Markets Infrastructure Fund will not result in, a violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of the Emerging Markets Infrastructure Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Emerging Markets Infrastructure Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Emerging Markets Infrastructure Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Emerging Markets Infrastructure Fund is a party or by which it is bound.

            3.5. Financial Statements. The Emerging Markets Telecommunications Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Emerging Markets Infrastructure Fund, each as of November 30, 1999, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public auditors. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of the Emerging Markets Infrastructure Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Emerging Markets Infrastructure Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            The Emerging Markets Telecommunications Fund has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Emerging Markets Infrastructure Fund, each as of May 31, 2000. This financial statement and the schedule of investments are in accordance with GAAP and present fairly, in all material respects, the financial position of the Emerging Markets Infrastructure Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Emerging Markets Infrastructure Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            3.6. Annual Report. The Emerging Markets Telecommunications Fund has been furnished with the Emerging Markets Infrastructure Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1999.

            3.7. Qualification, Corporate Power, Authorization of Transaction. The Emerging Markets Infrastructure Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

            3.8. Legal Compliance. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Emerging Markets Infrastructure Fund or any properties or assets held by it. The Emerging Markets Infrastructure Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            3.9. Material Contracts. There are no material contracts outstanding to which the Emerging Markets Infrastructure Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 3.13 below) or will not be otherwise disclosed to the Emerging Markets Telecommunications Fund prior to the Effective Date.

            3.10. Undisclosed Liabilities. Since December 31, 1999, there has not been any material adverse change in the Emerging Markets Infrastructure Fund's financial condition, assets, liabilities or business and the Emerging Markets Infrastructure Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Emerging Markets Infrastructure Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since January 1, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, the Emerging Markets Infrastructure Fund will advise the Emerging Markets Telecommunications Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 3.10, a decline in net asset value per share of the Emerging Markets Infrastructure Fund due to declines in market values of securities in the Emerging Markets Infrastructure Fund's portfolio or the discharge of Emerging Markets Infrastructure Fund liabilities will not constitute a material adverse change.

            3.11. Tax Filings. All federal and other tax returns and information reports of the Emerging Markets Infrastructure Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Emerging Markets Infrastructure Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Emerging Markets Infrastructure Fund have been adequately provided for on its books, and no tax deficiency or liability of the Emerging Markets Infrastructure Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

            3.12. Qualification under Subchapter M. For each taxable year of its operation (including the taxable year ending on the Effective Date), the Emerging Markets Infrastructure Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

            3.13. Form N-14 and Exemptive Application. The exemptive application to be filed with the Securities and Exchange Commission (the "SEC") by the Parties regarding the Merger (the "Exemptive Application") and the registration statement to be filed by the Emerging Markets Telecommunications Fund on Form N-14 relating to the Emerging Markets Telecommunications Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to the Emerging Markets Infrastructure Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 3.13 shall only apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Emerging Markets Telecommunications Fund for use in the N-14 Registration Statement.

            3.14. Capitalization.

            (a) All issued and outstanding shares of the Emerging Markets Infrastructure Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 6.7. The Emerging Markets Infrastructure Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Emerging Markets Infrastructure Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Emerging Markets Infrastructure Fund shares.

            (b) The Emerging Markets Infrastructure Fund is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

            3.15. Books and Records. The books and records of the Emerging Markets Infrastructure Fund made available to the Emerging Markets Telecommunications Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Emerging Markets Infrastructure Fund.

      4. REPRESENTATIONS AND WARRANTIES OF THE EMERGING MARKETS TELECOMMUNICATIONS FUND

            The Emerging Markets Telecommunications Fund represents and warrants to the Emerging Markets Infrastructure Fund that the statements contained in this Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Emerging Markets Telecommunications Fund represents and warrants to, and agrees with, the Emerging Markets Infrastructure Fund that:

            4.1. Organization. The Emerging Markets Telecommunications Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

            4.2. Registrations and Qualifications. The Emerging Markets Telecommunications Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811- ) and such registration has not been revoked or rescinded and is in full force and effect. The Emerging Markets Telecommunications Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Emerging Markets Telecommunications Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Emerging Markets Telecommunications Fund.

            4.3. Regulatory Consents and Approvals. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Emerging Markets Telecommunications Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

            4.4. Noncontravention. The Emerging Markets Telecommunications Fund is not, and the execution, delivery and performance of this Agreement by the Emerging Markets Telecommunications Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of the Emerging Markets Telecommunications Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Emerging Markets Telecommunications Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Emerging Markets Telecommunications Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Emerging Markets Telecommunications Fund is a party or by which it is bound.

            4.5. Financial Statements. The Emerging Markets Infrastructure Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Emerging Markets Telecommunications Fund, each as of May 31, 1999, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public auditors. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Emerging Markets Telecommunications Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Emerging Markets Telecommunications Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            The Emerging Markets Infrastructure Fund has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Emerging Markets Telecommunications Fund, each as of May 31, 2000. This financial statement and schedule of investments are in accordance with GAAP and present fairly, in all material respects the financial position of the Emerging Markets Telecommunications Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Emerging Markets Telecommunications Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            4.6. Annual Report. The Emerging Markets Infrastructure Fund has been furnished with the Emerging Markets Telecommunications Fund's Annual Report to Shareholders for the year ended May 31, 1999.

            4.7. Qualification, Corporate Power, Authorization of Transaction. The Emerging Markets Telecommunications Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

            4.8. Legal Compliance. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Emerging Markets Telecommunications Fund or any properties or assets held by it. The Emerging Markets Telecommunications Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            4.9. Material Contracts. There are no material contracts outstanding to which the Emerging Markets Telecommunications Fund is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to the Emerging Markets Infrastructure Fund prior to the Effective Date.

            4.10. Undisclosed Liabilities. Since December 31, 1999, there has not been any material adverse change in the Emerging Markets Telecommunications Fund's financial condition, assets, liabilities, or business and the Emerging Markets Telecommunications Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Emerging Markets Telecommunications Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since January 1, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, the Emerging Markets Telecommunications Fund will advise the Emerging Markets Infrastructure Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 4.10, a decline in net asset value per share of the Emerging Markets Telecommunications Fund due to declines in market values of securities in the Emerging Markets Telecommunications Fund's portfolio or the discharge of the Emerging Markets Telecommunications Fund liabilities will not constitute a material adverse change.

            4.11. Tax Filings. All federal and other tax returns and information reports of the Emerging Markets Telecommunications Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Emerging Markets Telecommunications Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Emerging Markets Telecommunications Fund have been adequately provided for on its books, and no tax deficiency or liability of the Emerging Markets Telecommunications Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

            4.12. Qualification under Subchapter M. For each taxable year of its operation, the Emerging Markets Telecommunications Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

            4.13. Form N-14 and Exemptive Application. The Exemptive Application, and the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to the Emerging Markets Telecommunications Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4.13 shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Emerging Markets Infrastructure Fund for use in the N-14 Registration Statement.

            4.14. Capitalization.

            (a) All issued and outstanding shares of the Emerging Markets Telecommunications Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Emerging Markets Telecommunications Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Emerging Markets Telecommunications Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Emerging Markets Telecommunications Fund shares.

            (b) The Emerging Markets Telecommunications Fund is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

            4.15. Issuance of Stock.

            (a) The offer and sale of the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

            (b) At or prior to the Effective Date, the Emerging Markets Telecommunications Fund will have obtained any and all regulatory, director and shareholder approvals necessary to issue the Emerging Markets Telecommunications Fund Common Stock.

            4.16. Books and Records. The books and records of the Emerging Markets Telecommunications Fund made available to the Emerging Markets Infrastructure Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Emerging Markets Telecommunications Fund.

      5.    CONVERSION TO EMERGING MARKETS TELECOMMUNICATIONS FUND COMMON STOCK

            5.1. Conversion.

            (a) Subject to the requisite approval of the shareholders of the Parties, and the other terms and conditions contained herein, at the Effective Date, each share of Common Stock of the Emerging Markets Infrastructure Fund will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Emerging Markets Telecommunications Fund Common Stock, computed based on the net asset value per share of each of the Parties at the Valuation Time.

            (b) No fractional shares of the Emerging Markets Telecommunications Fund will be issued to Emerging Markets Infrastructure Fund shareholders. In lieu thereof, the Emerging Markets Telecommunications Fund's transfer agent will aggregate all fractional shares of the Emerging Markets Telecommunications Fund and sell the resulting full shares on the

NYSE at the current market price for shares of the Emerging Markets Telecommunications Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's Emerging Markets Infrastructure Fund Common Stock certificates.

            5.2. Computation of Net Asset Value. The net asset value per share of the Parties shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the Parties to take into account differences in realized and unrealized gains and losses. The value of the assets of the Emerging Markets Infrastructure Fund to be transferred to the Emerging Markets Telecommunications Fund shall be determined by the Emerging Markets Telecommunications Fund pursuant to the principles and procedures consistently utilized by the Emerging Markets Telecommunications Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Emerging Markets Infrastructure Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Emerging Markets Telecommunications Fund in cooperation with the Emerging Markets Infrastructure Fund and shall be confirmed in writing by the Emerging Markets Telecommunications Fund to the Emerging Markets Infrastructure Fund. The net asset value per share of Emerging Markets Telecommunications Fund Common Stock shall be determined in accordance with such procedures, and the Emerging Markets Telecommunications Fund shall certify the computations involved.

            5.3. Issuance of Emerging Markets Telecommunications Fund Common Stock. The Emerging Markets Telecommunications Fund shall issue to the shareholders of the Emerging Markets Infrastructure Fund separate certificates or share deposit receipts for the Emerging Markets Telecommunications Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Emerging Markets Telecommunications Fund Common Stock to BankBoston N.A., as the transfer agent and registrar for the Emerging Markets Telecommunications Fund Common Stock.

            5.4. Surrender of Emerging Markets Infrastructure Fund Stock Certificates. With respect to any Emerging Markets Infrastructure Fund shareholder holding certificates representing shares of the Common Stock of the Emerging Markets Infrastructure Fund as of the Effective Date, and subject to the Emerging Markets Telecommunications Fund being informed thereof in writing by the Emerging Markets Infrastructure Fund, the Emerging Markets Telecommunications Fund will not permit such shareholder to receive new certificates evidencing ownership of the Emerging Markets Telecommunications Fund Common Stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of the Emerging Markets Infrastructure Fund or, in the event of lost certificates, posted adequate bond. The Emerging Markets Infrastructure Fund will request its shareholders to surrender their outstanding certificates representing certificates of the Common Stock of the Emerging Markets Infrastructure Fund or post adequate bond therefor. Dividends payable to holders of record of shares of the Emerging Markets Telecommunications Fund as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of the Emerging Markets Infrastructure Fund shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her stock certificates of the Emerging Markets Infrastructure Fund for exchange.

      6. COVENANTS OF THE PARTIES

            6.1. Shareholders' Meetings.

            (a) Each of the Parties shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, which meeting has been called by each Party for September 15, 2000, and any adjournments thereof.

            (b) Each of the Parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

            6.2. Operations in the Normal Course. Each Party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Emerging Markets Infrastructure Fund, preparing for its deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

            6.3. Articles of Merger. The Parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

            6.4. Regulatory Filings.

            (a) The Emerging Markets Infrastructure Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Emerging Markets Infrastructure Fund has ceased to a registered investment company.

            (b) The Emerging Markets Telecommunications Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. The Emerging Markets Infrastructure Fund agrees to cooperate fully with the Emerging Markets Telecommunications Fund, and will furnish to the Emerging Markets Telecommunications Fund the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

            (c) The Parties each agree to proceed as promptly as possible to cause to be made the necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Filing") if applicable, with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

            6.5. Preservation of Assets. The Emerging Markets Telecommunications Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Emerging Markets Infrastructure Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

            6.6. Tax Matters. Each of the Parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Emerging Markets Telecommunications Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Emerging Markets Infrastructure Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 6.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Emerging Markets Telecommunications Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Emerging Markets Infrastructure Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 6.6, any expenses incurred by the Emerging Markets Telecommunications Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Emerging Markets Infrastructure Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Emerging Markets Telecommunications Fund.

            6.7. Shareholder List. Prior to the Effective Date, the Emerging Markets Infrastructure Fund shall have made arrangements with its transfer agent to deliver to the Emerging Markets Telecommunications Fund, a list of the names and addresses of all of the shareholders of record of the Emerging Markets Infrastructure Fund on the Effective Date and the number of shares of Common Stock of the Emerging Markets Infrastructure Fund owned by each such shareholder, certified by the Emerging Markets Infrastructure Fund's transfer agent or President to the best of their knowledge and belief.

            6.8. Delisting, Termination of Registration as an Investment Company. The Emerging Markets Infrastructure Fund agrees that the (i) delisting of the shares of the Emerging Markets Infrastructure Fund with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EMERGING MARKETS TELECOMMUNICATIONS FUND

            The obligations of the Emerging Markets Telecommunications Fund hereunder shall be subject to the following conditions:

            7.1. Approval of Merger. This Agreement shall have been adopted by the affirmative vote of the holders of a majority of the shares of Common Stock of the Emerging Markets Telecommunications Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of the Emerging Markets Infrastructure Fund issued and outstanding and entitled to vote thereon; and the Emerging Markets Infrastructure Fund shall have delivered to the Emerging Markets Telecommunications Fund a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

            7.2. Certificates and Statements by the Emerging Markets Infrastructure Fund.

            (a) The Emerging Markets Infrastructure Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since March 31, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

            (b) The Emerging Markets Infrastructure Fund shall have furnished to the Emerging Markets Telecommunications Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

            (c) The Emerging Markets Infrastructure Fund shall have delivered to the Emerging Markets Telecommunications Fund a letter from PricewaterhouseCoopers LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 1999, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Emerging Markets Infrastructure Fund for the period covered thereby; and that for the period from December 31, 1999 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 1999, to and including the Effective Date and for any taxable year ending upon the Effective Date or that the Emerging Markets Infrastructure Fund would not continue to qualify as a RIC for federal income tax purposes.

            7.3. Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

            7.4. Legal Opinions.

            (a) The Emerging Markets Telecommunications Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to the Emerging Markets Infrastructure Fund, in form and substance reasonably satisfactory to the Emerging Markets Telecommunications Fund and dated the Effective Date, to the effect that (i) the Emerging Markets Infrastructure Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Emerging Markets Infrastructure Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Emerging Markets Infrastructure Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Emerging Markets Infrastructure Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws; (iv) such counsel does not know of any contracts or other documents with respect to the Emerging Markets Infrastructure Fund related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which the Emerging Markets Infrastructure Fund is a party or by which the Emerging Markets Infrastructure Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Emerging Markets Infrastructure Fund; and (vii) all corporate actions required to be taken by the Emerging Markets Infrastructure Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Emerging Markets Infrastructure Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Emerging Markets Infrastructure Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto with respect to the Emerging Markets Infrastructure Fund, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Emerging Markets Infrastructure Fund, and (2) the prospectus included in the N-14

Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Emerging Markets Infrastructure Fund; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Emerging Markets Infrastructure Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of the Emerging Markets Infrastructure Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Emerging Markets Infrastructure Fund and on the opinion of Venable, Baetjer and Howard, LLP, as to matters of Maryland law.

            (b) The Emerging Markets Telecommunications Fund shall have received an opinion from Willkie Farr & Gallagher, as counsel to the Emerging Markets Telecommunications Fund, dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that the Emerging Markets Telecommunications Fund and the Emerging Markets Infrastructure Fund will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to the Emerging Markets Infrastructure Fund as a result of the Merger or the conversion of Emerging Markets Infrastructure Fund shares to Emerging Markets Telecommunications Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of Emerging Markets Telecommunications Fund in the Merger; (iii) no gain or loss will be recognized to the Emerging Markets Telecommunications Fund as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Emerging Markets Infrastructure Fund on the conversion of their shares into Emerging Markets Telecommunications Fund Common Stock; (v) the tax basis of the Emerging Markets Infrastructure Fund assets in the hands of the Emerging Markets Telecommunications Fund will be the same as the tax basis of such assets in the hands of the Emerging Markets Infrastructure Fund prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of the Emerging Markets Telecommunications Fund Common Stock received by the shareholders of the Emerging Markets Infrastructure Fund in the Merger will be equal, in the aggregate, to the tax basis of the shares of the Emerging Markets Infrastructure Fund converted pursuant to the Merger; (vii) a shareholder's holding period for the Emerging Markets Telecommunications Fund Common Stock will be determined by including the period for which he or she held the Common Stock of the Emerging Markets Infrastructure Fund converted pursuant to the Merger, provided that such Emerging Markets Infrastructure Fund shares were held as a capital asset; (viii) the Emerging Markets Telecommunications Fund's holding period with respect to the Emerging Markets Infrastructure Fund assets transferred will include the period for which such assets were held by the Emerging Markets Infrastructure Fund; and (ix) the payment of cash to the Emerging Markets Infrastructure Fund shareholders in lieu of fractional shares of the Emerging Markets Telecommunications Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by the Emerging Markets Telecommunications Fund with the result that the Emerging Markets Infrastructure Fund shareholder will generally have capital gains or losses to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares.

            7.5. Auditor's Consent and Certification. The Emerging Markets Telecommunications Fund shall have received from PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Emerging Markets Telecommunications Fund, to the effect that (i) they are independent public auditors with respect to the Emerging Markets Infrastructure Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Emerging Markets Infrastructure Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

            7.6. Liabilities. The assets or liabilities of the Emerging Markets Infrastructure Fund to be transferred to the Emerging Markets Telecommunications Fund shall not include any assets or liabilities which the Emerging Markets Telecommunications Fund, by reason of limitations in its Registration Statement or Articles of Incorporation, may not properly acquire or assume. The Emerging Markets Telecommunications Fund does not anticipate that there will be any such assets or liabilities but the Emerging Markets Telecommunications Fund will notify the Emerging Markets Infrastructure Fund if any do exist and will reimburse the Emerging Markets Infrastructure Fund for any reasonable transaction costs incurred by the Emerging Markets Infrastructure Fund for the liquidation of such assets and liabilities.

            7.7. Effectiveness of N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Emerging Markets Telecommunications Fund, contemplated by the SEC.

            7.8. Approval of Exemptive Application; Regulatory Filings.

            (a) The Exemptive Application shall have been approved and the Emerging Markets Telecommunications Fund shall have received from the SEC such orders or interpretations as Willkie Farr & Gallagher, as counsel to the Emerging Markets Telecommunications Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

            (b) Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

            7.9. Administrative Rulings, Proceedings. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Emerging Markets Infrastructure Fund or would prohibit the Merger.

            7.10. Satisfaction of the Emerging Markets Telecommunications Fund, Inc. All proceedings taken by the Emerging Markets Infrastructure Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Emerging Markets Telecommunications Fund.

            7.11. Dividends. Prior to the Effective Date, the Emerging Markets Infrastructure Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

            7.12. Custodian's Certificate. The Emerging Markets Infrastructure Fund's custodian shall have delivered to the Emerging Markets Telecommunications Fund a certificate identifying all of the assets of the Emerging Markets Infrastructure Fund held or maintained by such custodian as of the Valuation Time.

            7.13. Books and Records. The Emerging Markets Infrastructure Fund's transfer agent shall have provided to the Emerging Markets Telecommunications Fund (i) the originals or true copies of all of the records of the Emerging Markets Infrastructure Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Emerging Markets Infrastructure Fund outstanding as of the Valuation Time, and
(iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

      8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE EMERGING MARKETS INFRASTRUCTURE FUND

            The obligations of the Emerging Markets Infrastructure Fund hereunder shall be subject to the following conditions:

            8.1. Approval of Merger. This Agreement shall have been adopted, by the affirmative vote of the holders of a majority of the shares of Common Stock of the Emerging Markets Infrastructure Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of the Emerging Markets Telecommunications Fund issued and outstanding and entitled to vote thereon; and that the Emerging Markets Telecommunications Fund shall have delivered to the Emerging Markets Infrastructure Fund a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

            8.2. Certificates and Statements by the Emerging Markets Telecommunications Fund.

            (a) The Emerging Markets Telecommunications Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since

March 31, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

            (b) The Emerging Markets Telecommunications Fund shall have furnished to the Emerging Markets Infrastructure Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

            (c) The Emerging Markets Telecommunications Fund shall have delivered to the Emerging Markets Infrastructure Fund a letter from PricewaterhouseCoopers LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 1999, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Emerging Markets Telecommunications Fund for the period covered thereby; and that for the period from December 31, 1999 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 1999, to and including the Effective Date or that the Emerging Markets Telecommunications Fund would not continue to qualify as a RIC for federal income tax purposes.

            8.3. Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

            8.4. Legal Opinions.

            (a) The Emerging Markets Infrastructure Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to the Emerging Markets Telecommunications Fund, in form and substance reasonably satisfactory to the Emerging Markets Infrastructure Fund and dated the Effective Date, to the effect that (i) the Emerging Markets Telecommunications Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Emerging Markets Telecommunications Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Emerging Markets Telecommunications Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Emerging Markets Telecommunications Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to the Emerging Markets Telecommunications Fund, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to the Emerging Markets Telecommunications Fund or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which the Emerging Markets Telecommunications Fund is a party or by which the Emerging Markets Telecommunications Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Emerging Markets Telecommunications Fund; and (viii) all corporate actions required to be taken by the Emerging Markets Telecommunications Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Emerging Markets Telecommunications Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Emerging Markets Telecommunications Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Emerging Markets Telecommunications Fund; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Emerging Markets Telecommunications Fund; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Emerging Markets Telecommunications Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of the Emerging Markets Telecommunications Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Emerging Markets Telecommunications Fund and on the opinion of Venable, Baetjer and Howard, LLP as to matters of Maryland law.

            (b) The Emerging Markets Infrastructure Fund shall have received an opinion from Willkie Farr & Gallagher and dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that the Emerging Markets Telecommunications Fund and the Emerging Markets Infrastructure Fund will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to the Emerging Markets Infrastructure Fund as a result of the Merger or on the conversion of Emerging Markets Infrastructure shares to Emerging Markets Telecommunications Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of Emerging Markets Telecommunications Fund in the Merger; (iii) no gain or loss will be recognized to the Emerging Markets Telecommunications Fund as a result of the Merger; (iv) no gain or loss will be recognized to the shareholders of the Emerging Markets Infrastructure Fund on the conversion of their shares into Emerging Markets Telecommunications Fund Common Stock; (v) the tax basis of the Emerging Markets Infrastructure Fund assets in the hands of the Emerging Markets Telecommunications Fund will be the same as the tax basis of such assets in the hands of the Emerging Markets Infrastructure Fund prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of the Emerging Markets Telecommunications Fund Common Stock received by the shareholders of the Emerging Markets Infrastructure Fund in the Merger will be equal, in the aggregate, to the tax basis of the shares of the Emerging Markets Infrastructure Fund converted pursuant to the Merger; (vii) a shareholder's holding period for the Emerging Markets Telecommunications Fund Common Stock will be determined by including the period for which he or she held the Common Stock of the Emerging Markets Infrastructure Fund converted pursuant to the Merger, provided, that such Emerging Markets Infrastructure Fund shares were held as a capital asset; (viii) the Emerging Markets Telecommunications Fund's holding period with respect to the Emerging Markets Infrastructure Fund assets transferred will include the period for which such assets were held by the Emerging Markets Infrastructure Fund; and (ix) the payment of cash to the Emerging Markets Infrastructure Fund shareholders in lieu of fractional shares of the Emerging Markets Telecommunications Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by the Emerging Markets Telecommunications Fund with the result that the Emerging Markets Infrastructure Fund shareholder will generally have capital gains or losses to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares.

            8.5. Auditor's Consent and Certification. The Emerging Markets Infrastructure Fund shall have received from PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Emerging Markets Infrastructure Fund, to the effect that (i) they are independent public auditors with respect to the Emerging Markets Telecommunications Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Emerging Markets Telecommunications Fund incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

            8.6. Effectiveness of N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Emerging Markets Infrastructure Fund, contemplated by the SEC.

            8.7. Approval of Exemptive Application; Regulatory Filings.

            (a) The Exemptive Application shall have been approved and the Emerging Markets Infrastructure Fund shall have received from the SEC such orders or interpretations as Willkie Farr & Gallagher, as counsel to the Emerging Markets Infrastructure Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel or counsel to the Emerging Markets Telecommunications Fund shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

            (b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Emerging Markets Infrastructure Fund or would prohibit the Merger.

            (c) The Emerging Markets Telecommunications Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

            8.8. Satisfaction of the Emerging Markets Infrastructure Fund. All proceedings taken by the Emerging Markets Telecommunications Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Emerging Markets Infrastructure Fund.

            8.9. Dividends. Prior to the Effective Date, the Emerging Markets Telecommunications Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

      9.    PAYMENT OF EXPENSES

            9.1. Allocation. All expenses incurred in connection with the Merger since _______, 2000 shall be allocated equally between the Emerging Markets Telecommunications Fund and the Emerging Markets Infrastructure Fund in the event the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, the Exemptive Application, the HSR Filing for the Parties, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Parties owes any broker's or finder's fees in connection with the transactions provided for herein.

      10.   COOPERATION FOLLOWING EFFECTIVE DATE

            In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification as described below). The Emerging Markets Infrastructure Fund acknowledges and agrees that from and after the Effective Date, the Emerging Markets Telecommunications Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Emerging Markets Infrastructure Fund.

      11.   INDEMNIFICATION

            11.1. The Emerging Markets Infrastructure Fund. The Emerging Markets Telecommunications Fund agrees to indemnify and hold harmless the Emerging Markets Infrastructure Fund and each of the Emerging Markets Infrastructure Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Emerging Markets Infrastructure Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Emerging Markets Telecommunications Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

            11.2. The Emerging Markets Telecommunications Fund. The Emerging Markets Infrastructure Fund agrees to indemnify and hold harmless the Emerging Markets Telecommunications Fund and each of the Emerging Markets Telecommunications Fund's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Emerging Markets Telecommunications Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Emerging Markets Infrastructure Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      12.   TERMINATION, POSTPONEMENT AND WAIVERS

            12.1. Termination.

            (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the shareholders of each of the Parties) prior to the Effective Date, or the Effective Date may be postponed, (i) by mutual agreement of the Parties' Board of Directors; (ii) by the Board of Directors of the Emerging Markets Telecommunications Fund if any of the obligations of the Emerging Markets Infrastructure Fund set forth in this Agreement has not been fulfilled or waived by such Board or if the Emerging Markets Infrastructure Fund has made a material and intentional misrepresentation herein or in connection herewith; or (iii) by the Board of Directors of the Emerging Markets Infrastructure Fund if any of the obligations of the Emerging Markets Telecommunications Fund set forth in this Agreement has not been fulfilled or waived by such Board or if the Emerging Markets Telecommunications Fund has made a material and intentional misrepresentation herein or in connection herewith.

            (b) If the transaction contemplated by this Agreement shall not have been consummated by December 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Parties.

            (c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the Parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

            12.2. Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either the Emerging Markets Infrastructure Fund or the Emerging Markets Telecommunications Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

            12.3. Expiration of Representations and Warranties.

            (a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither of the Parties nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or shareholder of the Parties against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

            (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of Emerging Markets Telecommunications Fund Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Parties prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Parties call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

      13.   MISCELLANEOUS

            13.1. Transfer Restriction. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Emerging Markets Telecommunications Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

            THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR
            (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Emerging Markets Telecommunications Fund's transfer agent with respect to such shares. The Emerging Markets Infrastructure Fund will provide the Emerging Markets Telecommunications Fund on the Effective Date with the name of any Emerging Markets Infrastructure Fund Shareholder who is to the knowledge of the Emerging Markets Infrastructure Fund an affiliate of it on such date.

            13.2. Material Provisions. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

            13.3. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Emerging Markets Infrastructure Fund:

                           Hal Liebes, Esq.
                           Senior Vice President
                           The Emerging Markets Infrastructure Fund, Inc. 466 Lexington Avenue
                           New York, New York 10017

With copies to:

                           Daniel Schloendorn, Esq.
                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019

                           Marco E. Adelfio, Esq.
                           Morrison & Foerster
                           2000 Pennsylvania Avenue, N.W.
                           Suite 5500
                           Washington, D.C.  20006

If to the Emerging Markets Telecommunications Fund:

                           Hal Liebes, Esq.
                           Senior Vice President
                           The Emerging Markets Telecommunications Fund
                           466 Lexington Avenue
                           New York, New York 10017

With copies to:

                           Daniel Schloendorn, Esq.
                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019

                           Marco E. Adelfio, Esq.
                           Morrison & Foerster
                           2000 Pennsylvania Avenue, N.W.
                           Suite 5500
                           Washington, D.C.  20006

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

            13.4. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Emerging Markets Infrastructure Fund and the Emerging Markets Telecommunications Fund; provided, however, that following the meeting of the Emerging Markets Infrastructure Fund and Emerging Markets Telecommunications Fund shareholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of the Emerging Markets Telecommunications Fund shares to be issued to the Emerging Markets Infrastructure Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

            13.5. Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            13.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

            13.7. Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            13.8. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            13.9. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

            IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                              THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                              By:_______________________________________[SEAL]
                              Name:
                                   -------------------------------------------
                              Attest:
                                     -----------------------------------------
                              Title:
                                    ------------------------------------------


                              THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

                              By:_______________________________________[SEAL]
                              Name:
                                   -------------------------------------------
                              Attest:
                                     -----------------------------------------
                              Title:
                                    ------------------------------------------

                                    EXHIBIT B

                                     FORM OF

                     NEW CSAM INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                                                          , 2000

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017

Dear Sirs:

            The Emerging Markets Telecommunications Fund, Inc. (the "Company"), a corporation organized under the laws of the state of Maryland, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser"), a limited liability company organized under the laws of the state of Delaware, as follows:

      1. Investment Description; Appointment

            The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company's Registration Statement and Articles of Incorporation have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company's Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

      2. Services as Investment Adviser

            Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company's Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company's assets in accordance with its investment objective and policies as stated in the Company's Registration Statement as from time to time in effect,
(c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company for all investments and (e) borrow money on behalf of and in the name of the Company within the limits established in the Company's Articles of Incorporation and the Registration Statement as from time to time in effect. In providing these services, the Adviser will provide investment research and supervision of the Company's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company's assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

      3. Brokerage

            In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

      4. Information Provided to the Company

            The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

      5. Standard of Care

            The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

      6. Compensation

            (a) In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser within five business days after the end of each calendar quarter during the term of this Agreement, a fee for the previous quarter computed at an annual rate of 1.25% of the first US$ 100 million of the Company's "Average Weekly Base Amount" (as defined below), 1.125% of the next US$ 10 million and 1.00% of amounts above US$ 200 million.

                  (i) "Average Weekly Base Amount" for any quarter is the average of the lesser of (A) "Market Value" of the Company's outstanding shares, and (B) the Company's net assets, in each case determined as the last trading day for each week during that quarter.

                  (ii) "Market Value" of the Company's outstanding shares will be determined as follows:

                  (A) if the Company's shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

                  (B) if the Company's shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

                  (C) if the Company's shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Company as of the valuation date.

            (b) Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement as from time to time in effect.

      7. Expenses

            The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses, expenses for legal and independent accountants' services; insurance premiums; outside auditing, accounting and pricing costs; costs of maintenance of the Company's existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; costs of printing stock certificates; costs of printing proxies; costs of shareholders' reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; charges of the custodians, any sub-custodians and the transfer and dividend-paying agent; expenses in connection with the Dividend Reinvestment and Cash Purchase Plan; Securities and Exchange Commission fees and fees of emerging country regulatory bodies; fees and expenses of unaffiliated directors; accounting and pricing costs; membership fees in trade associations; fidelity bond coverage for the Company's officers and employees directors' and officers' errors and omissions insurance coverage; interest; brokerage costs and stock exchange fees; taxes; stock exchange listing fees and expenses; expenses of qualifying the Company's shares for sale in various states and foreign jurisdictions; litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Company.

      8. Services to Other Companies or Accounts

            The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies (the "CSAM Accounts"), and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company and the Adviser agrees to report to the Board of Directors of the Company on a quarterly basis whenever the Company and a CSAM Account are allocated portions of the same investment opportunity and will review with the Board of Directors of the Company the basis for each such allocation. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

      9. Term of Agreement

            This Agreement shall become effective as of the date hereof and shall continue for an initial two-year term and shall continue from year to year thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a "'majority" (as defined in the Investment Company Act of 1940) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Company or by the Adviser or by vote of holders of a majority of the Company's shares. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

      10. Independent Contractor Status

            The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise to be deemed an agent of the Company.

      11. Entire Agreement

            This Agreement constitutes the entire agreement between the parties hereto.

      12. Changes in Membership

            The Adviser shall notify the Company of any change in the membership of the Adviser within a reasonable time after such change.

      13. Governing Law

            This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

      14. Counterparts

            This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

            If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                        Very truly yours,

                                        THE EMERGING MARKETS
                                         TELECOMMUNICATIONS FUND, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: President

Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC


By:
    --------------------------------
    Name:
    Title:

                                 PROXY CARD FOR

                              THE EMERGING MARKETS

                          TELECOMMUNICATIONS FUND, INC.

                                      PROXY

                              THE EMERGING MARKETS
                          TELECOMMUNICATIONS FUND, INC.

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on Friday, September 15, 2000, and at any adjournments thereof.

----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------

|X|   Please mark
      votes as in
      this example

      The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" the nominees in Proposal 3, "FOR" Proposal 4 and "AGAINST" Proposal 5.

                                                     FOR     AGAINST     ABSTAIN
1.  To approve the Merger Agreement and Plan of      |_|     |_|         |_|
    Reorganization dated July __, 2000 whereby
    The Emerging Markets Infrastructure Fund,
    Inc. will merge with and into the Fund.

                                                     FOR     AGAINST     ABSTAIN
2.  To approve a new investment advisory             |_|     |_|         |_|
    agreement with Credit Suisse Asset
    Management, LLC.


3.  To elect the following nominees as Directors:
    Nominees: James J. Cattano (three-year term)
              William W. Priest, Jr. (three-year term)

    FOR       |_|             |_|             WITHHOLD
    ALL                                       ALL
  NOMINEES                                    NOMINEES

|_|_________________________________________    MARK HERE
      For all nominees except as noted above    FOR ADDRESS    |_|
                                                CHANGE AND
                                                NOTE BELOW


Signature:____________________________          Date:___________________________

                                                     FOR     AGAINST     ABSTAIN
4.    To ratify the selection of                     |_|     |_|         |_|
      PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending May 31, 2001.

                                                     FOR     AGAINST     ABSTAIN
5.    To approve or disapprove the shareholder       |_|     |_|         |_|
      proposal requesting that, within sixty days, the Board present a program for shareholder approval that will permit shareholders to realize net asset value for their shares.

This proxy when properly executed will be voted in the mannerdirected herein by the undersigned shareholder.

If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4, and against Proposal 5.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:____________________________          Date:___________________________

                                 PROXY CARD FOR

                              THE EMERGING MARKETS

                            INFRASTRUCTURE FUND, INC.

                                      PROXY

                              THE EMERGING MARKETS
                            INFRASTRUCTURE FUND, INC.

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders to be held on Friday, September 15, 2000, and at any adjournments thereof.

----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------

|_|   Please mark
      vote as in
      this example

      The Board of Directors recommends a vote "FOR" Proposal 1.

                                                     FOR     AGAINST     ABSTAIN
1.    To approve the Merger Agreement and Plan of    |_|     |_|         |_|
      Reorganization dated July __, 2000 whereby the Fund will merge with and into The
      Emerging Markets Telecommunications Fund,
      Inc.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted for Proposal 1.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________________          Date:___________

                                     PART B

                    SUBJECT TO COMPLETION DATED JULY 7, 2000

                     THE EMERGING MARKETS TELECOMMUNICATIONS
                                   FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                    MERGER OF
                    THE EMERGING MARKETS INFRASTRUCTURE FUND,
                                      INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                                  WITH AND INTO

                     THE EMERGING MARKETS TELECOMMUNICATIONS
                                   FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

            This Statement of Additional Information, or SAI, relates specifically to the proposed merger (the "Merger") of The Emerging Markets Infrastructure Fund, Inc. (the "Emerging Markets Infrastructure Fund") with and into The Emerging Markets Telecommunications Fund, Inc. (the "Emerging Markets Telecommunications Fund") in accordance with the General Corporation Law of the State of Maryland. This Statement of Additional Information consists of this cover page, the information contained herein, and the following documents, each of which has been filed electronically and is incorporated by reference herein:

(1) The audited financial statements, notes to the audited financial statements and report of the independent auditors for the Emerging Markets Telecommunications Fund for the fiscal year ended May 31, 1999 and the unaudited financial statements for the Emerging Markets Telecommunications Fund for the six months ended November 30, 1999; and

(2) The audited financial statements, notes to the audited financial statements and report of the independent auditors for the Emerging Markets Infrastructure Fund for the fiscal year ended November 30, 1999 and the unaudited financial statements for the Emerging Markets Infrastructure Fund for the six months ended May 31, 2000.

            This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated , 2000, relating to the Merger. A copy of the Proxy Statement/Prospectus may be obtained without charge by writing to either Fund at 466 Lexington Avenue, 16th Floor, New York, New York 10017 or by calling Shareholders Communications Corporation at 1-(800) 403-7916.

       This Statement of Additional Information is dated           , 2000

                                TABLE OF CONTENTS

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...............................4
INVESTMENT RESTRICTIONS.......................................................10
MANAGEMENT OF THE FUNDS.......................................................11
PORTFOLIO TRANSACTIONS........................................................16
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN..................................17
TAXATION......................................................................21
FINANCIAL STATEMENTS..........................................................28
PRO FORMA FINANCIAL STATEMENTS................................................28

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      Organization. Both the Emerging Markets Telecommunications Fund and the Emerging Markets Infrastructure Fund are closed-end, non-diversified management investment companies registered under the Investment Company Act of 1940, or the Investment Company Act. The Emerging Markets Telecommunications Fund and the Emerging Markets Infrastructure Fund are sometimes collectively referred to in this SAI as the "Funds" and individually, as the context may require, as the "Fund." Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed and advised by Credit Suisse Asset Management, LLC, or CSAM, formerly known as BEA Associates. The shares of common stock of each Fund are listed and trade on the New York Stock Exchange, or NYSE, under the symbols "ETF" and "EMG", respectively. After the Merger, the Emerging Markets Telecommunications Fund's shares will continue to be traded on the NYSE under the symbol "ETF", while the Emerging Markets Infrastructure Fund's shares will be delisted and that Fund will cease to exist.

      The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

      Investment Objectives. Long-term capital appreciation is the principal investment objective of each Fund. ETF seeks to achieve this objective by investing primarily in equity securities of telecommunications companies in emerging countries and companies that provide other essential services in the development of an emerging country's infrastructure, while EMG seeks to achieve this objective by investing primarily in equity securities of infrastructure companies in emerging countries and companies that manufacture products on behalf of or service infrastructure companies in emerging countries. The investment objective of each Fund is a fundamental policy of such Fund and cannot be changed without the approval of the holders of a "majority of that Fund's outstanding voting securities," as defined in the Proxy Statement/Prospectus under "General."

      No assurance can be given that either Fund's investment objective will be achieved.

      Comparison of Investment Policies. ETF's policy, under normal market conditions, is to invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets. ETF may also invest a substantial portion of its remaining assets, up to 25% of its total assets under normal market conditions, in equity securities of companies that provide other essential services in the development of an emerging country's infrastructure and will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodity prices. EMG's policy, under normal market conditions, is to invest at least 70% of its total assets in equity securities of infrastructure companies in emerging countries. EMG may also invest up to 30% of its total assets in equity securities of companies that manufacture products on behalf of or service infrastructure companies in emerging countries. These policies and the investment limitations are fundamental and may not be changed without the approval of a majority of each Fund's outstanding voting securities. All other policies and percentage limitations of each Fund as described below may be modified by that Fund's Board of Directors if, in the reasonable exercise of its business judgment, it determines that modification is necessary or appropriate to carry out that Fund's investment objective.

      ETF may also seek to invest in equity securities of telecommunications companies in developed countries when these securities, in the opinion of CSAM, have investment characteristics similar to emerging country telecommunications companies. In determining if the securities of a telecommunications company in a developed country have investment characteristics similar to those of emerging country telecommunications companies, CSAM will consider whether the potential for growth in such company is similar to that of telecommunications companies in emerging countries, based on analysis and comparison of such factors as earnings potential, ratio of revenue per employee and revenue per telephone line, the density of telephone lines per household, management performance and other pertinent measurements.

      Both Funds define emerging countries as countries which are generally considered to be emerging or developing by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the Funds' investments. The countries that are not considered emerging countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; Netherlands, New Zealand; Norway; Spain; Sweden; Switzerland; United Kingdom; and the United States.

      An emerging country equity security is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and American, Global or other types of Depositary Receipts of companies: (i) the principal securities trading market for which is an emerging country; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) that are organized under the laws of, and with a principal office in, an emerging country. Determinations as to eligibility will be made by the Funds based on publicly available information and inquiries made to the companies.

      In addition, ETF's definition of emerging country equity securities also includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of these companies may reflect economic and market forces applicable to other countries, as well as to an emerging country.

      Many of the companies in which the Funds invest may be in the early stages of their growth cycle and/or may have only recently been privatized; accordingly, the Funds anticipate that certain investments (up to 25% of its total assets in the case of ETF and up to 30% of its total assets in the case of EMG, in both cases at the time of purchase) will be in equity securities of closely-held companies or private placements of public companies, where CSAM anticipates that a liquid market will develop for these securities within a period of two to five years from the date such securities are acquired by that Fund. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A ("Rule 144A securities") under the Securities Act of 1933, as amended (the "Securities Act"), will not be subject to these percentage limitations if the Fund's Board of Directors determines on an ongoing basis that an adequate trading market exists for these securities. The Board of Directors of either Fund may adopt guidelines and delegate to CSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Boards of Directors will retain ultimate responsibility for any determination regarding an adequate market for Rule 144A securities.

      The governments of some emerging countries have been engaged in "privatization" programs which involve the sale of part or all of their stakes in government owned or controlled enterprises. CSAM believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law. In addition, the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

      To the extent its assets are not invested as described above, ETF may invest the remainder of its assets in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country, (ii) equity or debt securities of corporate or governmental issuers located in developed countries, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." ETF's assets may be invested in debt securities when CSAM believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. The debt securities in which ETF may invest include bonds, notes, bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances), commercial paper, repurchase agreements, assignments of loans and loan participations.

      To the extent that its assets are not invested as described above, the remainder of EMG's assets may be invested as follows: (i) up to 10% of its total assets in equity securities of emerging country corporate issuers, (ii) up to 30% of its total assets in equity securities of infrastructure companies in developed countries when CSAM believes that these securities have investment characteristics similar to securities of emerging country infrastructure companies and (iii) up to 5% of its total assets in debt securities of infrastructure companies in emerging countries.

      In addition, for temporary defensive purposes, ETF and EMG may each invest less than 65% and 70%, respectively, of its total respective assets in equity securities of telecommunications and infrastructure companies, respectively, in emerging countries, in which case each Fund may invest in debt securities of the kind described under "Temporary Investments" below. In addition, ETF may acquire assignments of, and participations in, loans.

      Temporary Investments. During periods in which CSAM believes changes in economic, financial or political conditions make it advisable, the Funds may for temporary defensive purposes reduce their holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash.

      Each Fund may invest in the following short-term instruments:

      o obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

      o bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

      o floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

      o obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by CSAM, and

      o shares of money market funds that are authorized to invest in short-term instruments described above.

      Currency Transactions. CSAM generally does not seek to hedge against declines in the value of the Funds' non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. Each Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which their assets are denominated, unless they engage in hedging transactions.

      Both Funds will conduct any currency exchange transactions either on a spot, i.e., cash, basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract typically involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. If either Fund enters into a forward contract, that Fund's U.S. or non-U.S. custodian will place cash or readily marketable securities in a segregated account of that Fund in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

      At or before the maturity of a forward contract, either Fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      The cost to the Funds of engaging in currency transactions will vary with respect to factors such as the length of the contract period and the market conditions then prevailing. Because forward currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

      If a devaluation is generally anticipated, either Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

      There is a risk that the U.S. dollar value of each Fund's dividends, interest and net realized capital gains in local currency will decline, to the extent of any devaluation of the currency, during the interval between the time that the Fund becomes entitled to receive or receives dividends and interest and realizes gains and the time such amounts are converted into U.S. dollars for remittance.

      Currency Convertibility. Neither Fund intends to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless that Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or that Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by that Fund.

      Depositary Receipts. Both Funds may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, and other types of Depositary Receipts (which, together with ADRs and GDRs, are referred to in this SAI as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, the Funds' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

      Portfolio Turnover Rate. Neither Fund engages in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. It is not anticipated that the annual portfolio turnover rate of ETF following the Merger will exceed 85%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Funds and their shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. ETF's portfolio turnover rates for the fiscal years ended May 31, 2000 and 1999 were 113.75% and 179.66%, respectively. EMG's portfolio turnover rates for the fiscal years ended November 30, 1999 and 1998 were 109.09% and 169.85%, respectively. The higher EMG portfolio turnover rate for the fiscal year ended November 30, 1998 is attributable to the Fund's increased investment activity in Asia during that year. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      Borrowing. For information on the Funds' ability to borrow money see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunications
Fund -- Comparison of Investment Objectives and Policies" in the Proxy Statement/Prospectus.

                             INVESTMENT RESTRICTIONS

      For information on the Funds' fundamental investment policies and restrictions see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunications Fund - Comparision of Investment Objectives and Policies" in the Proxy
Statement/Prospectus.

                             MANAGEMENT OF THE FUNDS

Directors and Principal Officers

            The names, addresses and principal occupations of the directors and principal officers of each Fund are described under "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Funds Will Merge with and into the Emerging Markets Telecommunications Fund -- Management of the Funds -- Directors and Principal Officers" in the Proxy Statement/Prospectus.

Compensation of Directors and Principal Officers

            For information about the compensation of the directors of ETF and EMG for the fiscal years ended May 31, 1999 and November 30, 1999, respectively, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunications Fund --- Management of the Funds" and "Proposal 3 (Emerging Markets Telecommunications Fund Shareholders Only): Election of Directors --- Background" in the Proxy Statement/Prospectus.

Control Persons and Principal Holders of Securities

      For information concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunications Fund -- Management of the Funds" in the Proxy Statement/Prospectus.

            All the directors and executive officers, as a group, of ETF, as of July 7, 2000, owned less than 1% of the outstanding shares of ETF, and all the directors and executive officers, as a group, of EMG, as of the same date, owned less than 1% of the outstanding shares of EMG.

Advisory Arrangements

            CSAM serves as the investment adviser to both Funds pursuant to advisory agreements with each Fund (the "Advisory Agreements"). Each Advisory Agreement provides that the Adviser shall not be liable, and shall be indemnified, for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement. In addition, CSAM is entitled to receive advances from each Fund for payment of the reasonable expenses it incurs in connection with any matter as to which it seeks indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.

            For more information about each Adviser and the Advisory Agreements, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunication Fund - Synopsis - Fees and Expenses - The Emerging Markets Telecommunications Fund," "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunication Fund - Synopsis - Fees and Expenses of the Emerging Markets Infrastructure Fund" and "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunication Fund - Management" in the Proxy Statement/Prospectus. Shareholders of the Emerging Markets Telecommunications Fund have been requested to consider and approve a new investment advisory agreement with CSAM. For information regarding the terms of the new investment advisory agreement, see "Proposal 2 (Emerging Markets Telecommunications Fund Shareholders Only):
Approval of New Investment Advisory Agreement" in the Proxy
Statement/Prospectus.

            The table below sets forth the investment advisory fees earned by CSAM for each Fund for the last three fiscal years.

   -------------------------------------------------------------------------

   Fund                        Fiscal Year Ended              Advisory Fee
   -------------------------------------------------------------------------
   Emerging Markets            May 31, 1997                  $2,059,688
   Telecommunications Fund     ---------------------------------------------
                               May 31, 1998                  $1,985,605
                               ---------------------------------------------
                               May  31, 1999                 $1,303,309
   -------------------------------------------------------------------------
   Emerging Markets            November 30, 1997             $3,242,573
   Infrastructure Fund         ---------------------------------------------
                               November 30, 1998             $2,615,834
                               ---------------------------------------------
                               November 30, 1999             $1,922,776
   -------------------------------------------------------------------------

            For information about the Funds' custodian, transfer agent and registrar, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunication Fund - Management of the Funds" in the Proxy Statement/Prospectus. For information about the Funds' independent accountants, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Infrastructure Fund Will Merge with and into the Emerging Markets Telecommunication Fund - Experts" in the Proxy Statement/Prospectus.

Duration and Termination; Non-Exclusive Services

            Unless earlier terminated as described below, the Advisory Agreements remain in effect if approved annually by either (i) the Board of Directors of the Fund or (ii) the "vote of a majority of the outstanding voting securities" of the Fund, and in either case, the vote of a majority of the Non-interested Directors (as defined in the Investment Company Act), cast in person at a meeting called for such purpose. Each of the Advisory Agreements terminates automatically on its assignment by any party and may be terminated without penalty on 60 days' written notice by the Board of Directors or the vote of the holders of a majority of the Fund's outstanding shares. CSAM may terminate either agreement, without penalty, upon 60 days' written notice.

Administration Arrangements

            The U.S. Administration Agreements between Bear Stearns Funds Management Inc. ("BSFM" or the "U.S. Administrator") and the Funds are terminable on 60 days' notice by either party. Unless terminated by the Funds' Board of Directors upon 60 days' prior written notice or by the relevant service provider upon 90 days' prior written notice, the Chilean Administration Agreements between the Funds and Celfin Administradora de Fondos de Inversion de Capitel Extranjero S.A. ("Celfin" or the "Chilean Administrator") and the Brazilian Administration Agreements between the Funds and Fleet National Bank ("Fleet" or the "Brazilian Administrator") will continue automatically from year to year. The Chilean Administrator and the Brazilian Administrator may be replaced only by an entity authorized to act as an administrator of a foreign capital investment fund under Chilean and Brazilian law, respectively.

      The following table sets forth the amounts BSFM and Celfin earned as administrative fees and the amounts CSAM was reimbursed for administrative fees for the last three years. Fleet is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Funds' accounting agent and custodian.

 -----------------------------------------------------------------------------
 Fund             Year Ended              BSFM          CSAM         CELFIN
 -----------------------------------------------------------------------------
 Emerging         May 31, 1997           $205,899      $18,001      $69,799
 Markets          ------------------------------------------------------------
 Telecommu-       May 31, 1998           $211,894      $14,078      $59,999
 nications        ------------------------------------------------------------
 Fund             May 31, 1999           $112,812      $14,001      $60,002
 -----------------------------------------------------------------------------
 Emerging         November 30, 1997      $299,319      $19,752      $65,369
 Markets          ------------------------------------------------------------
 Infrastructure   November 30, 1998      $241,462      $19,986      $71,999
 Fund             ------------------------------------------------------------
                  November 30, 1999      $177,488      $19,998      $64,999
 -----------------------------------------------------------------------------

            The services of CSAM, the Chilean Administrator, the Brazilian Administrator and the U.S. Administrator are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not such clients' investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Code of Ethics

      Each Fund and CSAM have adopted a written Code of Ethics, which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the respective Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the respective Fund; and (4) Covered Persons may not invest in initial public offerings.

      The Board of Directors of each Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

                             PORTFOLIO TRANSACTIONS

      Decisions to buy and sell securities for each Fund are made by CSAM subject to the overall review of that Fund's Board of Directors. Portfolio securities transactions for each Fund are placed on behalf of the Fund by persons authorized by CSAM. CSAM manages other investment companies and accounts that invest in securities of emerging countries. Although investment decisions for the Funds are made independently from those of the other accounts, investments of the type the Funds may make may also be made on behalf of those other accounts. When the Funds and one or more of those other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by CSAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. The Funds may utilize Celfin, CS First Boston Corporation or other affiliates of CSAM in connection with a purchase or sale of securities in accordance with rules or exemptive orders adopted by the SEC when CSAM believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Funds may purchase securities in the placement for which Celfin, CS First Boston Corporation or other affiliates of CSAM has acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Funds will not purchase securities from or sell securities to any Adviser or its affiliates acting as principal.

      Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include an undisclosed dealer's mark-up or mark-down. Fixed income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer.

      In selecting brokers or dealers to execute portfolio transactions on behalf of each Fund, CSAM will seek the best overall terms available. Each Advisory Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement authorizes the Adviser in selecting brokers or dealers, to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The fees payable under the Advisory Agreements are not reduced as a result of the Adviser's receiving such brokerage and research services.

      The Board of Directors of each Fund will review periodically the commissions paid by that Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to such Fund.

      The aggregate amounts paid by ETF in brokerage commissions for the fiscal years ended May 31, 1998, 1999 and 2000 were $1,149,119, $672,107 and $600,684, respectively and the aggregate amounts paid by EMG for the fiscal years ended November 30, 1997, 1998 and 1999 were $1,408,426, $1,490,525 and $778,666, respectively. None of these brokerage commissions paid by ETF or EMG were paid to affiliated brokers. The higher commissions paid by ETF in the fiscal year ended May 31, 1998 and the higher commissions paid by EMG in the fiscal years ended November 30, 1997 and November 30, 1998 are attributable to the Funds' increased investment activity in Asia during those periods. ETF paid $8,433 and EMG paid $6,244 to brokers and dealers who provided research services for the fiscal year ended May 31, 1999 and November 30, 1999, respectively.

      Each Fund has the benefit of an exemptive order of the SEC issued under the Investment Company Act authorizing the Funds and other investment companies advised by CSAM to co-invest in securities issued in privately-negotiated transactions, subject to the terms and conditions of the order.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Each Fund operates a Dividend Reinvestment and Cash Purchase Plan, the InvestLinkSM Program, or the Program, sponsored and administered by Fleet National Bank c/o EquiServe, L.P. ("Fleet"), pursuant to which Fund dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in additional shares of that Fund. Fleet National Bank c/o EquiServe, L.P. serves as the Program Administrator for the shareholders in administering the Program. The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of that Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

      An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after Fleet receives the participant's enrollment form. Once in the Program, a person will remain a participant until he or she terminates his or her participation or sells all Shares held in his or her Program account, or his or her account is terminated by Fleet. A participant may change his or her investment options at any time by requesting a new enrollment form and returning it to Fleet.

      A participant will be assessed certain charges in connection with his or her participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

      The number of Shares to be purchased for a participant depends on the amount of his or her dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. Fleet uses dividends and funds of participants to purchase Shares of the relevant Fund's Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws or when unusual market conditions make prudent investment impracticable. In the event Fleet is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

      The average price of all Shares purchased by Fleet with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his or her account with his or her funds or dividends received by Fleet during such time period. The average price of all Shares sold by Fleet pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his or her account pursuant to his or her sell orders received by Fleet during such time period.

      Fleet administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his or her account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the respective Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

      If the respective Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his or her account, and for all other Shares of the Fund registered in his or her name. Fleet will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

      Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. Fleet will hold the Shares in book-entry form until a Program participant chooses to withdraw his or her Shares or terminates his or her participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his or her statement of account. This feature protects against loss, theft or destruction of stock certificates.

      A participant may withdraw all or a portion of the Shares from his or her Program account by notifying Fleet. After receipt of a participant's request, Fleet will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him or her and send him or her the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his or her Program account, his or her participation in the Program will be terminated by Fleet. In no case will certificates for fractional Shares be issued. Fleet will convert any fractional Shares held by a participant at the time of his or her withdrawal to cash.

      Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

      All Shares of the Fund (including any fractional share) credited to his or her account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his or her Shares in person at the Shareholders' meeting.

      A participant will receive tax information annually for his or her personal records and to help him or her prepare his or her U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him or her of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

      Fleet in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, Fleet will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by Fleet are not subject to protection under the Securities Investors Protection Act of 1970.

      The participant should recognize that neither the Fund nor Fleet can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his or her Program account is no different than his or her investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his or her Shares. Neither the Fund nor Fleet can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his or her own judgment and research.

      While Fleet hopes to continue the Program indefinitely, Fleet reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. Fleet also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by Fleet and any such good faith determination will be final.

      Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $3,000.00 semi-annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to Fleet. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling Fleet at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank c/o EquiServe, L.P., InvestLinkSM Program, P.O. Box 8040, Boston, MA 02266-8040.

                                    TAXATION

      The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in either Fund. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in either Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

United States Federal Income Taxes

The Funds and Their Investments

      Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company for each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of that Fund's taxable year, (i) at least 50% of the market value of that Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of that Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that such Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

      As a regulated investment company, neither Fund will be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in section 852 of the Code) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, each Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by either Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by that Fund not later than such December 31, provided that such dividend is actually paid by that Fund during January of the following calendar year.

      Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any such net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, each Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

      The Code imposes a 4% nondeductible excise tax on each Fund to the extent such Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by such Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

            Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Funds and may limit the Funds' abilities to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

      Each Fund will maintain accounts and calculate income in U.S. dollars. In general, gains and losses on the disposition, or receipt of principal, of debt securities denominated in a foreign currency that are attributable to fluctuation in exchange rates between the date the debt security is acquired and the date of disposition, or receipt of principal, gains and losses attributable to fluctuations in exchange rates that occur between the time such Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. If either Fund acquires a debt security denominated in a Latin American currency, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of the currency. In the case of such debt securities, each Fund would be required to include the stated interest in income as it accrues, but would generally realize an ordinary loss attributable to devaluations of the currency with respect to principal only when the security is disposed of or the principal amount is received.

            Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such Fund and defer the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause each Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of such Fund as a regulated investment company.

Passive Foreign Investment Companies

            If either Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), that Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on that Fund in respect of deferred taxes arising from such distributions or gains. If such Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" (a "QEF Election") under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

            Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

            Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that either Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by each Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of such Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).

      Shareholders reinvesting dividends or distributions in shares pursuant to the Program will be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the shares received equal to such amount.

      Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

      If either Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

            Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund under the Program, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Foreign Taxes

            Income received by the Funds from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to shareholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, shareholders of the Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

            Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

Backup Withholding

            Each Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities. Additional tax withholding requirements which apply with respect to foreign investors are discussed below.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the shareholder's income from either Fund is "effectively connected" with a United States trade or business carried on by the shareholder.

      If the foreign investor is not a resident alien and the income from such Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from that Fund's election (described above) to "pass-through" amounts of foreign taxes paid by such Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Distributions to a non-resident alien of net realized long-term capital gains, amounts retained by that Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of such Fund generally will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year. However, a determination by such Fund not to distribute long-term capital gains will cause that Fund to incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for investment, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. In general, if a foreign investor is a resident alien or if dividends or distributions from either Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by such Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from either Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to them of an investment in either Fund.

Notices

      Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the

Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

      Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN EITHER FUND.

                              FINANCIAL STATEMENTS

            The audited financial statements, notes to the financial statements and report of the independent auditors of ETF for the fiscal year ended May 31, 1999 included in ETF's Annual Reports to Shareholders and the unaudited financial statements of ETF for the six months ended November 30, 1999 are incorporated by reference herein. The audited financial statements, notes to the financial statements and report of the independent auditors of EMG for the fiscal year ended November 30, 1999 included in EMG's Annual Reports to Shareholders and the unaudited financial statements of EMG for the six-month period ended May 31, 2000 are incorporated by reference herein. The Annual Reports may be obtained without charge, by writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004, or by calling 1-(800) 403-7916.

                         Pro Forma Financial Statements

            The following tables set forth the unaudited pro forma condensed statement of assets and liabilities and unaudited pro forma condensed statement of operations for each Fund as of and for the year ended May 31, 2000 and as adjusted to give effect to the Emerging Markets Infrastructure Fund's tender offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share (the "Tender Offer") and the Merger.

                          PRO FORMA CONDENSED STATEMENT
                            OF ASSETS AND LIABILITIES
                           AT MAY 31, 2000 (UNAUDITED)

                                    THE EMERGING       THE EMERGING
                                       MARKETS            MARKETS
                                 TELECOMMUNICATIONS   INFRASTRUCTURE                    PRO FORMA
                                       FUND               FUND                        (AS ADJUSTED)
                                       Value              Value           Adjustments               Value
                                       -----              -----           -----------               -----
ASSETS
Investments, at value ........     $119,286,078       $135,475,195       $76,180,229(a)         $178,581,044
Cash .........................       16,683,132         19,441,502                                36,124,634
Collateral received from
   Securities Loaned .........       11,639,279          6,232,895                                17,872,174
Receivables: .................                                                                       294,290
   Investments sold ..........          294,290                 --                                   734,407
   Dividends .................          326,223            408,184
   Interest ..................                0              2,121                                     2,121
Prepaid expenses and other
   assets ....................            9,920             15,601           (15,601)(c)               9,920
                                          -----             ------                                     -----

Total Assets .................      148,238,922        161,575,498                               233,618,590
                                    -----------        -----------                               -----------

LIABILITIES
Payables:
   Payable upon return of
     securities loaned .......       11,639,279          6,232,895                                17,872,174
   Investments purchased .....        5,849,601          2,340,924                                 8,190,525
   Merger and Tender Offer
     Payable .................                                               842,636(b)              842,636
   Investment advisory fee ...          285,213            358,611                                   643,824
   Administration fees .......           29,516             36,362                                    65,878
   Other accrued expenses ....          134,858            246,248                                   381,106
                                        -------            -------                                   -------

Total Liabilities ............       17,938,467          9,215,040                                27,996,143
                                     ----------          ---------                                ----------

Net Assets ...................      130,300,455        152,360,458                               205,622,447
                                    -----------        -----------                               -----------

Net Assets Consist Of:
Capital stock, $0.001 par
   value, shares issued and
   outstanding ...............            7,101             11,176            (5,588)(a)              12,689
Paid-in-capital ..............      101,403,838        173,332,794       (76,174,641)(a)         198,561,991
Undistributed net investment
   income/(loss) .............               --            930,254          (858,237)(b)(c)           72,017
Accumulated net realized loss
   on investments and foreign
   currency related
   transactions ..............       21,211,808        (21,532,798)                  (d)           (320,990)
Net unrealized appreciation in
   value of investments and
   translation of other assets
   and liabilities denominated
   in foreign currencies .....        7,677,708           (380,968)                  (d)           7,296,790
                                      ---------           --------                                 ---------
                                   $130,300,455       $152,360,458      $(77,038,466)(d)        $205,622,447
                                    -----------        -----------                               -----------
Share Outstanding ............        7,100,819         11,175,955                                11,205,560
Net asset value per share ....           $18.35             $13.63                                    $18.35

          See Accompanying Notes to the Pro Forma Financial Statements.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED MAY 31, 2000 (UNAUDITED)

                                                          THE               THE
                                                       EMERGING          EMERGING
                                                        MARKETS           MARKETS
                                                      TELECOMMUN-          INFRA-                               COMBINED
                                                       ICATIONS          STRUCTURE         PRO FORMA            FUND (AS
                                                         FUND              FUND           ADJUSTMENTS           ADJUSTED)
INVESTMENT INCOME:
Income:
   Dividends ..................................       $1,208,286        $1,828,360         $(914,180)(i)       $2,122,466
   Interest ...................................          275,305           837,099          (418,550)(i)          693,855
   Less: Foreign taxes withheld ...............         (115,163)         (175,182)           87,591(i)          (202,754)
                                                        --------          --------            ------             --------

Total Investment Income .......................        1,368,428         2,490,277        (1,245,139)           2,613,567
                                                       ---------         ---------        ----------            ---------
Expenses:
   Investment advisory fees ...................        1,542,224         2,076,131        (1,698,221)(e)        1,920,139
   Audit fees .................................           54,777            54,652           (49,429)(h)           60,000
   Legal fees .................................          102,774           161,674          (159,448)(h)          105,000
   Administration fees ........................          219,867           276,872          (248,962)(t)          246,666
   Custodian fees .............................          157,305           237,116          (114,421)(g)          280,000
   Printing ...................................           96,223           273,036          (269,259)(h)          100,000
   Accounting fees ............................          101,073           124,322           (60,210)(h)          164,444
   Directors' fees ............................           38,548            57,035           (57,035)(h)           38,548
   Transfer agent fees ........................           43,940            42,449           (41,389)(h)           45,000
   NYSE listing fees ..........................           16,532            24,328           (16,600)(h)           24,260
   Tender Offer/Miscellaneous fees.............          162,672           349,836          (512,511)                   0
   Insurance ..................................            9,384            11,613            (5,807)(c)           15,191
   Other ......................................           19,859            24,823           (14,682)(h)           30,000
   Chilean repatriation taxes .................          228,767           162,897                --              391,664
   Brazilian taxes ............................           24,336            65,578                --               89,914(f)
                                                          ------            ------           -------               ------
Total Expenses ................................        2,818,284         3,942,362        (3,249,826)           3,519,986
                                                       ---------         ---------        ----------            ---------
Net Investment Income .........................       (1,449,856)       (1,452,085)        2,004,687             (897,254)
                                                      ----------        ----------         ---------             --------
Net Realized And Unrealized Gain On Investments
   And Foreign Currency Related Transaction
Net realized gain/loss from:
   Investments ................................       38,908,462        45,531,239                 (d)         84,439,701
   Foreign currency related transactions ......         (345,547)         (810,818)                            (1,156,365)
Net change in unrealized
   depreciation in value of
   investments and translation of
   other assets and liabilities
   denominated in foreign currencies ..........        7,411,859        (4,565,562)                             2,846,297
                                                       ---------        ----------                              ---------
Net realized and unrealized gain on
   investments and foreign currency
   related transaction ........................       45,974,774        40,154,859                 0           86,129,633
                                                      ----------        ----------                             ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ............................      $44,524,918       $38,702,774        $2,004,687
                                                     -----------       -----------        ----------          -----------

The Emerging Markets Telecommunications Fund, Inc.
The Emerging Markets Infrastructure Fund, Inc.
Notes to Pro Forma Financial Statements (unaudited)

1.    Basis of Combination

      The unaudited Pro Forma Condensed Portfolio of Investments, Pro Forma Condensed Statement of Assets and Liabilities and Pro Forma Condensed Statement of Operations give effect to the proposed merger of The Emerging Markets Infrastructure Fund, Inc. ("EMG") into The Emerging Markets Telecommunications Fund, Inc. ("ETF"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). Prior to consummation of the Merger, EMG intends to make a Tender Offer to acquire up to 50% of its shares of common stock at 95% of its net asset value. The Tender Offer will not occur unless the shareholders of both Funds approve the Merger. The Merger provides for the transfer of all or substantially all of the assets of EMG to ETF in exchange for ETF common shares, the distribution of such ETF common shares to common shareholders of EMG and the subsequent liquidation of EMG. Each share of common stock of EMG will convert into an equivalent dollar amount of full shares of common stock of ETF based on the net asset value per share of each Fund. The accounting survivor in the proposed merger will be ETF. This is because although EMG has substantially similar investment objectives as ETF, the surviving Fund will invest in a style that is similar to the way in which ETF is currently operated.

      The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

      ETF and EMG are both closed-end, non-diversified management investment companies registered under the Investment Company Act of 1940, as amended.

      Pro Forma Adjustments:

      The Pro Forma adjustments below reflect the impact of the merger between ETF and EMG.

      (a) To remove 50% of net assets from EMG as a result of Tender Offer, investments will be sold off.

      (b) To reflect expenses to be incurred in connection with the Tender Offer and Merger.

      (c) To remove certain prepaid expenses associated with EMG, in the statement of assets and liabilities, which will not be assumed by ETF; and to reduce the corresponding amortization on the statement of operations.

      (d) In connection with EMG's intention to make a Tender Offer to acquire up to 50% of its assets, EMG will be selling a certain percentage of its securities. As a result, actual realized and unrealized gains and losses will be impacted. The effects of these sales are not reasonably estimable at this time.

      (e) Adjustment based on contractual agreements with Advisor and reduction in net assets associated with Tender Offer.

      (f) Adjustment based on the contractual agreement with the Administrator for the combined Fund.

      (g) Adjustment based on the contractual agreement with the custodian for the combined Fund.

      (h) Assumes elimination of duplicate charges in combination and reflects management's estimates of combined pro forma operations.

      (i)   Adjustment for sale of securities in connection with Tender Offer.

      (j)   Assumes prior elimination of charges on prior tender offers.

            2. Significant Accounting Policies

            The following is a summary of significant accounting policies, which are consistently followed by each of ETF and EMG in the preparation of its financial statements.

            Management Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

            Portfolio Valuation: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. The net asset value per share of each Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed .

            Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

            Taxes: No provision is made for U.S. federal income or excise taxes as it is each Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

            Income received by each Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

            Each Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital.

            From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% Contribucao Provisoria sobre Movimentacaoes Financieras ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999 the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years.

            Foreign Currency Translations: The books and records of each Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      market value of investment securities, assets and liabilities at the current rate of exchange; and purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

            Each Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, each Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

            Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

            Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on each Fund's books and the U.S. dollar equivalent of the amounts actually received.

            Distributions of Income and Gains: Each Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. Each Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by each Fund on the ex-dividend date. .

            The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

            Other: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

                     SCHEDULE OF INVESTMENTS OF THE EMERGING
                      MARKETS TELECOMMUNICATIONS FUND, INC.
                                 AT MAY 31, 2000

                                                          No. of
                                                       Shares/Units    Value
                                                       ------------    -----
EQUITY OR EQUITY-LINKED
   SECURITIES - (91.55%)

   Equity or Equity-Linked Securities of
   Telecommunications Companies in Emerging
   Countries - (74.67%)

ARGENTINA - (2.67%):

   CEI Citicorp Holdings S.A., Class B+                     949,309     3,484,417
                                                                       ----------
TOTAL ARGENTINA (Cost $3,738,676)

ASIA - (0.92%):

  INVESCO AsiaNET Fund PLC+                                  97,560       902,430
  Nirvana Capital Limited*+#                                 30,000       300,000
                                                                       ----------
TOTAL ASIA (Cost $1,299,990)                                            1,202,430
                                                                       ----------
BRAZIL - (8.44%):

   Celular CTR. Participacoes S.A., PNA+                   1664,000       496,784
   Companhia Riograndense de Telecomunicacoes-CRT, PNA+   1,087,758       333,686
   Embratel Participacoes S.A., ADR##                       135,700     2,841,219
   Brazil Telecom Participacoes S.A., ADR                    12,900       774,000
   Tele Nordeste Celular Participacoes S.A, ADR##             7,400       392,200
   Tele Norte Leste Participacoes S.A. (Telemar), ADR##     132,702     2,604,277
   Telemig Celular Participacoes S.A., ADR##                 23,500     1,364,469
   Telesp Celular Participacoes S.A., ADR                    57,800     2,189,175
                                                                       ----------
TOTAL BRAZIL (Cost $11,299,278)                                        10,995,810
                                                                       ----------
CHILE - (2.35%):

   Compania de Telecomunicaciones de Chile S.A., ADR##      147,800     2,919,050
   Telefonos de Coyhaique S.A                                 6,500       148,827
                                                                        ---------
TOTAL CHILE (Cost $3,464,897)                                           3,067,877
                                                                        ---------
GLOBAL - (2.44%):

   Telesoft Co-Investments, L.P., Sub Fund A-3*#            375,394       375,394
   Telesoft Partners Ltd.f#                               1,187,500     2,812,563
                                                                        ---------
TOTAL GLOBAL (Cost $1,400,519)                                          3,187,957
                                                                        ---------

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                          No. of
                                                       Shares/Units    Value
                                                       ------------    -----
GREECE - (0.75%):

   STET Hellas Telecommunications S.A+                       46,400       974,400
                                                                       ----------

TOTAL GREECE (Cost $993,943)

HONG KONG - (8.57%):

   China Telecom (Hong Kong) Ltd, Class H+                1,309,435     9,788,370
   Cable & Wireless HKT Ltd.                                410,800       938,399
   Pacific Century Cyberworks Ltd.                          224,000       438,384
                                                                       ----------
TOTAL HONG KONG (Cost $4,396,456)                                      11,165,153
                                                                       ----------
INDIA - (5.86%):

   Mahanagar Telephone Nigam Ltd., GDR++                    233,500     2,410,887
   The India Media, Internet and Communications
     Fund Ltd.*+#                                            25,000       250,000
   Videsh Sanchar Nigam Ltd., GDR++                         318,500     4,976,562
                                                                       ----------
TOTAL INDIA (Cost $6,974,360)                                           7,637,449
                                                                       ----------
INDONESIA - (1.38%):

   PT Indosat (Persero) Tbk, ADR                             85,660       915,491
   PT Telekomunikasi Indonesia                            2,683,800       879,042
                                                                       ----------
TOTAL INDONESIA (Cost $2,562,724)                                       1,794,533
                                                                       ----------
ISRAEL - (5.38%):

   Bezeq Israeli Telecommunication
     Corporation Ltd.                                       121,537       684,815
   Check Point Software Technologies Ltd.+                   16,000     3,006,000
   Geotek Communications, Inc., Convertible Preferred
     Series M, 8.50%*+                                          100             0
   Gilat Satellite Networks Ltd.+##                          23,200     1,869,050
   Global Wireless Holdings Inc. C.V. PNB*+                  48,122         6,978
   Nexus Aptel Warrants*+                                    16,800       189,000
   Nexus Telecommunication Systems+                         170,784       384,264
   Nexus Telocation Systems Ltd.*+                          481,600       866,880
                                                                       ----------
TOTAL ISRAEL (Cost $8,089,672)                                          7,006,987
                                                                       ----------
LATIN AMERICA - (0.23%):

   J.P. Morgan Latin America Capital Partners, L.P.+*#     297,445       297,445
                                                                       ----------
TOTAL LATIN AMERICA (Cost $321,085)

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                          No. of
                                                       Shares/Units    Value
                                                       ------------    -----
MALAYSIA - (1.31%):

   Digi.com Berhad+                                         842,000     1,706,180
                                                                        ---------
 TOTAL MALAYSIA (Cost $1,503,251)

MEXICO - (6.37%):

   Carso Global Telecom, Class A-1+                         848,000     1,921,396
   Grupo Iusacell S.A. de C.V, V shares ADR+                 85,288     1,130,066
   Grupo Televisa S.A., GDR+                                 50,400     2,806,650
   Telefonos de Mexico, S.A., Class L ADR                    50,200     2,444,113
                                                                        ---------
TOTAL MEXICO (Cost $7,004,785)                                          8,302,225
                                                                        ---------
MIDDLE EAST/AFRICA - (0.78%):

   EFG-Hermes Telecom Fund*+                                100,000     1,012,500
                                                                        ---------
TOTAL MIDDLE EAST/AFRICA (Cost $1,020,000)

PERU - (0.01%):

   Tecsur S.A.+                                             102,450         6,727
                                                                        ---------
TOTAL PERU (Cost $20,757)

PHILLIPINES - (0.55%):

   Phillipine Long Distance Telephone Co., ADR##             41,000       722,625
                                                                        ---------
TOTAL PHILLIPINES (Cost $1,008,284)

RUSSIA - (3.51%):

   Golden Telecom, Inc.+                                     30,000       896,250
   Independent Network Television, Series II*+            1,000,000       500,000
   Rostelecom, ADR                                          127,800     1,940,963
   Vimpel--Communications, ADR+                              47,500     1,232,031
                                                                        ---------
TOTAL RUSSIA (Cost $6,470,187)                                          4,569,244

SINGAPORE - (1.06%):

   Venture Manufacturing (Singapore) Ltd.                   156,000     1,377,146
                                                                        ---------
TOTAL SINGAPORE (Cost $543,812)

SOUTH KOREA - (12.52%):

   Hanaro Telecom Inc.+                                      52,000       342,523
   Korea Telecom Corp., ADR                                  53,100     1,964,700
   Samsung Electronics                                       30,004     8,181,702

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                          No. of
                                                       Shares/Units    Value
                                                       ------------    -----
   SK Telecom Co., LTD                                        7,840     2,672,333
   SK Telecom Co., Ltd., ADR##                               78,800     3,156,925
                                                                       ----------
TOTAL SOUTH KOREA (Cost $11,120,574)                                   16,318,183
                                                                       ----------
TAIWAN - (2.61%):

   Siliconware Precision Industries, GDR+                    63,200       654,120
   Taiwan Semiconductor Manufacturing Co. Ltd., ADR+##       77,850     2,749,078

TOTAL TAIWAN (Cost $2,113,394)                                          3,403,198

THAILAND - (1.88%):

   TelecomAsia Corporation Public Co. Ltd. Foreign        2,460,300     2,447,435
    Registered+(b)                                                     ----------

TOTAL THAILAND (Cost $3,895,748)

TURKEY - (3.60%):

   Dogan Yayin Holding A.S.+                            126,903,046     2,318,946
   Vestel Elektronik Sanayi ve Ticaret A.S.+              7,575,000     2,368,533
                                                                       ----------
TOTAL TURKEY (Cost $5,505,242)                                          4,687,479

UNITED STATES - (0.38%):

   Technology Crossover Ventures IV, L.P.*+#                520,000       491,491
                                                                       ----------
TOTAL UNITED STATES (Cost $520,000)

VENEZUELA - (1.10%):

   Venworld Telecommunications+f                            125,947     1,430,971
                                                                       ----------
 TOTAL VENEZUELA (Cost $2,531,383)

 TOTAL EMERGING COUNTRIES                                              97,289,862
    (Cost $87,799,016)                                                 ----------

 EQUITY SECURITIES OF TELECOMMUNICATIONS COMPANIES IN
 DEVELOPED COUNTRIES - (2.01%):

EASTERN EUROPE - (0.17%):

   Central European Media Enterprises Ltd.+                  22,875       217,313
                                                                       ----------
TOTAL EASTERN EUROPE (Cost $4,578,326)

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                          No. of
                                                       Shares/Units    Value
                                                       ------------    -----
SPAIN - (1.84%):

   Telefonica S.A., ADR+                                     39,500     2,404,563
                                                                        ---------
TOTAL SPAIN (Cost $2,711,829)                                           2,621,876
                                                                        ---------
TOTAL DEVELOPED COUNTRIES
   (Cost $7,290,155)

EQUITY SECURITIES OF COMPANIES
PROVIDING OTHER ESSENTIAL SERVICES IN
THE DEVELOPMENT OF AN EMERGING
COUNTRY'S INFRASTRUCTURE - (14.87%):

GLOBAL - (2.22%):

   Emerging Markets Ventures I, L.P.f +#                  2,602,830     2,888,699
                                                                        ---------
TOTAL GLOBAL (Cost $2,702,244)

HONG KONG - (2.39%):

   Hutchison Whampoa Ltd.                                   258,860     2,981,512
   Li & Fung Ltd.                                            30,000       128,589
                                                                        ---------
TOTAL HONG KONG (Cost $2,394,334)                                       3,110,101
                                                                        ---------
INDIA - (0.07%):

   SSI Ltd., GDR+                                            12,900        90,300
                                                                        ---------
TOTAL INDIA (Cost $185,760)

ISRAEL - (1.57%):

   Concord Ventures II Fundf +#                             240,000       240,000
   Formula Ventures L.P.f +#                                423,738       402,474
   Giza GE Venture Fund III, L.P.f +#                       250,000       240,970
   K.T. Concord Sub-Fund QP L.P.f +#                        850,000     1,165,906
                                                                        ---------
 TOTAL ISRAEL (Cost $1,732,121)                                         2,049,350
                                                                        ---------
 SINGAPORE - (0.24%):

   St Assembly Test Services Ltd.+                          107,000       317,947
                                                                        ---------
 TOTAL SINGAPORE (Cost $222,510)

 SOUTH KOREA - (1.21%)

   Korea Electric Power (KEP) Corporation                    58,900     1,580,053
                                                                        ---------
TOTAL SOUTH KOREA (Cost $1,626,367)

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                          No. of
                                                       Shares/Units    Value
                                                       ------------    -----
TAIWAN - (5.93%)

   D-Link Corp.                                             312,000     1,032,911
   Hon Hai Precision Industry Co., Ltd., GDR+                74,300     1,690,325
   Macronix International Co., Ltd.+                        366,000     1,134,469
   Nan Ya Plastic Corp.                                     370,000       810,613
   Siliconware Precision Industries Company+                173,000       359,364
   Via Technologies Inc.+                                    76,000     1,312,301
   Winbond Electronics Corp.+                               457,320     1,380,421
                                                                      -----------
TOTAL TAIWAN (Cost $6,430,652)                                          7,720,404
                                                                      -----------
THAILAND - (1.24%)

   Advanced Information Services Public Co. Ltd.
    Foreign Registered+                                     140,919     1,617,486
                                                                      -----------
TOTAL THAILAND (Cost $1,015,849)

TOTAL OTHER ESSENTIAL SERVICES
   (Cost $16,309,837)                                                  19,374,340
                                                                      -----------
TOTAL EQUITY OR EQUITY-LINKED
SECURITIES (Cost $111,399,008)                                        119,286,078
                                                                      -----------
FIXED OR FLOATING RATE
INVESTMENTS - (0.00%)

GLOBAL - (0.00%):

   International Wireless Communications, Inc.,
    Senior Secured Notes, 37485.00%, USD*(a)                   93               0
                                                                              ---

TOTAL GLOBAL (Cost $206,700)

Total Investments - (91.55%)
 (cost $111,605,708)                                                  119,286,078

Cash and Other Assets in Excess
 of Liabilities - (8.45%)                                              11,014,377

NET ASSETS - (100%                                                   $130,300,455
                                                                     ============

          See Accompanying Notes to the Pro Forma Financial Statements.

                     SCHEDULE OF INVESTMENTS OF THE EMERGING
                        MARKETS INFRASTRUCTURE FUND, INC.
                                 AT MAY 31, 2000

                                                  No. of Shares/Units     Value
                                                  -------------------     -----
EQUITY OR EQUITY LINKED
SECURITIES - (88.89%):@

Equity or Equity Securities on Infrstructure Companies in Emerging Countries - (74.27%)

ARGENTINA - (2.84%):

   CEI Citicorp Holdings, S.A., Class B+                    627,952    $2,304,883
   Exxel Capital Partnersf                                2,000,001     2,021,537
                                                                       ----------
TOTAL ARGENTINA (Cost $4,582,278)                                       4,326,420
                                                                       ----------
BRAZIL - (7.03%):

   Companhia Riograndense. de Telecomunicacoes S.A.,
     PNA+                                                 1,330,242       408,072
   Compania Vale do Rio Doce, ADR                            31,700       790,103
   Electropaulo Metropolitana S.A., PN+                  25,403,416     1,426,376
   Embratel Participacoes S.A., ADR                          80,100     1,677,094
   Petroleo Brasileiro, S.A                                  95,400     2,253,597
   Brazil Telecom Participacoes S.A., ADR#++#                24,700     1,482,000
   Tele Nordeste Celular Participacoes S.A., ADR              9,200       487,600
   Tele Norte Leste Participacoes, ADR                       89,642     1,759,224
   Telecelular Sul Participacoes, ADR                        12,600       426,825
                                                                       ----------
 TOTAL BRAZIL (Cost $10,718,729)                                       10,710,891
                                                                       ----------
 CHILE - (6.91%):

   Besalco S.A+                                             250,882       703,676
   Chilectra S.A+                                            80,566       345,876
   Compania de Consumidores de Gas de Santiago S.A+          40,000       148,827
   Compania de Petroleos de Chile S.A+                      221,895       965,313
   Compania de Telecomunicacoes de Chile S.A.,
     Class A+                                               101,591       503,981
   Compania de Telecomunicacoes de Chile S.A.,
     ADR+##                                                  82,000     1,619,500
   Empresa Nacional de Electricidad S.A+                  1,434,282       563,067
   Empresa Nacional de Telecomunicaciones S.A+               57,814       521,771
   Enersis S.A+                                           1,431,330       611,750
   Gener S.A. ADR+##                                        278,727     3,832,496
   Puerto Ventenas S.A+                                     288,453       385,264
   Sociedad Austral de Electricidad S.A                      20,600       326,236
                                                                       ----------
TOTAL CHILE (Cost $12,324,231)                                         10,527,757
                                                                       ----------
CHINA - (0.25%)

   Beijing Putang Power Generation Company Limited        2,496,438       381,246
                                                                       ----------
TOTAL CHINA (Cost $719,084)

EUROPE - (0.67%):

   Global TeleSystems Group, Inc.+                           91,876     1,022,120
                                                                       ----------

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                  No. of Shares/Units     Value
                                                  -------------------     -----
TOTAL EUROPE (Cost $2,090,162)

HONG KONG - (9.18%):

   China Telecom (Hong Kong) Limited, ADR+##                 55,200     8,114,400
   City Telecom (HK) Ltd.                                 1,204,000       248,765
   Hutchison Whampoa Ltd.                                   409,200     4,713,106
   Li & Fung Ltd                                             32,000       137,162
   Pacific Century Cyberworks                               395,000       773,044
                                                                       ----------
                                                                       13,986,477
                                                                       ----------
TOTAL HONG KONG (Cost $9,615,444)

INDIA - (5.75%):

   Bharat Heavy Electricals Ltd.                            210,355       571,637
   BSES Ltd.++                                              158,800     3,025,140
   Hindustan Corp.                                          100,600       302,364
   Larsen and Taubro Ltd., GDR++                             77,000       704,550
   Videsh Sanchar Nigam Ltd., GDR++                         266,300     4,160,938
                                                                       ----------
TOTAL INDIA (Cost $11,123,126)                                          8,764,629
                                                                       ----------
INDONESIA - (0.70%):

   PT Telekomunikasi Indonesia, ADR                         158,000     1,066,500
                                                                       ----------
TOTAL INDONESIA (Cost $1,785,609)

ISRAEL - (2.60%):

   Concord Venture Fund II, L.P.+ ++#                       240,000       240,000
   Geotek Communications, Inc.+                              49,501           772
   Geotek Communications Inc., Convertible Preferred
     Series M, 8.50%*+                                          100             0
   Geotek Communications Inc., Convertible Preferred
     Series N*+(a)                                            1,584             0
   Gilat Satellite Networks Ltd.+##                          15,800     1,272,888
   Giza GE Venture Fund III. L.P.+ f##                      300,000       289,164
   K.T. Concord Sub- Fund QP, L.P.+ f#                      850,000     1,165,906
   Nexus Telecommunication Systems Ltd.+                    210,283       473,137
   The Renaissance Fund LDC+f                                   160       527,834
                                                                       ----------
TOTAL ISRAEL (Cost $7,492,945)                                          3,969,701
                                                                       ----------

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                  No. of Shares/Units     Value
                                                  -------------------     -----
JAMAICA - (1.69%):

   Jamaican Assets I L.P.+f                               1,156,324     2,573,226
                                                                       ----------
TOTAL JAMAICA (Cost $1,249,729)

LATIN AMERICA - (0.24%):
   J.P. Morgan Latin America Capital Partners L.P.+#        371,803       371,803
                                                                       ----------
TOTAL LATIN AMERICA (Cost $401,354)

MALAYSIA - (4.63%):

   Digi Swisscom Berhad+                                    997,000     2,020,263
   Telecom Malaysia Berhard                                 243,800       891,806
   Tenega Nasional Berhad                                 1,133,000     4,144,449
                                                                       ----------
TOTAL MALAYSIA (Cost $6,536,108)                                        5,876,570
                                                                       ----------
MEXICO - (3.86%):

   Cemex, S.A. de C.V., ADR+(b)                             102,200     2,165,363
   Grupo Televisa S.A., GDR+                                 27,300     1,520,269
   Telefonos de Mexico S.A., Class L ADR+                    45,000     2,190,938

TOTAL MEXICO (Cost $6,182,670)                                          5,876,570

PAKISTAN - (0.21%):

   The Hub Power Company Ltd.+                              957,600       316,410
                                                                       ----------
TOTAL PAKISTAN (Cost $1,209,434)

PERU - (0.01%):

   Tecsur, S.A+                                             119,535         7,848
                                                                       ----------

TOTAL PERU (Cost $24,216)

RUSSIA - (1.58%):

   RAO Unified Energy Systems                                97,500     1,335,750
   Rostelecom ADR                                            71,000     1,078,313
                                                                       ----------
TOTAL RUSSIA (Cost $3,587,453)                                          2,414,063
                                                                       ----------
SINGAPORE - (1.74%):

   Datacraft Asia Ltd.                                       98,000       681,100
   NatSteel Electronics Ltd.+                               538,000     1,583,129
   ST Assembly Test Service Ltd.+                           128,000       380,348
                                                                       ----------
TOTAL SINGAPORE (Cost $2,259,273)                                       2,644,577
                                                                       ----------

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                  No. of Shares/Units     Value
                                                  -------------------     -----
SOUTH AFRICA - (0.58%):

   Imperial Holdings Ltd.                                   119,173       880,199
                                                                       ----------
TOTAL SOUTH AFRICA (Cost $1,372,166)

SOUTH KOREA - (9.41%):

   Dacom Corp.+                                               8,710     1,160,562
   Hanaro Telecom Inc.+                                      38,469       253,395
   Korea Telecom Corp.                                      146,100     5,405,700
   Samsung Electronics Co., Ltd.                             27,787     7,577,154
                                                                       ----------
TOTAL SOUTH KOREA (Cost $10,882,979)                                   14,396,811
                                                                       ----------
SPAIN- (1.87%):

   Telefonica S.A+                                           46,700     2,842,863
                                                                       ----------
TOTAL SPAIN (Cost $3,206,137)

TAIWAN - (1.70%):

   Hon Hai Precision Industry Co., Ltd., GDR+ ++             30,000       682,500
   Winbond Electronics Corp.+                               357,420     1,078,872
   Yageo Corp.+ ++                                           95,400       834,750
                                                                       ----------
TOTAL TAIWAN (Cost $1,944,209)                                          2,596,122
                                                                       ----------
THAILAND - (2.53%):

   Advanced Information Services Public Co. Ltd.+            77,900       894,146
   TelecomAsia Corp. Public Co. Ltd.+(c)                  2,978,400     2,962,826
                                                                       ----------
TOTAL THAILAND (Cost $5,366,687)                                        3,856,972
                                                                       ----------
TURKEY - (6.35%):

   Cimsa Cimento Sanayi Ve Ticaret A.S.                  87,089,000     1,768,233
   Eregli Demir Ve Celik-Fabrikalari TAS+                74,707,000     3,458,377
   Netas Northern Electric Telekomunikayson A.S          32,591,000     4,446,754
                                                                       ----------
TOTAL TURKEY (Cost $6,266,929)                                          9,673,364
                                                                       ----------

Global-(1.90%)

  Emerging Markets Ventures I, L.P.++#                    2,602,830     2,888,699
                                                                       ----------
TOTAL GLOBAL (Cost $2,702,225)

 TOTAL EMERGING COUNTRIES
   (Cost $113,643,177)                                                113,151,786
                                                                      -----------
EQUITY OR EQUITY-LINKED SECURITIES OF NON-
INFRASTRUCTURE COMPANIES - (12.52%)

          See Accompanying Notes to the Pro Forma Financial Statements.

                                                  No. of Shares/Units     Value
                                                  -------------------     -----
CANADA - (0.09%):

   Officeland Inc., Senior Unsecured Convertible
    Notes, 12%*                                             571,429        80,672
   Officeland Inc., C Units*                                133,654        64,154
                                                                        ---------
TOTAL CANADA (Cost $638,256)                                              144,826
                                                                        ---------
HONG KONG - (2.50%)

   Legend Holdings Ltd.                                   3,760,000     3,811,993
                                                                        ---------
TOTAL HONG KONG (Cost $3,751,613)

INDIA - (3.12%):

   Reliance Inds. Ltd, GDR,                                 190,000     4,650,250
   SSI Ltd., GDR+ f                                          14,300       100,100
                                                                        ---------
TOTAL INDIA (Cost $3,538,125)                                           4,750,350
                                                                        ---------
ISRAEL - (0.27%):

   Formula Ventures L.P.+ f#                                423,738       402,474
                                                                        ---------
TOTAL ISRAEL (Cost $433,923)

MALAYSIA - (1.03%):

   Resorts World Berhad+                                    502,200     1,572,700
                                                                        ---------
TOTAL MALAYSIA (Cost $1,859,580)

TAIWAN - (2.81%):

   D-Link Corp.+                                            295,000       976,631
   Nan Ya plastic Corp.+                                    785,000     1,719,815
   Via Technologies Inc.                                     92,000     1.588,575
                                                                        ---------
                                                                        4,285,021
                                                                        ---------
TOTAL TAIWAN (Cost $3,834,326)

TURKEY - (2.69%):

   Vestel Electronik Sanayai ve Ticaret A.S.+             70,044,702    1,279,953
   Dosan Yayin Holdings A.S.+                              9,033,000    2,824,417
                                                                        ---------
                                                                        4,104,370
                                                                        ---------
TOTAL TURKEY (Cost $4,364,167)

TOTAL EQUITY SECURITIES OF
   NON-INFRASTRUCTURE COMPANIES                                        19,071,734
   (Cost $18,625,910)                                                  ----------

EQUITY SECURTIES OF COMPANIES
PROVIDING OTHER ESSENTIAL SERVICES IN
THE DEVELOPMENT OF AN EMERGING
COUNTRY'S INFRASTRUCTURE - (2.10%)


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                  No. of Shares/Units     Value
                                                  -------------------     -----
COLOMBIA - (0.01%):

   Cementos Paz del Rio S.A. ADR++                            2,135        12,370
                                                                        ---------
TOTAL COLOMBIA (Cost $29,089)

EGYPT - (0.79%):

   Nile Growth Company                                      200,000     1,200,000
                                                                        ---------
TOTAL EGYPT (Cost $2,020,000)

TAIWAN - (1.30%):

   Taiwan Semiconductor Manufacturing Co.+                  390,400     1,989,380
                                                                        ---------
TOTAL TAIWAN (Cost $1,282,116)

TOTAL OTHER ESSENTIAL SERVICES
   (Cost $3,331,205)                                                    3,201,750
                                                                        ---------
TOTAL EQUITY OR EQUITY-LINKED
  SECURITIES (Cost $135,600,292)                                      135,425,270
                                                                      -----------
FIXED RATE INVESTMENTS - (0.00%)

Global Funds - (0.00%):

  International Wireless Communications, Inc.                    93             0
  Senior Secured Notes #(d)

TOTAL GLOBAL
   (Cost $205,840)

SHORT-TERM INVESTMENTS - (0.03%)

   Chilean Mutual Fund - (0.03%)
   Fondo Mutuo Security Check                                10,513        49,925
                                                                      -----------
TOTAL CHILEAN MUTUAL FUND (Cost $50,199)

TOTAL INVESTMENTS (88.92%)                                            135,475,195
   (Cost $135,856,331)                                                -----------

Cash and other assets in Excess
   Liabilities - (11.08%)                                              16,885,263
                                                                      -----------
NET ASSETS - (100%)                                                  $152,360,418
                                                                      -----------


          See Accompanying Notes to the Pro Forma Financial Statements.

@ EMG intends to sell all of its non-telecommunications securities to finance the expenses of its Tender Offer.

*     Not readily marketable security.

+     Security is non-income producing.

++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers".

f     Restricted security, not readily marketable.

# As of May 31, 2000, the Fund committted to investing an additional $1,760,000, $1,364,949, $326,262, $1,200,000, $3,098,646 and
      $150,000 of capital in Concord Ventures II L.P., Emerging Markets Ventures I, L.P., Formula Ventures L.P., Giza GE Venture Fund III, L.P., J.P. Morgan Latin America Capital Partners L.P. and K.T. Concord Sub-Fund QP L.P., respectively.

##    Security or a portion thereof is out on loan.

(a)   With an additional 1,584 warrants attached, expiring 06/20/01.

(b) With an additional 12,740 warrants attached, expiring 12/25/49, with no market value.

(c) With an additional 940,547 warrants attached, expiring 12/31/49, with no market value.

(d)   As of March 31, 1998, this investment ceased accruring interest.

ADR   American Depositary Receipts.
GDR   Global Depositary Receipts.
PN    Preferred Shares.
PNA   Preferred Shares, Class A.
USD   United States Dollar

          See Accompanying Notes to the Pro Forma Financial Statements.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

A policy of insurance covering Credit Suisse Asset Management, LLC, its affiliates, and all of the registered investment companies advised by Credit Suisse Asset Management, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article Eight of the Registrant's Articles of Incorporation states as follows:

                                  ARTICLE VIII

                    LIMITATION ON LIABILITY; INDEMNIFICATION

      (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

      (2) Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force. In addition, the Corporation shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

      (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

      Articles 5.2 and 5.3 of Registrant's By-Laws state as follows:

                          INDEMNIFICATION AND INSURANCE

            Article 5.2. Indemnity.

            (a) The Company shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Company shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Company shall indemnify its directors and officers who, while serving as directors or officers, also serve at the request of the Company as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Company or any Stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

            (b) Any current or former director or officer of the Company seeking indemnification within the scope of this Article shall be entitled to advances from the Company for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Company a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following conditions shall be met: (i) the person seeking indemnification shall provide security in form and amount acceptable to the Company for his undertaking; (ii) the Company is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of directors of the Company who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

            (c) At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of disinterested non-party directors or (b) an independent legal counsel in a written opinion.

            (d) Employees and agents who are not officers or directors of the Company may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

            (e) The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

            (f) References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940, as from time to time amended. No amendment of these Bylaws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

            Article 5.3. Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company or who, while a director, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position; provided that no insurance may be purchased by the Company on behalf of any person against any liability to the Company or to its Stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 16.    Exhibits

                  1. Articles of Incorporation of the Registrant, dated February 11, 1992, as amended March 31, 1992.

                  2. Amended and Restated By-laws of the Registrant dated November 9, 1999.

                  3.       Not Applicable.

                  4. Form of Merger Agreement and Plan of Reorganization. Filed herewith.

                  5.       Not Applicable.

                  6. Investment Advisory Agreement between the Registrant and BEA Associates dated June 17, 1992, as amended.*

                  7.       Not Applicable.

                  8.       Not Applicable.

                  9. Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated June 14, 1995, as amended.*

                  10.      Not Applicable.

                  11.(a)   Opinion and Consent of Willkie Farr & Gallagher.*

                     (b)   Opinion and consent of Venable, Baetjer and Howard,
                           LLP.*

                  12. Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters.*

                  13.(a) Registrar, Transfer Agency and Service Agreement between the Registrant and the First National Bank of Boston, dated September 1, 1995.*

----------

*     To be filed by amendment.

                     (b) Administrative Services Agreement between the Registrant and BEA Associates dated July 14, 1995.*

                     (c) Chilean Administration Agreement between the Registrant, BEA Associates and BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. dated November 4, 1997.*

                  14.      Consent of PricewaterhouseCoopers LLP.
                           Filed herewith.

                  15.      Not Applicable

                  16.      Powers of Attorney (see signature page).

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph
(1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the day of July 7, 2000.

                              The Emerging Markets Telecommunications Fund, Inc.
                              By:


                              /s/ Richard W. Watt
                              --------------------------------------------------
                              Richard W. Watt, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                       DATE


/s/ William W. Priest, Jr.
--------------------------
William W. Priest, Jr.              Chairman of the Board           July 7, 2000
                                    and Director

/s/ Dr. Enrique R. Arzac
------------------------
Dr. Enrique R. Arzac                Director                        July 7, 2000


/s/ James J. Cattano
--------------------
James J. Cattano                    Director                        July 7, 2000


/s/ George W. Landau
--------------------
George W. Landau                    Director                        July 7, 2000


/s/ Martin M. Torino
--------------------
Martin M. Torino                    Director                        July 7, 2000


/s/ Richard W. Watt
-------------------
Richard W. Watt                     President (Principal            July 7, 2000
                                    Executive Officer)


/s/ Michael A. Pignataro
------------------------
Michael A. Pignataro                Chief Financial Officer
                                    and Secretary (Principal
                                    Financial Officer)              July 7, 2000

Exhibit No.       Exhibit
-----------       -------

4                 Form of Merger Agreement and Plan of Reorganization.

14                Consent of PricewaterhouseCoopers LLP.

16                Powers of Attorney (see signature page).